     As filed with the Securities and Exchange Commission on June 1, 1998.

                                                         File No. 33-73568
                                                                  811-7426
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C. 20549

                                FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                                 [ ]


     Post-Effective Amendment No.  11                            [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940



     Amendment No.  22                                           [X]



                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 SEPARATE ACCOUNT ONE
                              (Exact Name of Registrant)

                      HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 (Name of Depositor)

                                    P.O. BOX 2999
                               HARTFORD, CT  06104-2999
                      (Address of Depositor's Principal Offices)


                                    (860) 843-6733

                 (Depositor's Telephone Number, Including Area Code)


                               MARIANNE O'DOHERTY, ESQ.

                                 HARTFORD LIFE, INC.

                                    P.O. BOX 2999
                               HARTFORD, CT  06104-2999
                       (Name and Address of Agent for Service)

 It is proposed that this filing will become effective:

       ___   immediately upon filing pursuant to paragraph (b) of Rule 485


       _X_   on June 1, 1998 pursuant to paragraph (b) of Rule 485


       ___   60 days after filing pursuant to paragraph (a)(1) of Rule 485


       ___   on June 1, 1998 pursuant to paragraph (a)(1) of Rule 485


       ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PURSUANT TO RULE 24F-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES.

                                CROSS REFERENCE SHEET
                               PURSUANT TO RULE 495(a)

N-4 ITEM NO.                         PROSPECTUS HEADING
------------                         ------------------

 1.  Cover Page                      Hartford Life and Annuity Insurance
                                     Company - Separate Account One

 2.  Definitions                     Glossary of Special Terms

 3.  Synopsis or Highlights          Introduction

 4.  Condensed Financial             Yield Information
     Information

 5.  General Description of          Hartford, Separate Account One, the Fixed
                                     Registrant Account, and the Funds

 6.  Deductions                      Charges Under the Contract

 7.  General Description of          The Contracts, Separate Account, the
     Annuity Contracts               Fixed Account, and Surrender Benefits


 8.  Annuity Period                  Settlement Provisions


 9.  Death Benefit                   Death Benefits

10.  Purchases and Contract Value    The Contract, Contracts Offered, Premium
                                     Payments and Initial Allocations and
                                     Contract Value

11.  Redemptions                     Surrender Benefits

12.  Taxes                           Federal Tax Considerations

13.  Legal Proceedings               Legal Matters & Experts


14.   Table of Contents of the       Table of Contents to Statement  of
      Statement of Additional        Additional Information
      Information

15.  Cover Page                      Part B; Statement of Additional
                                     Information

16.  Table of Contents               Table of Contents

17.  General Information and         Introduction
     History

18.  Services                        None

19.  Purchase of Securities          Distribution of Contracts
     being Offered

20.  Underwriters                    Distribution of Contracts

                                CROSS REFERENCE SHEET
                               PURSUANT TO RULE 495(a)
N-4 ITEM NO.                         PROSPECTUS HEADING
------------                         ------------------


21.  Calculation of Performance      Calculation of Yield and Return
     Data


22.  Annuity Payments                Settlement Provisions


23.  Financial Statements            Financial Statements

24.  Financial Statements and        Financial Statements and
     Exhibits                        Exhibits

25.  Directors and Officers of the   Directors and Officers of the
     Depositor                       Depositor


26.  Persons Controlled by or        Persons Controlled by or Under
     Under Common Control            Common Control with the
     with the Depositor or           Depositor or Registrant
     Registrant

27.  Number of Contract Owners       Number of Contract Owners

28.  Indemnification                 Indemnification

29.  Principal Underwriters          Principal Underwriters

30.  Location of Accounts and        Location of Accounts and Records
     Records

31.  Management Services             Management Services

32.  Undertakings                    Undertakings

                                     PART A

                                 THE DIRECTOR
                             SEPARATE ACCOUNT ONE
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. BOX 5085
                       HARTFORD, CONNECTICUT 06102-5085
                      TELEPHONE: 1-800-862-6668 (CONTRACT
                                    OWNERS)
[LOGO]            1-800-862-7155 (INVESTMENT REPRESENTATIVES)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes The Director, an individual and group flexible premium tax deferred variable annuity contract designed for retirement planning purposes ("Contracts").

The Contracts are issued by Hartford Life and Annuity Insurance Company ("Hartford".) Payments for the Contracts will be held in a series of Hartford Life andAnnuity Insurance Company Separate Account One (the "Separate Account") or in the Fixed Account of Hartford. Allocations to and transfers to and from the Fixed Account are not permitted in certain states.

The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment for that Sub-Account.


Advisers Fund Sub-Account                     --   shares of Class IA of Hartford Advisers HLS Fund, Inc.
                                                   ("Hartford Advisers Fund")
Bond Fund Sub-Account                         --   shares of Class IA of Hartford Bond HLS Fund, Inc.
                                                   ("Hartford Bond Fund")
Capital Appreciation Fund Sub-Account         --   shares of Class IA of Hartford Capital Appreciation HLS
                                                   Fund, Inc. ("Hartford Capital Appreciation Fund")
Dividend and Growth Fund Sub-Account          --   shares of Class IA of Hartford Dividend and Growth HLS
                                                   Fund, Inc. ("Hartford Dividend and Growth Fund")
Growth and Income Fund Sub-Account            --   shares of Class IA of Hartford Growth and Income HLS Fund,
                                                   Inc. ("Hartford Growth and Income Fund")
Index Fund Sub-Account                        --   shares of Class IA of Hartford Index HLS Fund, Inc.
                                                   ("Hartford Index Fund")
International Advisers Fund Sub-Account       --   shares of Class IA of Hartford International Advisers HLS
                                                   Fund, Inc. ("Hartford International Advisers Fund")
International Opportunities Fund              --   shares of Class IA of Hartford International Opportunities
  Sub-Account                                      HLS Fund, Inc. ("Hartford International Opportunities
                                                   Fund")
MidCap Fund Sub-Account                       --   shares of Class IA of Hartford MidCap HLS Fund, Inc.
                                                   ("Hartford MidCap Fund")
Money Market Fund Sub-Account                 --   shares of Class IA of Hartford Money Market HLS Fund, Inc.
                                                   ("Hartford Money Market Fund")
Mortgage Securities Fund Sub-Account          --   shares of Class IA of Hartford Mortgage Securities HLS
                                                   Fund, Inc. ("Hartford Mortgage Securities Fund")
Small Company Fund Sub-Account                --   shares of Class IA of Hartford Small Company Fund, Inc.
                                                   ("Hartford Small Company Fund")
Stock Fund Sub-Account                        --   shares of Class IA of Hartford Stock HLS Fund, Inc.
                                                   ("Hartford Stock Fund")


This Prospectus sets forth the information concerning the Separate Account and the Fixed Account that investors should know before investing. This Prospectus should be kept for future reference. Additional information about the Separate Account and the Fixed Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information send a written request to, or call Hartford, Attn.:
Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085. The Table of Contents for the Statement of Additional Information may be found on page 28 of this Prospectus. The Statement of Additional Information is incorporated by reference to this Prospectus.

--------------------------------------------------------------------------------
VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS DATED: JUNE 1, 1998
STATEMENT OF ADDITIONAL INFORMATION DATED: JUNE 1, 1998

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
 GLOSSARY OF SPECIAL TERMS.............................................    3
 FEE TABLE.............................................................    5
 ACCUMULATION UNIT VALUES..............................................    6
 INTRODUCTION..........................................................    7
 HARTFORD, THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT.......    7
   Hartford Life and Annuity Insurance Company.........................    7
   The Separate Account................................................    8
   The Funds...........................................................    8
   The Fixed Account...................................................   10
 PERFORMANCE RELATED INFORMATION.......................................   11
 THE CONTRACTS.........................................................   11
   Contracts Offered...................................................   11
   Premium Payments and Initial Allocations............................   12
   Contract Value......................................................   12
   Transfers Between the Sub-Accounts/Fixed Account....................   13
   Charges Under the Contract..........................................   13
   Death Benefits......................................................   15
   Surrender Benefits..................................................   16
   Settlement Provisions...............................................   17
   Other Information...................................................   19
 FEDERAL TAX CONSIDERATIONS............................................   20
   A. General..........................................................   20
   B. Taxation of Hartford and the Separate Account....................   20
   C. Taxation of Annuities -- General Provisions Affecting Purchasers
      Other Than Qualified Retirement Plans............................   20
   D. Federal Income Tax Withholding...................................   23
   E. General Provisions Affecting Qualified Retirement Plans..........   23
   F. Annuity Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   23
 MISCELLANEOUS.........................................................   23
   How Contracts are Sold..............................................   23
   Legal Matters and Experts...........................................   24
   Additional Information..............................................   24
 APPENDIX I INFORMATION REGARDING TAX-QUALIFIED PLANS..................   25
 TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION..............   28

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.

ADMINISTRATIVE OFFICE OF HARTFORD: Currently located at 200 Hopmeadow Street, Simsbury, CT. All correspondence concerning the Contract should be sent to P.O. Box 5085, Hartford, CT 06102-5085, Attn.: Individual Annuity Services, except for overnight or express mail packages, which should be sent to: 200 Hopmeadow Street, Simsbury, CT 06089.

ANNUAL MAINTENANCE FEE: An annual $30 charge on a Contract having a Contract value of less than $50,000, as determined on the most recent Contract Anniversary or upon full surrender of the Contract. The charge is deducted proportionately from the investment options in use at the time of such deduction.

ANNUAL WITHDRAWAL AMOUNT: The amount which can be withdrawn in any Contract Year prior to incurring surrender charges.

ANNUITANT: The person or Participant upon whose life the Contract is issued.

ANNUITY: A Contract issued by an insurance company that provides, in exchange for Premium Payments, a series of income payments. This Prospectus describes a deferred annuity Contract in which Premium Payments accumulate tax-deferred until a partial or full surrender is taken or until the Annuity Commencement Date. Annuity payments under the Contract will begin as of the Annuity Commencement Date in accordance with the Annuity payment option selected.

ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to commence. Under a group unallocated Contract, the date for each Participant is determined by the Contract Owner in accordance with the terms of the Plan.

ANNUITY UNIT: An accounting unit of measure used to calculate the value of Annuity payments.

BENEFICIARY: The person(s) who receive Contract Values in the event of the Annuitant's or Contract Owner's death under certain conditions. Under a group unallocated Contract, the person named by the Participant within the Plan documents/enrollment forms who is entitled to receive benefits in case of the death of the Participant.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTINGENT ANNUITANT: The person so designated by the Contract Owner, who upon the Annuitant's death, prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT: For an Annuity issued to an individual, the Contract is the individual Annuity and any endorsements or riders. For a group Annuity, the Contract is a certificate evidencing a participatory interest in a group Annuity and any endorsements or riders. Any reference in this Prospectus to a Contract includes the certificate.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT OWNER(S): The owner(s) of the Contract, trustee or other entity, sometimes herein referred to as "you".

CONTRACT VALUE: The aggregate value of any Sub-Account Accumulation Units held under the Contract plus the value of the Fixed Account.

CONTRACT YEAR: A period of 12 months commencing with the Contract Date or any anniversary thereof.

DEATH BENEFIT: The amount payable upon the death of a Contract Owner, Annuitant or Participant, in the case of group Contracts before annuity payments have commenced.

DUE PROOF OF DEATH: A certified copy of a death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to Hartford.

FIXED ACCOUNT: Part of the General Account of Hartford to which a Contract Owner may allocate all or a portion of his Premium Payment or Contract Value.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

FUNDS: The Funds described commencing on page 8 of this Prospectus and any additional Funds which may be made available from time to time.

GENERAL ACCOUNT: The General Account of Hartford which consists of all assets of Hartford other than those allocated to the separate accounts of Hartford.

HARTFORD: Hartford Life and Annuity Insurance Company.

MAXIMUM ANNIVERSARY VALUE: Value used in determining the death benefit. It is based on a series of calculations of Contract Values on Contract Anniversaries, premium payments and partial surrenders, as described on page 12.

NON-QUALIFIED CONTRACT: A Contract which is not part of a tax-qualified retirement plan or arrangement which qualifies for special tax treatment under the Code.

PARTICIPANT (FOR GROUP UNALLOCATED CONTRACTS ONLY): Any eligible employee of an employer/Contract Owner participating in the Plan.

PLAN: A voluntary plan of an employer or other person which qualifies for special tax treatment under the Code.

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

PREMIUM PAYMENT: The payment made to Hartford pursuant to the terms of the Contract.

PREMIUM TAX: A tax on premiums charged by a state or municipality on Premium Payments or Contract Values.

QUALIFIED CONTRACT: A Contract which is a part of a tax-qualified retirement plan or arrangement which qualifies for special tax treatment under the Code, such as an employer-sponsored Section 401(k) plan or an Individual Retirement Annuity (IRA).

SEPARATE ACCOUNT: The Hartford separate account entitled "Hartford Life and Annuity Insurance Company Separate Account One".

SUB-ACCOUNT: Accounts established within the Separate Account with respect to a Fund.

TERMINATION VALUE: The Contract Value upon termination of the Contract prior to the Annuity Commencement Date, less any applicable Premium Taxes, the Annual Maintenance Fee and any applicable contingent deferred sales charges.

UNALLOCATED CONTRACTS: Contracts issued to employers, or other entity, as Contract Owner under which no allocation of Contract Values is made for a specific Participant. The Plans will be responsible for the individual allocations.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets of the Separate Account.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------

                                   FEE TABLE
                                    SUMMARY

                        Contract Owner Transaction Expenses
                               (All Sub-Accounts)

 Sales Load Imposed on Purchases (as a percentage of premium
    payments)......................................................    None
 Exchange Fee......................................................        $0
 Deferred Sales Load (as a percentage of amounts withdrawn)
     First Year (1)................................................       6%
     Second Year...................................................       6%
     Third Year....................................................       5%
     Fourth Year...................................................       5%
     Fifth Year....................................................       4%
     Sixth Year....................................................       3%
     Seventh Year..................................................       2%
     Eighth Year...................................................       0%
 Annual Maintenance Fee (2)........................................     $30
 Annual Expenses -- Separate Account (as percentage of average account value)
     Mortality and Expense Risk....................................   1.250%

(1) Length of time from premium payment.
(2) The Annual Maintenance Fee is a single $30 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the Investment Company Act of 1940, the Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. The Annual Maintenance Fee is deducted only when the accumulated value is less than $50,000. In the Example, the Annual Maintenance Fee is approximated a 0.08% annual asset charge based on the experience of the Contracts.

                         Annual Fund Operating Expenses
                         (as percentage of net assets)


                                                                                          TOTAL FUND
                                                   MANAGEMENT FEES   OTHER EXPENSES   OPERATING EXPENSES
                                                   ---------------   --------------   ------------------
 Hartford Bond Fund..............................      0.490%            0.020%             0.510%
 Hartford Stock Fund.............................      0.430%            0.020%             0.450%
 Hartford Money Market Fund......................      0.425%            0.015%             0.440%
 Hartford Advisers Fund..........................      0.610%            0.020%             0.630%
 Hartford Capital Appreciation Fund..............      0.620%            0.020%             0.640%
 Hartford Mortgage Securities Fund...............      0.425%            0.025%             0.450%
 Hartford Index Fund.............................      0.375%            0.015%             0.390%
 Hartford International Opportunities Fund.......      0.680%            0.090%             0.770%
 Hartford Dividend & Growth Fund.................      0.660%            0.020%             0.680%
 Hartford International Advisers Fund............      0.750%            0.120%             0.870%
 Hartford MidCap Fund (1)........................      0.750%            0.040%             0.790%
 Hartford Small Company Fund.....................      0.750%            0.020%             0.770%
 Hartford Growth and Income Fund (1).............      0.520%            0.150%             0.670%


------------

(1) Hartford MidCap Fund and Hartford Growth and Income Fund are new funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for the Hartford Growth and Income Fund until the assets of the Funds (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) reach $20 million. Absent this waiver, the investment advisory fee would be 0.575% annually and Total Fund Operating Expenses ratio would be 0.900% (annualized).


EXAMPLE

                               If you surrender your           If you annuitize your           If you do not surrender your
                               Contract at the end of the      Contract at the end of the      Contract, you would pay the
                               applicable time period, you     applicable time period, you     following expenses on a
                               would pay the following         would pay the following         $1,000 investment, assuming a
                               expenses on a $1,000            expenses on a $1,000            5% annual return on assets:
                               investment, assuming a 5%       investment, assuming a 5%
                               annual return on assets:        annual return on assets:

                                                5      10                       5      10                       5      10
 SUB-ACCOUNT                   1 YEAR 3 YEARS YEARS   YEARS    1 YEAR 3 YEARS YEARS   YEARS    1 YEAR 3 YEARS YEARS   YEARS
                               ------ ------- ------ -------   ------ ------- ------ -------   ------ ------- ------ -------
 Bond Fund....................  $ 73   $ 106   $139    $215     $ 18   $  57   $ 99    $214     $ 19   $  58   $ 99    $215
 Stock Fund...................    72     104    136     209       17      55     96     208       18      56     96     209
 Money Market Fund............    72     104    136     208       17      55     95     207       18      56     96     208
 Advisers Fund................    74     109    146     228       19      61    105     227       20      61    106     228
 Capital Appreciation Fund....    74     110    146     229       19      61    105     228       20      62    106     229
 Mortgage Securities Fund.....    72     104    136     209       17      55     95     208       18      56     96     209
 Index Fund...................    71     102    133     202       17      53     92     201       17      54     93     202
 International Opportunities
   Fund.......................    75     114    153     243       21      65    112     242       21      66    113     243
 Dividend & Growth Fund.......    74     111    148     233       20      62    108     233       20      63    108     233
 International Advisers
   Fund.......................    76     117    158     253       22      68    117     253       22      69    118     253
 MidCap Fund..................    76     114    N/A     N/A       21      66    N/A     N/A       22      66    N/A     N/A
 Small Company Fund...........    75     114    153     243       21      65    112     242       21      66    113     243
 Growth and Income Fund.......    74     111    N/A     N/A       20      62    N/A     N/A       20      63    N/A     N/A


    The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium taxes may also be applicable.

    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)


    The following information for the five years ended, has been derived from the audited financial statements of the separate account, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus. The information for the quarter ended March 31, 1998 is unaudited and is included for informational purposes only. There is no information regarding the Growth and Income Fund Sub-Account because as of March 31, 1998, the Sub-Account had not yet commenced operations.



                                                            QUARTER ENDED
                                                              MARCH 31,
                                                            --------------                YEAR ENDED DECEMBER 31,
                                                                 1998        -------------------------------------------------
                                                             (UNAUDITED)      1997        1996        1995     1994     1993
                                                            --------------   -------     -------     -------  -------  -------
BOND FUND SUB-ACCOUNT
(INCEPTION AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $2.114       $1.992      $1.880      $1.607   $1.694   $1.556
Accumulation unit value at end of period..................       $2.145       $2.114      $1.922      $1.880   $1.607   $1.694
Number accumulation units outstanding at end of period (in
 thousands)...............................................      122,570      107,759      76,247      48,354   33,950   23,803
STOCK FUND SUB-ACCOUNT
(INCEPTION AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $4.602       $3.547      $2.887      $2.180   $2.250   $1.993
Accumulation unit value at end of period..................       $5,277       $4.602      $3.547      $2.887   $2.180   $2.250
Number accumulation units outstanding at end of period (in
 thousands)...............................................      469,940      440,557     317,416     186,727  110,928   60,431
MONEY MARKET FUND SUB-ACCOUNT
(INCEPTION AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $1.650       $1.587      $1.528      $1.462   $1.424   $1.401
Accumulation unit value at end of period..................       $1.667       $1.650      $1.587      $1.528   $1.462   $1.424
Number accumulation units outstanding at end of period (in
 thousands)...............................................      115,268      120,947     110,350      66,468   30,871   14,881
ADVISERS FUND SUB-ACCOUNT
(INCEPTION AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $3.572       $2.905      $2.523      $1.991   $2.072   $1.870
Accumulation unit value at end of period..................       $3.935       $3.572      $2.905      $2.523   $1.991   $2.072
Number accumulation units outstanding at end of period (in
 thousands)...............................................       63,825      999,829     784,326     645,105  414,318  244,980
CAPITAL APPRECIATION FUND SUB-ACCOUNT
(INCEPTION AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $4.845       $4.010      $3.364      $2.615   $2.583   $2.165
Accumulation unit value at end of period..................       $5.446       $4.845      $4.010      $3.364   $2.615   $2.583
Number accumulation units outstanding at end of period (in
 thousands)...............................................      483,913      461,578     353,466     216,591  116,535   58,645
MORTGAGE SECURITIES FUND SUB-ACCOUNT
(INCEPTION AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $2.098       $1.949      $1.878      $1.637   $1.685   $1.604
Accumulation unit value at end of period..................       $2.123       $2.098      $1.949      $1.878   $1.637   $1.685
Number accumulation units outstanding at end of period (in
 thousands)...............................................       40,671       38,292      38,304      31,288   20,674   28,380
INDEX FUND SUB-ACCOUNT
(INCEPTION MAY 1, 1987)
Accumulation unit value at beginning of period............       $3.726       $2.845      $2.359      $1.750   $1.755   $1.629
Accumulation unit value at end of period..................       $4.228       $3.726      $2.845      $2.359   $1.750   $1.755
Number accumulation units outstanding at end of period (in
 thousands)...............................................      129,470      117,372      77,074      32,779   12,030    7,491
INTERNATIONAL OPPORTUNITIES FUND SUB-ACCOUNT
(INCEPTION JULY 2, 1990)
Accumulation unit value at beginning of period............       $1.469       $1.482      $1.329      $1.181   $1.220   $0.924
Accumulation unit value at end of period..................       $1.657       $1.469      $1.482      $1.329   $1.181   $1.220
Number accumulation units outstanding at end of period (in
 thousands)...............................................      393,348      396,430     326,954     222,606  175,763   66,084
DIVIDEND & GROWTH FUND SUB-ACCOUNT
(INCEPTION MARCH 8, 1994)
Accumulation unit value at beginning of period............       $2.149       $1.650      $1.359      $1.009   $1.000       --
Accumulation unit value at end of period..................       $2.394       $2.149      $1.650      $1.359   $1.009       --
Number accumulation units outstanding at end of period (in
 thousands)...............................................      606,538      541,076     301,767     101,085   21,973       --
INTERNATIONAL ADVISERS FUND SUB-ACCOUNT
(INCEPTION MARCH 1, 1995)
Accumulation unit value at beginning of period............       $1.319       $1.266      $1.146      $1.000       --       --
Accumulation unit value at end of period..................       $1.437       $1.319      $1.266      $1.146       --       --
Number accumulation units outstanding at end of period (in
 thousands)...............................................      115,255      109,735      56,743      10,717       --       --
SMALL COMPANY FUND SUB-ACCOUNT
(INCEPTION AUGUST 9, 1996)
Accumulation unit value at beginning of period............       $1.247       $1.066      $1.000          --       --       --
Accumulation unit value at end of period..................       $1.396       $1.247      $1.066          --       --       --
Number accumulation units outstanding at end of period (in
 thousands)...............................................      122,286      108,104      24,397          --       --       --
MIDCAP FUND SUB-ACCOUNT
(INCEPTION JULY 15, 1997)
Accumulation unit value at beginning of period............       $1.097       $1.000          --          --       --       --
Accumulation unit value at end of period..................       $1.238       $1.097          --          --       --       --
Number accumulation units outstanding at end of period (in
 thousands)...............................................       25,315       13,437          --          --       --       --

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
--------------------------------------------------------------------------------

                                  INTRODUCTION

    This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing an individual or group tax deferred Variable Annuity Contract offered by Hartford Life and Annuity Insurance Company ("Hartford") in the Fixed Account and/or a series of Separate Account One. (See "Hartford Life and Annuity Insurance Company," page 7; "The Contracts," page 11; and "The Separate Account," page 8.) Please read the Glossary of Special Terms on pages 3 and 4 prior to reading this Prospectus to familiarize yourself with the terms being used.

    The Contracts are available for purchase by individuals and groups on both a non-qualified and qualified basis. The maximum issue age for the Contract is 85 years old. (See "The Contracts," page 11.) Generally, the minimum initial Premium Payment is $1,000; the minimum payment is $500, if you are in the InvestEase program the minimum subsequent payment is $50. There is no deduction for sales expenses from Premium Payments when made. A deduction will be made for state Premium Taxes for Contracts sold in certain states. (See "Charges Under the Contract," page 13.)

    Generally, the Contracts are purchased by completing and submitting an application or an order to purchase, along with the initial Premium Payment, to Hartford for its approval. Generally, a Contract Owner may exercise his right to cancel the Contract within ten days of receipt of the Contract by returning the Contract to Hartford at its Administrative Office. If the Contract Owner exercises his right to cancel, Hartford will return either the Contract Value or the original Premium Payments to the Contract Owner. The duration of the right to cancel period and Hartford's obligation to either return the Contract Value or the original Premium Payment will depend on state law.

    The investment options for the contracts are the Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Growth and Income Fund, Hartford Index Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Mortgage Securities Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Money Market Fund, and such other funds as shall be offered from time to time (the "Funds"), and the Fixed Account. (See "The Funds," page 8, and "The Fixed Account," page 10.) With certain limitations, Contract Owners may allocate their Premium Payments and Contract Values to one or a combination of these investment options and transfer among the investment options. (See "Transfers Between Sub-Accounts/Fixed Account," page 12.)


    An Annual Maintenance Fee in the amount of $30.00 is deducted from Contract Values each Contract Year (not applicable to Contracts with Account Values of $50,000 or more or under other circumstances at the sole discretion of Hartford) and there is a 1.25% per annum mortality and expense risk charge applied against all Contract Values held in the Separate Account. (See "Charges Under the Contract," page 13). Finally, the Funds are subject to certain fees, charges and expenses (see the accompanying Funds' prospectus).

    The Contracts may be surrendered, or portions of the value of the Contracts may be withdrawn, at any time prior to the Annuity Commencement Date. (See "Surrender Benefits," page 16). However, a contingent deferred sales charge may be assessed against Contract Values when they are surrendered. Contingent deferred sales charges will not be assessed in certain instances, including withdrawals up to the annual withdrawal amount and the payment of Death Benefits. (See "Charges Under the Contract," page 13.)

    The Contract provides for a minimum death benefit in the event of the death of the Annuitant or Contract Owner before Annuity payments have commenced (see "Death Benefits," page 15). Various annuity options are available under the Contract for election by the Contract Owner on either a fixed or variable basis. In the absence of an annuity option election, the Contract Value (less applicable Premium Taxes) will be applied on the Annuity Commencement Date to provide a life annuity with 120 monthly payments certain (see "Settlement Provisions," page 17).

                             HARTFORD, THE SEPARATE
                             ACCOUNT, THE FUNDS AND
                               THE FIXED ACCOUNT

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

    Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Effective on January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                HARTFORD RATINGS


                  EFFECTIVE
RATING             DATE OF                       BASIS OF
AGENCY              RATING     RATING             RATING
----------------  ----------  ---------  -------------------------
A.M. Best and                            Financial soundness and
Company, Inc....      9/9/97         A+  operating performance.
Standard &                               Insurer financial
Poor's..........     1/23/98         AA  strength
Duff & Phelps...     1/23/98        AA+  Claims paying ability


                              THE SEPARATE ACCOUNT

    The Separate Account was established on May 20, 1991. It is the Separate Account in which Hartford sets aside and invests the assets attributable to variable annuity Contracts, including the Contracts sold under this Prospectus. Separate Account assets are held by Hartford under a safekeeping arrangement. Although the Separate Account is an integral part of Hartford, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Commission supervision of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law.

    Your investment in the Separate Account is allocated to one or more Sub-Accounts as per your specifications. Each Sub-Account is invested exclusively in the assets of one underlying Fund. Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Commission.

    Net Premium Payments and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which the payments were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of your investment will therefore vary in accordance with the net income and fluctuation in the individual investments within the underlying Fund portfolio or portfolios. During the Variable Annuity payout period, both your Annuity payments and reserve values will vary in accordance with these factors.

    Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Contracts, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Contract Values allocated to the Separate Account is not affected by the rate of return of Hartford's General Account, nor by the investment performance of any of Hartford's other separate accounts. The Separate Account may be subject to liabilities arising from a Sub-Account of the Separate Account whose assets are attributable to other variable annuity Contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus. However, all obligations arising under the Contracts are general corporate obligations of Hartford.

    Hartford does not guarantee the investment results of the Separate Accounts or any of the underlying investments. There is no assurance that the value of a Contract during the years prior to retirement or the aggregate amount of the Variable Annuity payments will equal the total of Premium Payments made under the Contract. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying Funds' prospectus.

                                   THE FUNDS

    All of the Funds are sponsored by Hartford and are incorporated under the laws of the State of Maryland. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Funds.


    Wellington Management Company, LLP serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Growth and Income Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Small Company Fund, and Hartford Stock Fund.



    In addition, HL Advisors has entered into an investment services agreement with The Hartford Investment Management Company ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and Hartford Money Market Fund.


    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in the accompanying Funds' prospectus, which should be read in conjunction with this Prospectus before investing, and in the Funds' Statement of Additional Information which may be ordered from Hartford. The Funds may not be available in all states.

    Depending on where you purchase the Contract, other investment options may be available.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

    The investment objectives of each of the Funds are as follows:

 HARTFORD ADVISERS FUND

    Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments.

 HARTFORD BOND FUND

    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."

 HARTFORD CAPITAL APPRECIATION FUND

    Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation.

 HARTFORD DIVIDEND AND GROWTH FUND

    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.


 HARTFORD GROWTH AND INCOME FUND



    Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends.


 HARTFORD INDEX FUND

    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*

 HARTFORD INTERNATIONAL ADVISERS FUND

    Seeks maximum long-term total return consistent with prudent investment risk by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.

 HARTFORD INTERNATIONAL OPPORTUNITIES FUND

    Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

 HARTFORD MIDCAP FUND

    Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.

 HARTFORD MORTGAGE SECURITIES FUND

    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

 HARTFORD SMALL COMPANY FUND

    Seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

 HARTFORD STOCK FUND

    Seeks long-term growth by investing primarily in equity securities.

 HARTFORD MONEY MARKET FUND

    Seeks maximum current income consistent with liquidity and preservation of capital.

VOTING RIGHTS SEPARATE ACCOUNT -- As the owner, Hartford has the right to vote at the Funds' shareholder meetings. However, to the extent required by federal securities laws or regulations, Hartford will:

1. Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner, and

2. Vote shares attributable to a Contract for which no voting instructions are received in the same proportion as shares for which instructions are received.

    If any federal securities laws or regulations, or their present interpretation change to permit Hartford to vote Fund shares in its own right, Hartford may elect to do so.

    Hartford will send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Fund shares held for your account.

    In connection with the voting of Fund shares held by it, Hartford will arrange for the handling and tallying of proxies received from Contract Owners. Hartford as such, shall have no right, except as hereinafter provided, to vote any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Fund shares held by it in accordance with the instructions received from the Contract Owners for

* "STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY. THE HARTFORD INDEX FUND ("INDEX FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

whose accounts the Fund shares are held. If a Contract Owner desires to attend any meeting at which shares held for the Contract Owner's benefit may be voted, the Contract Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contract Owner's account. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e. shares owned by Hartford) in the same proportion as it votes shares of that Fund for which it has received instructions. During the Annuity period under a Contract the number of votes will decrease as the assets held to fund Annuity benefits decrease.

    The Funds are available only to serve as the underlying investment for variable annuity and variable life insurance Contracts issued by Hartford. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity Contract Owners or to variable life insurance Policyowners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such Contract Owners and Policyowners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any expenses attendant to the establishment of such separate funds.

                               THE FIXED ACCOUNT

    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

    Premium Payments and Contract Values allocated to the Fixed Account become a part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of Insurance Company General Accounts.

    Currently, Hartford guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. However, Hartford reserves the right to change the rate according to state insurance law. Hartford may credit interest at a rate in excess of 3% per year. There is no specific formula for the determination of excess interest credits. Some of the factors that Hartford may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on Hartford's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF HARTFORD. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

    From time to time, Hartford may credit increased interest rates to Contract Owners under certain programs established at the discretion of Hartford. Contract Owners may enroll in a special pre-authorized transfer program known as Hartford's Dollar Cost Averaging Bonus Program (the "Program"). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program (Hartford may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either the 6 Month Transfer Program or 12 Month Transfer Program. The 6 Month Transfer Program and the 12 Month Transfer Program will generally have different credited interest rates. Under the 6 Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 3 to 6 months. Under the 12 Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and a final transfer of the entire amount remaining in the Program.

    The pre-authorized transfers will begin within 15 days after the initial Program Premium Payment and complete enrollment instructions are received by Hartford. If complete Program enrollment instructions are not received by Hartford within 15 days of receipt of the initial Program Premium Payment, the Program will be voided and the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------

    Any subsequent Premium Payments received by Hartford within the Program period selected will be allocated to the Sub-Accounts over the remainder of that Program transfer period, unless otherwise directed by the Contract Owner.

    A Contract Owner may only have one dollar cost averaging program in place at one time, this means one standard dollar cost averaging plan or one Dollar Cost Averaging Bonus Program.

    Contract Owners may elect to terminate the pre-authorized transfers by calling or writing Hartford of their intent to cancel their enrollment in the Program. Upon cancellation of enrollment in the Program, Contract Owners will no longer receive the increased interest rate. Hartford reserves the right to discontinue, modify or amend the Program or any other interest rate program established by Hartford. Any change to the Program will not affect Contract Owners currently enrolled in the Program. This Program may not be available in all states; please contact Hartford to determine if it is available in your state.

                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.


    The Advisers Fund, Bond Fund, Capital Appreciation Fund, Dividend and Growth Fund, Growth and Income Fund, Index Fund, International Advisers Fund, International Opportunities Fund, MidCap Fund, Mortgage Securities Fund, Small Company Fund, Stock Fund, and Money Market Fund Sub-Accounts may include total return in advertisements or other sales material.


    When a Sub-Account advertises its standardized total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period).

    In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

    The Bond Fund and Mortgage Securities Fund Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner:
The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.

    The Money Market Fund Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.

    The Separate Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date the Separate Account commenced operations. For periods prior to the date the Separate Account commenced operations, performance information for the Sub-Accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-Accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-Accounts.

    Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                                 THE CONTRACTS

                               CONTRACTS OFFERED

    The Contracts are individual or group tax deferred Variable Annuity Contracts designed for retirement planning purposes and may be purchased by any individual,

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

group or trust, including any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code; annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code; Individual Retirement Annuities adopted according to Section 408 of the Code; employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Code ("Qualified Contracts"). The maximum issue age for the Contract is 85 years old.

                    PREMIUM PAYMENTS AND INITIAL ALLOCATIONS

    Generally, the minimum initial Premium Payment is $1,000; the minimum subsequent payment is $500, if you are in the InvestEase program the minimum subsequent payment is $50. Certain plans may make smaller periodic payments. Each Premium Payment may be split among the various Sub-Accounts and/or the Fixed Account subject to minimum amounts then in effect.

REFUND RIGHTS -- If you are not satisfied with your purchase you may cancel the Contract by returning it within ten days (or longer in some states) after you receive it. A written request for cancellation must accompany the Contract. In such event, Hartford will, without deduction for any charges normally assessed thereunder, pay you an amount equal to the Contract Value on the date of receipt of the request for cancellation. You bear the investment risk during the period prior to Hartford's receipt of request for cancellation. Hartford will refund the premium paid only for Individual Retirement Annuities (if returned within seven days of receipt) and in those states where required by law.

CREDITING AND VALUATION -- The balance of the initial Premium Payment remaining after the deduction of any applicable Premium Tax is credited to your Contract within two business days of receipt of a properly completed application or an order to purchase a Contract and the initial Premium Payment by Hartford at its Administrative Office. It will be credited to the Sub-Account(s) and/or the Fixed Account in accordance with your election. If the application or other information is incomplete when received, the balance of the initial Premium Payment, after deduction of any applicable Premium Tax, will be credited to the Sub-Account(s) or the Fixed Account within five business days of receipt. If the initial Premium Payment is not credited within five business days, the Premium Payment will be immediately returned unless you have been informed of the delay and request that the Premium Payment not be returned.

    The number of Accumulation Units in each Sub-Account to be credited to a Contract will be determined by dividing the portion of the Premium Payment being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on that date.

    Subsequent Premium Payments are priced on the Valuation Day received by Hartford at its Administrative Office.

                                 CONTRACT VALUE

    The value of the Sub-Account investments under your Contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Contract in each Sub-Account by the then current Accumulation Unit values for the applicable Sub-Account. The value of the Fixed Account under your Contract will be the amount allocated to the Fixed Account plus interest credited. You will be advised at least semiannually of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, the Fixed Account value, and the total value of your Contract.

ACCUMULATION UNIT VALUES -- The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The "Net Investment Factor" for each of the Sub-Accounts is equal to (a) the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period, minus (b) the mortality and expense risk charge and the administration charge described below. You should refer to the prospectus for each of the Funds which accompanies this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Contract. The Accumulation Unit Value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.

VALUATION OF FUND SHARES -- The shares of the Fund are valued at net asset value on each Valuation Day. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying Funds' prospectus.

VALUATION OF THE FIXED ACCOUNT -- Hartford will determine the value of the Fixed Account by crediting interest to amounts allocated to the Fixed Account.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
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                        TRANSFERS BETWEEN SUB-ACCOUNTS/
                                 FIXED ACCOUNT

    You may transfer the values of your Sub-Account allocations from one or more Sub-Accounts to another free of charge. However, Hartford reserves the right to limit the number of transfers to twelve (12) per Contract Year, with no two (2) transfers occurring on consecutive Valuation Days. Transfers by telephone may be made by a Contract Owner or by the attorney-in-fact pursuant to a power of attorney by calling (800) 862-6668 or by the agent of record by calling (800) 862-7155. Telephone transfers may not be permitted by some states for their residents who purchase variable annuities.

    The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

    Hartford may permit the Contract Owner to pre-authorize transfers among Sub-Accounts and between Sub-Accounts and the Fixed Account under certain circumstances. Transfers between the Sub-Accounts may be made both before and after Annuity payments commence (limited to once a quarter) provided that the minimum allocation to any Sub-Account may not be less than $500. No minimum balance is required in any Sub-Account.

    It is the responsibility of the Contract Owner or Participant to verify the accuracy of all confirmations of transfers and to promptly advise Hartford of any inaccuracies within 30 days of receipt of the confirmation. Hartford will send the Contract Owner a confirmation of the transfer within five days from the date of any instruction.

    Transfers from the Fixed Account into a Sub-Account may be made at any time during the Contract Year. The maximum amount which may be transferred from the Fixed Account during any Contract Year is the greater of 30% of the Fixed Account balance as of the last Contract Anniversary or the greatest amount of any prior transfer from the Fixed Account. If Hartford permits pre-authorized transfers from the Fixed Account to the Sub-Accounts, this restriction is inapplicable. Also, if any interest rate is renewed at a rate of at least one percentage point less than the previous rate, the Contract Owner may elect to transfer up to 100% of the funds receiving the reduced rate within 60 days of notification of the interest rate decrease. Generally, transfers may not be made from any Sub-Account into the Fixed Account for the six-month period following any transfer from the Fixed Account into one or more of the Sub-Accounts. Hartford reserves the right to modify the limitations on transfers from the Fixed Account and to defer transfers from the Fixed Account for up to six months from the date of request.

    Subject to the exceptions set forth in the following two paragraphs, the right to reallocate Contract Values is subject to modification if Hartford determines, in its sole opinion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and the Fixed Account and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by a Contract Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Hartford to be to the disadvantage of other Contract Owners.

    Currently, and with respect to Contracts issued in all states, the only restriction in effect is that Hartford will not accept instructions from agents acting under a power of attorney of multiple Contract Owners whose accounts aggregate more than $2 million, unless the agent has entered into a third party transfer services agreement with Hartford.

                           CHARGES UNDER THE CONTRACT

 CONTINGENT DEFERRED SALES CHARGES ("SALES CHARGES")

PURPOSE OF SALES CHARGES -- Sales Charges cover expenses relating to the sale and distribution of the Contracts, including commissions paid to distributing organizations and its sales personnel, the cost of preparing sales literature and other promotional activities. If these charges are not sufficient to cover sales and distribution expenses, Hartford will pay them from its general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

ASSESSMENT OF SALES CHARGES -- There is no deduction for sales expenses from Premium Payments when made, however, a Sales Charge may be assessed against Premium Payments when surrendered. The length of time from receipt of a Premium Payment to the time of surrender determines the percentage of the Sales Charge. Premium payments are deemed to be surrendered in the order in which they were received.

    During the first seven years from each Premium Payment, a Sales Charge will be assessed against the surrender of Premium Payments. During this time, all surrenders in excess of the Annual Withdrawal Amount will be first from Premium Payments and then from earnings.

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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The Annual Withdrawal Amount is first from earnings and then from Premium
Payments. After the seventh Contract Year, all surrenders will first be taken from earnings and then from Premium Payments and a Sales Charge will not be assessed against the surrender of earnings. If an amount equal to all earnings has been surrendered, a Sales Charge will not be assessed against Premium Payments received more than seven years prior to surrender, but will be assessed against Premium Payments received less than seven years prior to surrender. For additional information, see Federal Tax Considerations, page 20.

    Upon receipt of a request for a full surrender, Hartford will assess any applicable Sales Charge against the surrender proceeds representing the lesser of: (1) aggregate Premium Payments not previously withdrawn or (2) the Contract Value, less the Annual Withdrawal Amount available at the time of the full surrender, less the Annual Maintenance Fee, if applicable. Taking the Annual Withdrawal Amount prior to the full surrender may, depending upon the amount of investment gain experienced, reduce the amount of any Sales Charge paid.

    The Sales Charge is a percentage of the amount surrendered (not to exceed the aggregate amount of the Premium Payments made) and equals:

             LENGTH OF TIME
          FROM PREMIUM PAYMENT
           (NUMBER OF YEARS)        CHARGE
          --------------------      -----
                   1                  6%
                   2                  6%
                   3                  5%
                   4                  5%
                   5                  4%
                   6                  3%
                   7                  2%
               8 or more              0%

 PAYMENTS NOT SUBJECT TO SALES CHARGES

ANNUAL WITHDRAWAL AMOUNT -- During the first seven years from each Premium Payment, on a non-cumulative basis, a Contract Owner may make a partial surrender of Contract Values of up to 10% of the aggregate Premium Payments, as determined on the date of the requested surrender, without the application of the Sales Charge. After the seventh year from each Premium Payment, also on a non-cumulative basis, the Contract Owner may make a partial surrender of 10% of Premium Payments made during the seven years prior to the surrender and 100% of the Contract Value less the Premium Payments made during the seven years prior to the surrender.

EXTENDED WITHDRAWAL PRIVILEGE -- This privilege allows Annuitants who attain age 70 1/2 with a Contract held under an Individual Retirement Account or 403(b) plan to surrender an amount equal to the required minimum distribution for the stated Contract without incurring a Sales Charge or not subject to a Sales Charge.

 WAIVERS OF SALES CHARGES

CONFINEMENT IN A HOSPITAL, LONG TERM CARE FACILITY OR NURSING HOME -- Hartford will waive any Sales Charge applicable to a partial or full surrender if the Annuitant is confined, at the recommendation of a physician for medically necessary reasons, for at least 180 calendar days to: a hospital recognized as a general hospital by the proper authority of the state in which it is located; or a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or a facility certified as a hospital or long-term care facility; or a nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

    The Annuitant cannot be confined at the time the Contract was purchased in order to receive this waiver and the Contract Owner(s) must have been the Contract Owner(s) continuously since the Contract issue date; must provide written proof of confinement satisfactory to Hartford; and must request the partial or full surrender within 91 calendar days of the last day of confinement.

    This waiver may not be available in all states. Please contact your registered representative or Hartford to determine availability.

DEATH OF THE ANNUITANT OR CONTRACT OWNER OR PAYMENTS UNDER AN ANNUITY OPTION -- No Sales Charge otherwise applicable will be assessed in the event of death of the Annuitant, death of the Contract Owner or if payments are made under an Annuity option (other than a surrender out of Annuity Option 4) provided for under the Contract.

OTHER PLANS OR PROGRAMS -- Certain plans or programs established by Hartford from time to time may have different surrender privileges.

 MORTALITY AND EXPENSE RISK CHARGE

    For assuming these risks under the Contracts, Hartford will make a daily charge at the rate of 1.25% per annum against all Contract Values held in the Sub-Accounts during the life of the Contract (estimated at .90% for mortality and .35% for expense). Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hartford.

    There are two types of mortality undertakings: those made during the accumulation or deferral phase and those

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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made during the annuity payout phase. The mortality undertaking made by Hartford in the accumulation phase is that Hartford may experience a loss resulting from the assumption of the mortality risk relative to the guaranteed death benefit in event of the death of an Annuitant or Contract Owner before commencement of Annuity payments, in periods of declining value or in periods where the contingent deferred sales charges would have been applicable. The mortality undertakings provided by Hartford during the annuity payout phase are to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of a minimum death benefit under the Contract. These mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its contractual obligations. Hartford will bear the loss in such a situation.

    During the accumulation phase, Hartford also provides an expense undertaking. Hartford assumes the risk that the contingent deferred sales charges and the Annual Maintenance Fee for maintaining the Contracts prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

 ANNUAL MAINTENANCE FEE

    Each year, on each Contract Anniversary on or before the Annuity Commencement Date, Hartford will deduct an Annual Maintenance Fee, if applicable, from Contract Values to reimburse it for expenses relating to the maintenance of the Contract, the Fixed Account, and the Sub-Account(s) thereunder. If during a Contract Year the Contract is surrendered for its full value, Hartford will deduct the Annual Maintenance Fee at the time of such surrender. The fee is a flat fee which will be due in the full amount regardless of the time of the Contract Year that Contract Values are surrendered. The Annual Maintenance Fee is $30.00 per Contract Year for Contracts with less than $50,000 Contract Value on the Contract Anniversary. Fees will be deducted on a pro rata basis according to the value in each Sub-Account and the Fixed Account under a Contract.

WAIVERS OF THE ANNUAL MAINTENANCE FEE -- Annual Maintenance Fees are waived for Contracts with Contract Value equal to or greater than $50,000. In addition, Hartford will waive one Annual Maintenance Fee for Contract Owners who own one or more Contracts with a combined Contract Value of $50,000 up to $100,000. If the Contract Owner has multiple contracts with a combined Contract Value of $100,000 or greater, Hartford will waive the Annual Maintenance Fee on all Contracts. However, Hartford reserves the right to limit the number of Annual Maintenance Fee waivers to a total of six Contracts. Hartford reserves the right to waive the Annual Maintenance Fee under other conditions.

 PREMIUM TAXES

    Charges are also deducted for premium tax, if applicable, imposed by state or other governmental entity. Certain states impose a premium tax, currently ranging up to 3.5%. Some states assess the tax at the time purchase payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes at the time imposed under applicable law. At its sole discretion, Hartford may deduct Premium Taxes at the time Hartford pays such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time the Contract annuitizes.

 EXCEPTIONS TO CHARGES UNDER THE CONTRACTS

    Hartford may offer, at its discretion, reduced fees and charges including, but not limited to, the contingent deferred sales charges, the mortality and expense risk charge and the maintenance fee for certain sales (including employer sponsored savings plans) under circumstances which may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

                                 DEATH BENEFITS

    The Contract provides that in the event the Annuitant dies before the selected Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If (1) the Annuitant dies before the Annuity Commencement Date and either (a) there is no designated Contingent Annuitant or (b) the Contingent Annuitant predeceases the Annuitant, or (2) if any Contract Owner dies before the Annuity Commencement Date, the Beneficiary as determined under the Contract Control Provisions, will receive the Death Benefit as determined on the date of receipt of Due Proof of Death by Hartford in its Home Office. With regard to Joint Contract Owners, at the first death of a joint Contract Owner prior to the Annuity Commencement Date, the Beneficiary will be the surviving Contract Owner notwithstanding that the Beneficiary designation may be different.

GUARANTEED DEATH BENEFIT -- If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant surviving, or if the Contract Owner dies before the Annuity Commencement Date, the Beneficiary will receive the greatest of (a) the Contract Value determined as of the day written proof of death of such person is received by Hartford, or (b) 100% of the total Premium Payments made to such Contract, reduced by the dollar amount of any partial surrenders since the issue date,

16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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or (c) the Maximum Anniversary Value immediately preceding the date of death.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from the following:

    As of the date of receipt of Due Proof of Death, Hartford will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.

    If the Annuitant or Contract Owner, as applicable, dies after the Annuity Commencement Date, then the Death Benefit will equal the present value of any remaining payments under the elected Annuity Option. In computing such present value for the portion of such remaining payments attributable to the Separate Account, Hartford will assume a net investment rate of 5.0% per year.

PAYMENT OF DEATH BENEFIT -- The calculated Death Benefit will remain invested in the Separate Account in accordance with the allocation instructions given by the Contract Owner until the proceeds are paid or Hartford receives new instructions from the Beneficiary. During the time period between Hartford's receipt of written notification of Due Proof of Death and Hartford's receipt of the completed settlement instructions, the calculated Death Benefit will remain invested in the Sub-Account(s) previously elected by the Contract Owner and will be subject to market fluctuations. The death benefit may be taken in one sum, payable within 7 days after the date Due Proof of Death is received, or under any of the settlement options then being offered by Hartford provided, however, that: (a) in the event of the death of any Contract Owner prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after the death of the Contract Owner and (b) in the event of the death of any Contract Owner or Annuitant which occurs on or after the Annuity Commencement Date, any remaining interest in the Contract will be paid at least as rapidly as under the method of distribution in effect at the time of death, or, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. The proceeds due on the death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments.

    However, in the event of the Contract Owner's death where the sole Beneficiary is the spouse of the Contract Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the death benefit, to be treated as the Contract Owner. The Contract Value and the Maximum Anniversary Value of the Contract will be unaffected by treating the spouse as the Contract Owner.

    If the Contract is owned by a corporation or other non-individual, the Death Benefit payable upon the death of the Annuitant prior to the Annuity Commencement Date will be payable only as one sum or under the same settlement options and in the same manner as if an individual Contract Owner died on the date of the Annuitant's death.

    There may be postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission;
(b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

GROUP UNALLOCATED CONTRACTS -- Hartford requires that detailed accounting of cumulative purchase payments, cumulative gross surrenders, and current Contract Value attached to each Plan Participant be submitted on an annual basis by the Contract Owner. Failure to submit accurate data satisfactory to Hartford will give Hartford the right to terminate this extension of benefits.

                               SURRENDER BENEFITS

FULL SURRENDERS -- At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Annuity Option 4 or the Annuity Proceeds Settlement Option), the Contract Owner has the right to terminate the Contract. In such event, the Termination Value of the Contract may be taken in the form of a lump sum cash settlement.

    Under any of the Annuity options excluding Annuity Options 4 and the Annuity Proceeds Settlement Option, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Annuity Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from the Annuity Proceeds Settlement Option at any time and contingent deferred sales charges will not be applied.

    The Termination Value of the Contract is equal to the Contract Value less any applicable Premium Taxes, the Annual Maintenance Fee if applicable and any applicable contingent deferred sales charges. The Termination Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS -- The Contract Owner may make a partial surrender of Contract Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least equal to the minimum amount rules then in effect. Additionally, if the remaining Contract Value following a surrender is less than $500, Hartford may terminate the Contract and pay the Termination Value. For

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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Contracts issued in Texas, there is an additional requirement that the Contract will not be terminated when the remaining Contract Value after a surrender is less than $500 unless there were no Premium Payments made during the previous two Contract Years.

    In requesting a partial withdrawal you should specify the Sub-Account(s) and/or the Fixed Account from which the partial withdrawal is to be taken. Otherwise, such withdrawal and any applicable contingent deferred sales charges will be effected on a pro rata basis according to the value in the Fixed Account and each Sub-Account under a Contract.

    Hartford may permit the Contract Owner to pre-authorize partial surrenders subject to certain limitations then in effect.

TELEPHONE SURRENDER PRIVILEGES -- Hartford permits partial surrenders by telephone subject to dollar amount limitations in effect at the time a Contract Owner requests the surrender. To request partial surrenders by telephone, a Contract Owner must have completed and returned to Hartford a Telephone Redemption Program Enrollment Form authorizing telephone surrenders. If there are joint Contract Owners, both must authorize Hartford to accept telephone instructions and agree that Hartford may accept telephone instructions for partial surrenders from either Contract Owner. Partial surrender requests will not be honored until Hartford receives all required documents in proper form.

    Telephone authorization will remain valid until (a) Hartford receives written notice of revocation by a Contract Owner, or, in the case of joint Contract Owners, written notice from either Contract Owner; (b) Hartford discontinues the privilege; or (c) Hartford has reason to believe that a Contract Owner has entered into a market timing agreement with an investment adviser and/or broker/dealer.

    Hartford may record any telephone calls to verify data concerning transactions and may adopt other procedures to confirm that telephone instructions are genuine. Hartford will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

    In order to obtain that day's unit values on surrender, Hartford must receive telephone surrender instructions prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m.).

    Hartford may modify, suspend, or terminate telephone transaction privileges at any time.
PAYMENT OF SURRENDER BENEFITS -- Payment on any request for a full or partial surrender from the Sub-Accounts will be made as soon as possible and in any event no later than seven days after the written request is received by Hartford at its Administrative Office. Hartford may defer payment of any amounts from the Fixed Account for up to six months from the date of the request for surrender. If Hartford defers payment for more than 30 days, Hartford will pay interest of at least 3% per annum on the amount deferred.

    There may be postponement in the payment of Surrender Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    CERTAIN QUALIFIED CONTRACT SURRENDERS -- THERE ARE CERTAIN RESTRICTIONS ON
SECTION 403(b) TAX SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/ EMPLOYEE HAS
A) ATTAINED AGE 59 1/2, B) SEPARATED FROM SERVICE, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP. (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED PRIOR TO AGE 59 1/2 FOR HARDSHIPS.)

    DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.

    HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.

    ANY SUCH FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH HIS TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS," PAGE 19.)

                             SETTLEMENT PROVISIONS

    You select an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday.

18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any change must be at least 30 days prior to the date on which Annuity payments are scheduled to begin. The Contract allows the Contract Owner to change the Sub-Accounts on which variable payments are based after payments have commenced once every three months. Any Fixed Annuity allocation may not be changed.

    The Contract contains the four Annuity payment options and the Annuity Proceeds Settlement Option. Annuity Options 2, 4 and the Annuity Proceeds Settlement Option are available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Hartford. With respect to Non-Qualified Contracts, if you do not elect otherwise, payments in most states will automatically begin at the Annuitant's age 90 (with the exception of states that do not allow deferral past age 85) under Annuity Option 2 with 120 monthly payments certain. For Qualified Contracts and Contracts issued in Texas, if you do not elect otherwise, payments will begin automatically at the Annuitant's age 90 under Annuity Option 1 to provide a life Annuity. After the Annuity Commencement Date, the Annuity option elected may not be changed.

    Under any of the Annuity options excluding Annuity Options 4 and the Annuity Proceeds Settlement Option, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Annuity Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from the Annuity Proceeds Settlement Option at any time and contingent deferred sales charges will not be applied.

 ANNUITY PAYMENT OPTIONS

OPTION 1 -- Life Annuity

    A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last payment due preceding the death of the Annuitant. This options offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the date of the third Annuity payment, etc.

OPTION 2 -- Life Annuity with 120, 180 or
          240 Monthly Payments Certain

    This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.

OPTION 3 -- Joint and Last Survivor Annuity

    An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.

    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

OPTION 4 -- Payments for a Designated Period

    An amount payable monthly for the number of years selected which may be from five to 30 years. Under this option, you may, at any time, surrender the Contract and receive, within seven days, the Termination Value of the Contract as determined by Hartford.

    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.

    Annuity Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertakings under the Contracts thus provide no real benefit to a Contract Owner.

 ANNUITY PROCEEDS SETTLEMENT OPTION

    Proceeds from the Death Benefit may be left with Hartford for a period not to exceed five years from the date of the Contract Owner's death prior to the Annuity Commencement Date. These proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time. In the event of withdrawals, the remaining value will equal the Contract Value of the proceeds left with Hartford, minus any withdrawals.
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    Hartford may offer other annuity or settlement options from time to time.

VARIABLE AND FIXED ANNUITY PAYMENTS -- When an Annuity is effected under a Contract, unless otherwise specified, Contract Values (less applicable Premium Taxes) held in the Sub-Accounts will be applied to provide a Variable Annuity based on the pro rata amount in the various Sub-Accounts. Fixed Account Contract Values will be applied to provide a Fixed Annuity. YOU SHOULD CONSIDER THE QUESTION OF ALLOCATION OF CONTRACT VALUES (LESS APPLICABLE PREMIUM TAXES) AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT OF HARTFORD TO MAKE CERTAIN THAT ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR NEEDS FOR RETIREMENT.

    The minimum monthly Annuity payment is $50.00. No election may be made which results in a first payment of less than $50.00. If at any time Annuity payments are or become less than $50.00, Hartford has the right to change the frequency of payment to intervals that will result in payments of at least $50.00. For New York Contracts, the minimum monthly Annuity payment is $20.00.

    When Annuity payments are to commence, the value of the Contract is determined as the sum of (1) the value of the Fixed Account no earlier than the close of business on the fifth Valuation Day preceding the date the first Annuity payment is due plus (2) the product of (a) the value of the Accumulation Unit of each Sub-Account on that same day and (b) the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

    All annuity payments under any option will occur on the same day of the month as the Annuity Commencement Date, based on the payment frequency selected by the Contract Owner. Available payment frequencies include monthly, quarterly, semi-annual and annual. The payment frequency may not be changed after payout has begun.

VARIABLE ANNUITY -- The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of Annuity for each $1,000 of value of a Sub-Account under a Contract. The first monthly payment varies according to the form and type of Variable Payment Annuity selected. The Contract contains Variable Payment Annuity tables derived from the 1983(a) Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly Variable Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

    The amount of the first monthly Variable Annuity payment is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity payment period, and in each subsequent month the dollar amount of the Variable Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the net investment factor for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed investment rate of 5.00% per annum. The Annuity Unit value used in calculating the amount of the Variable Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the Annuity payment.

    LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.

FIXED ANNUITY -- Fixed Annuity payments are determined at annuitization by multiplying the Contract Value (less applicable Premium Taxes) by a rate to be determined by Hartford which is no less than the rate specified in the Fixed Payment Annuity tables in the Contract. The Annuity payment will remain level for the duration of the Annuity.

                               OTHER INFORMATION

ASSIGNMENT -- Ownership of a Contract described herein is generally assignable. However, if the Contracts are issued pursuant to some form of Qualified Plan, it is possible that the ownership of the Contracts may not be transferred or assigned depending on the type of tax-qualified retirement plan involved. An assignment of a Non-Qualified Contract may subject the Contract values or assignment proceeds to income taxes and certain penalty taxes.

CONTRACT MODIFICATION -- The Annuitant may not be changed; however, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by written notice to Hartford.

    Hartford reserves the right to modify the Contract, but only if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or
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20                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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regulation issued by a governmental agency to which Hartford is subject; or (ii)
is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification Hartford will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

                           FEDERAL TAX CONSIDERATIONS

    What are some of the federal tax consequences which affect these Contracts?

  A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I, commencing on page 25, is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.

  B. TAXATION OF HARTFORD AND
     THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Accumulation Unit Values" commencing on page 12). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

  C. TAXATION OF ANNUITIES -- GENERAL
     PROVISIONS AFFECTING PURCHASERS OTHER
     THAN QUALIFIED RETIREMENT PLANS

    Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

    Section 72 contains provisions for Contract Owners which are non-natural persons. Non-natural persons include corporations, trusts, limited liability companies and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person, unless the non-natural person holds the Contract as an agent for a natural person. There are additional exceptions from current inclusion for (i) certain annuities held by structured settlement companies, (ii) certain annuities held by an employer with respect to a terminated qualified retirement plan and (iii) certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

    If the Contract Owner is not an individual, the primary Annuitant shall be treated as the Contract Owner for purposes of making distributions which are required to be made upon the death of the Contract Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Contract Owner.

 2. OTHER CERTIFICATE OWNERS (NATURAL PERSONS).

    A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

   A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.
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ii.  To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the Contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

   B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

   C. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

    Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

   D. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint
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22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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        lives or life expectancies of the recipient and the recipient's
        Beneficiary).

    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

   E. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

    If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the Contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

   F. REQUIRED DISTRIBUTIONS

i.  Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

    3.  If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy DistributionRequirements

     If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

iii. Spouse Beneficiary

     If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above.

 3. DIVERSIFICATION REQUIREMENTS.

    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as
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required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner . The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.

  D. FEDERAL INCOME TAX WITHHOLDING

    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

 1. NON-PERIODIC DISTRIBUTIONS.

    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.

 2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
    YEAR).

    The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

  E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

    The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I commencing on page 25 for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

  F. ANNUITY PURCHASES BY NONRESIDENT
    ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                                 MISCELLANEOUS

                             HOW CONTRACTS ARE SOLD

    Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford Life Insurance Company. The principal business address of HSD is the same as Hartford's.
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    The securities will be sold by salespersons of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives or Broker-Dealers who have entered into distribution agreements with HSD.
    HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

    Commissions will be paid by Hartford and will not be more than 6% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation. Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

    The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or financial institutions affiliated therewith) that have a sales agreement with Hartford and its principal underwriter to sell the Contract.

                           LEGAL MATTERS AND EXPERTS

    There are no material legal proceedings pending to which the Separate Account is a party.

    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel, and Corporate Secretary, Hartford Life and Annuity Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.


    The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory-basis financial statements of Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company) which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                             ADDITIONAL INFORMATION

    Inquiries will be answered by calling your representative or by writing:

Hartford Life and Annuity Insurance Company
Attn.: Individual Annuity Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone:  (800) 862-6668 (Contract Owner)
           (800) 862-7155 (Investment Representatives)
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                                   APPENDIX I
                   INFORMATION REGARDING TAX-QUALIFIED PLANS

    The tax rules applicable to tax-qualified contract owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of applicable limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions which do not conform to applicable commencement and minimum distribution rules, and certain other transactions with respect to tax-qualified plans. Therefore, this summary does not attempt to provide more than general information about the tax rules associated with use of a Contract by a tax-qualified retirement plan. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract, but that Hartford is not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless Hartford specifically consents to be bound. Additionally, some tax-qualified retirement plans are subject to distribution and other requirements which are not incorporated into Hartford's administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

  A. TAX-QUALIFIED PENSION OR
     PROFIT-SHARING PLANS

    Provisions of the Code permit eligible employers to establish tax-qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use these contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

  B. TAX SHELTERED ANNUITIES UNDER
     SECTION 403(b)

    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations, as specified in Section 501(c)(3) of the Code, to purchase annuity contracts, and, subject to certain limitations, to exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of an employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

    Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

(1) after the participating employee attains age 59 1/2;

(2) upon separation from service;

(3) upon death or disability; or

(4) in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

    Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a Section 403(b) contract as of December 31, 1988.

  C. DEFERRED COMPENSATION PLANS UNDER
     SECTION 457

    Employees and independent contractors performing services for eligible employers may have contributions made to an Eligible Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Eligible Deferred Compensation Plans maintained by a State or other tax-exempt organization. For these purposes, the term "State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or, for 1998, $8,000 (indexed), whichever is less. Such a plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.

    An employee electing to participate in an Eligible Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as

26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

owner of the contract(s), retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an Eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity contracts or custodial accounts) for the exclusive benefit of participants and their beneficiaries. Special transition rules apply to such Eligible governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement of a trust does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) organization, and such amounts will be subject to the claims of such tax-exempt employer's general creditors.

    In general, distributions from an Eligible Deferred Compensation Plan are prohibited under Section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.

  D. INDIVIDUAL RETIREMENT ANNUITIES
     UNDER SECTION 408

    Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.

    The Contracts may be offered as SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a regular IRA only after two years have expired since the participant first commenced participation in your employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a regular IRA. Hartford is a non-designated financial institution.

    Beginning in 1998, the Contracts may be offered as ROTH IRAs under Section 408A of the Code. Contributions to a ROTH IRA are not deductible. Subject to special limitations, a regular IRA may be converted into a ROTH IRA or a distribution from a regular IRA may be rolled over to a ROTH IRA. However, a conversion or a rollover from a regular IRA to a ROTH IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a ROTH IRA are tax-free.

  E. FEDERAL TAX PENALTIES AND WITHHOLDING

    Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.

 1. PREMATURE DISTRIBUTION

    Distributions from a tax-qualified plan before the Participant attains age 59 1/2 are generally subject to an additional penalty tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes, a life annuity means a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).

    In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by Section 72(t)(7) of the Code, or which are qualified first-time homebuyer distributions meeting the requirements of Section 72(t)(8) of the Code.

    If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax discussed above is increased to 25% with respect to non-exempt premature distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

 2. MINIMUM DISTRIBUTION TAX

    If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.

    An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
--------------------------------------------------------------------------------

attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age
70 1/2. The entire interest of the Participant must be distributed beginning no later than the required beginning date over a period which may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

    If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

    If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

 3. WITHHOLDING

    In general, distributions from IRAs and plans described in Section 457 of the Code are subject to regular wage withholding rules. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

    Other distributions from such other tax-qualified retirement plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

a)  the non-taxable portion of the distribution;

b)  required minimum distributions; or

c)  direct transfer distributions.

    Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code Section 401(a)(31).

28                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION

 SECTION
 ------------------------------------------------------------------------
 DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY..............
 SAFEKEEPING OF ASSETS...................................................
 INDEPENDENT PUBLIC ACCOUNTANTS..........................................
 DISTRIBUTION OF CONTRACTS...............................................
 CALCULATION OF YIELD AND RETURN.........................................
 PERFORMANCE COMPARISONS.................................................
 FINANCIAL STATEMENTS....................................................

This form must be completed for all tax sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

    The Hartford Variable Annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

    a.  attained age 59 1/2,

    b.  separated from service,

    c.  died, or

    d.  become disabled.

Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.

Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Hartford Variable Annuity. Please refer to your Plan.

    Please complete the following and return to:

    Hartford Life and Annuity Insurance Company
    Individual Annuity Services
    P.O. Box 5085
    Hartford, CT 06102-5085

Name of Contract Owner/Participant
-------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City or Plan/School District
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

Contract No:
--------------------------------------------------------------------------------

Signature:
--------------------------------------------------------------------------------

    To obtain a Statement of Additional Information, please complete the form below and mail to:

    Hartford Life and Annuity Insurance Company
    Attn: Individual Annuity Services
    P.O. Box 5085
    Hartford, CT 06102-5085

    Please send a Statement of Additional Information for The Director to me at the following address:

----------------------------------------------------
                            Name

------------------------------------------------------------
                          Address

------------------------------------------------------------
    City/State                        Zip Code

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                             SEPARATE ACCOUNT ONE


                        THE DIRECTOR VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus.


To obtain a Prospectus, send a written request to  Hartford Life and Annuity
Insurance Company Attn:   Individual Annuity  Services, P.O. Box 5085,
Hartford, CT  06102-5085.






Date of Prospectus:   June 1, 1998



Date of Statement of Additional Information: June 1, 1998



33-73568

                                  TABLE OF CONTENTS


SECTION                                                                   PAGE

DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE
      COMPANY                                                               4

SAFEKEEPING OF ASSETS                                                       4

INDEPENDENT PUBLIC ACCOUNTANTS                                              4

DISTRIBUTION OF CONTRACTS                                                   5

CALCULATION OF YIELD AND RETURN                                             5

PERFORMANCE COMPARISONS                                                    10

        DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY


Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Effective on January 1, 1998, Hartford*s name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.



                                  HARTFORD RATINGS


        RATING AGENCY         EFFECTIVE    RATING         BASIS OF RATING
 A.M. Best and Company,         9/9/97       A+     Financial soundness and
  Inc.                                               operating performance

 Standard & Poor's             1/23/98       AA     Insurer financial strength

 Duff & Phelps                 1/23/98       AA+    Claims paying ability



                               SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                           INDEPENDENT PUBLIC ACCOUNTANTS


The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory-basis financial statements of Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company) which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut.

Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                              DISTRIBUTION OF CONTRACTS


Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account and will offer the Contracts on a continuous basis.


HSD is a wholly-owned subsidiary of Hartford. The principal business address of HSD is the same as Hartford.


The securities will be sold by salespersons of HSD, who represent Hartford as insurance and Variable Annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.


HSD is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

                           CALCULATION OF YIELD AND RETURN


YIELD OF THE MONEY MARKET FUND SUB-ACCOUNT. As summarized in the Prospectus under the heading "Performance Related Information," the yield of the Money Market Fund Sub-Account for a seven day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.



The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:



     Effective Yield = [(Base Period Return + 1) 365/7] - 1

THE MONEY MARKET FUND SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.



The yield and effective yield for the seven day period ending March 31, 1998 for the Money Market Fund Sub-Account was as follows ($30 Annual Maintenance
Fee):




  SUB-ACCOUNT                        YIELD               EFFECTIVE YIELD
 Money Market Fund*                  3.96%                    4.04%



* Yield and effective yield for the seven day period ending March 31, 1998.



YIELDS OF BOND FUND AND MORTGAGE SECURITIES FUND SUB-ACCOUNTS. As summarized in the Prospectus under the heading "Performance Related Information," yields of the above Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time to time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.



THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.



Yield calculations of the Sub- Accounts used for illustration purposes reflect the interest earned by the Sub- Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30 day period were computed by dividing the dividends and interests earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:


Example:


Current Yield Formula for the Sub-Account  2[((A- B)/(CD) + 1)6 - 1]


Where  A = Dividends and interest earned during the period.
       B = Expenses accrued for the period (net of reimbursements).

     C = The average daily number of units outstanding during the period that were entitled to receive dividends.

     D = The maximum offering price per unit on the last day of the period.




At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

The method of calculating yields described above for these Sub-Accounts differs from the method used by the Sub-Accounts prior to May 1, 1988. The denominator of the fraction used to calculate yield was previously the average unit value for the period calculated. That denominator will hereafter be the unit value of the Sub-Accounts on the last trading day of the period calculated.


 SUB-ACCOUNTS                                          YIELD
 Bond Fund**                                           4.54%
 Mortgage Securities Fund**                            4.76%



**  Yield quotation based on a 30 day period ended March 31, 1998.



CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in a Sub-Account over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.


The following are the standardized average annual total return quotations for the Sub-Accounts for the first quarter of the fiscal year ended March 31, 1998. No information is included for the Growth and Income Fund Sub-Account because as of March 31, 1998, the Sub-Account had not commenced operations.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED MARCH 31, 1998


                                                                                                               10 YEAR OR SINCE
 SUB-ACCOUNTS                   INCEPTION DATE                1 YEAR                    5 YEAR                    INCEPTION*
 Advisers Fund                      3/31/83                   24.42%                    12.09%                     10.79%

 Bond Fund                          8/31/77                    3.13%                     2.15%                      4.74%

 Capital Appreciation
 Fund                                4/2/84                   32.74%                    16.16%                     15.71%

 Dividend & Growth
 Fund                                3/8/94                   32.57%                      na                       20.38%

 Index Fund                          5/1/87                   36.48%                    17.05%                     14.57%

 International Advisers              3/1/95                    4.85%                      na                        7.66%
 Fund

 International
 Opportunities Fund                  7/2/90                    3.67%                     8.22%                      3.68%

 MidCap Fund                        7/30/97                     na                        na                       14.75%


 Mortgage Securities                 1/1/85                     .27%                     1.67%                      4.38%
 Fund

 Small Company Fund                  8/9/96                   31.83%                      na                       15.53%

 Stock Fund                         8/31/77                   35.67%                    17.72%                     14.17%


 Money Market Fund                  6/30/80                   -4.93%                     -.32%                      1.67%


* Figures represent performance since inception for Sub-Accounts in existence for less than 10 years, or performance for 10 years for Sub-Accounts in existence for more than 10 years.




In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

The following are the non-standardized annualized total return quotations for the Sub-Accounts for the first quarter of the fiscal year ended March 31, 1998. No information is included for the Growth and Income Fund Sub-Account because as of March 31, 1998, the Sub-Account had not commenced operations.


  NON-STANDARDIZED ANNUALIZED TOTAL RETURN FOR THE QUARTER ENDED MARCH 31, 1998


                                                                                                               10 YEAR OR SINCE
 SUB-ACCOUNTS                   INCEPTION DATE                1 YEAR                    5 YEAR                    INCEPTION*
 Advisers Fund                      3/31/83                   33.42%                    15.31%                     12.99%

 Bond Fund                          8/31/77                   12.13%                     5.85%                      7.23%

 Capital Appreciation
 Fund                                4/2/84                   41.74%                    19.10%                     17.61%

 Dividend & Growth
 Fund                                3/8/94                   41.57%                      na                       23.84%

 Index Fund                          5/1/87                   45.48%                    20.15%                     16.58%

 International Advisers              3/1/95                   13.85%                      na                       12.49%
 Fund

 International
 Opportunities Fund                  7/2/90                   12.67%                    11.31%                      6.73%

 MidCap Fund                        7/30/97                     na                        na                       23.75%


 Mortgage Securities                 1/1/85                    9.27%                     5.37%                      6.85%
 Fund

 Small Company Fund                  8/9/96                   40.83%                      na                       22.18%

 Stock Fund                         8/31/77                   44.67%                    20.74%                     16.25%


 Money Market Fund                  6/30/80                    4.07%                     3.44%                      4.38%


*Figures represent performance since inception for Sub-Accounts in existence for less than 10 years, or performance for 10 years for Sub-Accounts in existence for more than 10 years.

                           PERFORMANCE COMPARISONS


YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time to time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.



The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.


The NASDAQ-OTC Composite Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of
100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.


The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Shearson Lehman Government/Corporate Bond Index (the "SL
Government/Corporate

Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

                              THE DIRECTOR SELECT
                             SEPARATE ACCOUNT ONE
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. BOX 5085
                       HARTFORD, CONNECTICUT 06102-5085
                      TELEPHONE: 1-800-862-6668 (CONTRACT
                                    OWNERS)
[LOGO]            1-800-862-7155 (INVESTMENT REPRESENTATIVES)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


This Prospectus describes The Director SELECT, an individual and group flexible premium tax deferred variable annuity contract designed for retirement planning purposes ("Contracts").



The Contracts are issued by Hartford Life and Annuity Insurance Company ("Hartford"). Payments for the Contracts will be held in a series of Hartford Life andAnnuity Insurance Company Separate Account One (the "Separate Account") or in the Fixed Account of Hartford. Allocations to and transfers to and from the Fixed Account are not permitted in certain states.



The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment for that Sub-Account.



Mentor Perpetual International                --   shares of Mentor VIP Perpetual International Portfolio of
  Sub-Account                                      the Mentor Variable Investment Portfolios ("Mentor VIP
                                                   Perpetual International Portfolio")
Mentor Capital Growth Sub-Account             --   shares of the Mentor VIP Capital Growth Portfolio of the
                                                   Mentor Variable Investment Portfolios ("Mentor VIP Capital
                                                   Growth Portfolio")
Mentor Growth Sub-Account                     --   shares of the Mentor VIP Growth Portfolio of the Mentor
                                                   Variable Investment Portfolios ("Mentor VIP Growth
                                                   Portfolio")
Advisers Fund Sub-Account                     --   shares of Class IA of Hartford Advisers HLS Fund, Inc.
                                                   ("Hartford Advisers Fund")
Bond Fund Sub-Account                         --   shares of Class IA of Hartford Bond HLS Fund, Inc.
                                                   ("Hartford Bond Fund")
Capital Appreciation Fund Sub-Account         --   shares of Class IA of Hartford Capital Appreciation HLS
                                                   Fund, Inc. ("Hartford Capital Appreciation Fund")
Dividend and Growth Fund Sub-Account          --   shares of Class IA of Hartford Dividend and Growth HLS
                                                   Fund, Inc. ("Hartford Dividend and Growth Fund")
Growth and Income Fund Sub-Account            --   shares of Class IA of Hartford Growth and Income HLS Fund,
                                                   Inc. ("Hartford Growth and Income Fund")
Index Fund Sub-Account                        --   shares of Class IA of Hartford Index HLS Fund, Inc.
                                                   ("Hartford Index Fund")
International Advisers Fund Sub-Account       --   shares of Class IA of Hartford International Advisers HLS
                                                   Fund, Inc. ("Hartford International Advisers Fund")
International Opportunities Fund              --   shares of Class IA of Hartford International Opportunities
  Sub-Account                                      HLS Fund, Inc. ("Hartford International Opportunities
                                                   Fund")
MidCap Fund Sub-Account                       --   shares of Class IA of Hartford MidCap HLS Fund, Inc.
                                                   ("Hartford MidCap Fund")
Money Market Fund Sub-Account                 --   shares of Class IA of Hartford Money Market HLS Fund, Inc.
                                                   ("Hartford Money Market Fund")
Mortgage Securities Fund Sub-Account          --   shares of Class IA of Hartford Mortgage Securities HLS
                                                   Fund, Inc. ("Hartford Mortgage Securities Fund")
Small Company Fund Sub-Account                --   shares of Class IA of Hartford Small Company Fund, Inc.
                                                   ("Hartford Small Company Fund")
Stock Fund Sub-Account                        --   shares of Class IA of Hartford Stock HLS Fund, Inc.
                                                   ("Hartford Stock Fund")



This Prospectus sets forth the information concerning the Separate Account and the Fixed Account that investors should know before investing. This Prospectus should be kept for future reference. Additional information about the Separate Account and the Fixed Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information send a written request to, or call Hartford, Attn.:
Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085. The Table of Contents for the Statement of Additional Information may be found on page 30 of this Prospectus. The Statement of Additional Information is incorporated by reference to this Prospectus.


--------------------------------------------------------------------------------

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

PROSPECTUS DATED: JUNE 1, 1998
STATEMENT OF ADDITIONAL INFORMATION DATED: JUNE 1, 1998

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----
 GLOSSARY OF SPECIAL TERMS.............................................    3
 FEE TABLE.............................................................    5
 ACCUMULATION UNIT VALUES..............................................    7
 INTRODUCTION..........................................................    8
 HARTFORD, THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT.......    8
   Hartford Life and Annuity Insurance Company.........................    8
   The Separate Account................................................    9
   The Funds...........................................................    9
   The Fixed Account...................................................   11
 PERFORMANCE RELATED INFORMATION.......................................   12
 THE CONTRACTS.........................................................   13
   Contracts Offered...................................................   13
   Premium Payments and Initial Allocations............................   13
   Contract Value......................................................   14
   Transfers Between the Sub-Accounts/Fixed Account....................   14
   Charges Under the Contract..........................................   15
   Death Benefits......................................................   17
   Surrender Benefits..................................................   18
   Settlement Provisions...............................................   19
   Other Information...................................................   21
 FEDERAL TAX CONSIDERATIONS............................................   21
   A. General..........................................................   21
   B. Taxation of Hartford and the Separate Account....................   21
   C. Taxation of Annuities -- General Provisions Affecting Purchasers
      Other Than Qualified Retirement Plans............................   22
   D. Federal Income Tax Withholding...................................   25
   E. General Provisions Affecting Qualified Retirement Plans..........   25
   F. Annuity Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   25
 MISCELLANEOUS.........................................................   25
   How Contracts are Sold..............................................   25
   Legal Matters and Experts...........................................   26
   Additional Information..............................................   26
 APPENDIX I INFORMATION REGARDING TAX-QUALIFIED PLANS..................   27
 TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION..............   30

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------


                           GLOSSARY OF SPECIAL TERMS



ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.



ADMINISTRATIVE OFFICE OF HARTFORD: Currently located at 200 Hopmeadow Street, Simsbury, CT. All correspondence concerning the Contract should be sent to P.O. Box 5085, Hartford, CT 06102-5085, Attn.: Individual Annuity Services, except for overnight or express mail packages, which should be sent to: 200 Hopmeadow Street, Simsbury, CT 06089.



ANNUAL MAINTENANCE FEE: An annual $30 charge on a Contract having a Contract value of less than $50,000, as determined on the most recent Contract Anniversary or upon full surrender of the Contract. The charge is deducted proportionately from the investment options in use at the time of such deduction.



ANNUAL WITHDRAWAL AMOUNT: The amount which can be withdrawn in any Contract Year prior to incurring surrender charges.



ANNUITANT: The person or Participant upon whose life the Contract is issued.



ANNUITY: A Contract issued by an insurance company that provides, in exchange for Premium Payments, a series of income payments. This Prospectus describes a deferred annuity Contract in which Premium Payments accumulate tax-deferred until a partial or full surrender is taken or until the Annuity Commencement Date. Annuity payments under the Contract will begin as of the Annuity Commencement Date in accordance with the Annuity payment option selected.



ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to commence. Under a group unallocated Contract, the date for each Participant is determined by the Contract Owner in accordance with the terms of the Plan.



ANNUITY UNIT: An accounting unit of measure used to calculate the value of Annuity payments.



BENEFICIARY: The person(s) who receive Contract Values in the event of the Annuitant's or Contract Owner's death under certain conditions. Under a group unallocated Contract, the person named by the Participant within the Plan documents/enrollment forms who is entitled to receive benefits in case of the death of the Participant.



CODE: The Internal Revenue Code of 1986, as amended.



COMMISSION: Securities and Exchange Commission.



CONTINGENT ANNUITANT: The person so designated by the Contract Owner, who upon the Annuitant's death, prior to the Annuity Commencement Date, becomes the Annuitant.



CONTRACT: For an Annuity issued to an individual, the Contract is the individual Annuity and any endorsements or riders. For a group Annuity, the Contract is a certificate evidencing a participatory interest in a group Annuity and any endorsements or riders. Any reference in this Prospectus to a Contract includes the certificate.



CONTRACT ANNIVERSARY: The anniversary of the Contract Date.



CONTRACT OWNER(S): The owner(s) of the Contract, trustee or other entity, sometimes herein referred to as "you".



CONTRACT VALUE: The aggregate value of any Sub-Account Accumulation Units held under the Contract plus the value of the Fixed Account.



CONTRACT YEAR: A period of 12 months commencing with the Contract Date or any anniversary thereof.



DEATH BENEFIT: The amount payable upon the death of a Contract Owner, Annuitant or Participant, in the case of group Contracts before annuity payments have commenced.



DUE PROOF OF DEATH: A certified copy of a death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to Hartford.



FIXED ACCOUNT: Part of the General Account of Hartford to which a Contract Owner may allocate all or a portion of his Premium Payment or Contract Value.



FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.



FUNDS: The Funds described commencing on page 9 of this Prospectus and any additional Funds which may be made available from time to time.



GENERAL ACCOUNT: The General Account of Hartford which consists of all assets of Hartford other than those allocated to the separate accounts of Hartford.



HARTFORD: Hartford Life and Annuity Insurance Company.



MAXIMUM ANNIVERSARY VALUE: Value used in determining the death benefit. It is based on a series of calculations of Contract Values on Contract Anniversaries, premium payments and partial surrenders, as described on page 14.



NON-QUALIFIED CONTRACT: A Contract which is not part of a tax-qualified retirement plan or arrangement which qualifies for special tax treatment under the Code.



PARTICIPANT (FOR GROUP UNALLOCATED CONTRACTS ONLY): Any eligible employee of an employer/Contract Owner participating in the Plan.



PLAN: A voluntary plan of an employer or other person which qualifies for special tax treatment under the Code.

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


PREMIUM PAYMENT: The payment made to Hartford pursuant to the terms of the Contract.



PREMIUM TAX: A tax on premiums charged by a state or municipality on Premium Payments or Contract Values.



QUALIFIED CONTRACT: A Contract which is a part of a tax-qualified retirement plan or arrangement which qualifies for special tax treatment under the Code, such as an employer-sponsored Section 401(k) plan or an Individual Retirement Annuity (IRA).



SEPARATE ACCOUNT: The Hartford separate account entitled "Hartford Life and Annuity Insurance Company Separate Account One".



SUB-ACCOUNT: Accounts established within the Separate Account with respect to a Fund.



TERMINATION VALUE: The Contract Value upon termination of the Contract prior to the Annuity Commencement Date, less any applicable Premium Taxes, the Annual Maintenance Fee and any applicable contingent deferred sales charges.



UNALLOCATED CONTRACTS: Contracts issued to employers, or other entity, as Contract Owner under which no allocation of Contract Values is made for a specific Participant. The Plans will be responsible for the individual allocations.



VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.



VALUATION PERIOD: The period between the close of business on successive Valuation Days.



VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets of the Separate Account.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------


                                   FEE TABLE
                                    SUMMARY



                        Contract Owner Transaction Expenses
                               (All Sub-Accounts)



 Sales Load Imposed on Purchases (as a percentage of premium
   payments).......................................................    None
 Exchange Fee......................................................        $0
 Deferred Sales Load (as a percentage of amounts withdrawn)
     First Year (1)................................................       6%
     Second Year...................................................       6%
     Third Year....................................................       5%
     Fourth Year...................................................       5%
     Fifth Year....................................................       4%
     Sixth Year....................................................       3%
     Seventh Year..................................................       2%
     Eighth Year...................................................       0%
 Annual Maintenance Fee (2)........................................     $30
 Annual Expenses -- Separate Account (as percentage of average account value)
     Mortality and Expense Risk....................................   1.250%



(1) Length of time from premium payment.


(2) The Annual Maintenance Fee is a single $30 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the Investment Company Act of 1940, the Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. The Annual Maintenance Fee is deducted only when the accumulated value is less than $50,000. In the Example, the Annual Maintenance Fee is approximated a 0.06% annual asset charge based on the experience of the Contracts.



                         Annual Fund Operating Expenses
                         (as percentage of net assets)



                                                                                          TOTAL FUND
                                                   MANAGEMENT FEES   OTHER EXPENSES   OPERATING EXPENSES
                                                   ---------------   --------------   ------------------
 Mentor VIP Perpetual International Portfolio
   (1)(2)........................................      1.000%            0.550%             1.550%
 Mentor VIP Capital Growth Portfolio (1)(2)......      0.800%            0.250%             1.050%
 Mentor VIP Growth Portfolio (1)(2)..............      0.700%            0.250%             0.950%
 Hartford Bond Fund..............................      0.490%            0.020%             0.510%
 Hartford Stock Fund.............................      0.430%            0.020%             0.450%
 Hartford Money Market Fund......................      0.425%            0.015%             0.440%
 Hartford Advisers Fund..........................      0.610%            0.020%             0.630%
 Hartford Capital Appreciation Fund..............      0.620%            0.020%             0.640%
 Hartford Mortgage Securities Fund...............      0.425%            0.025%             0.450%
 Hartford Index Fund.............................      0.375%            0.015%             0.390%
 Hartford International Opportunities Fund.......      0.680%            0.090%             0.770%
 Hartford Dividend & Growth Fund.................      0.660%            0.020%             0.680%
 Hartford International Advisers Fund............      0.750%            0.120%             0.870%
 Hartford MidCap Fund (1)........................      0.750%            0.040%             0.790%
 Hartford Small Company Fund.....................      0.750%            0.020%             0.770%
 Hartford Growth and Income Fund (1).............      0.520%            0.150%             0.670%


---------

(1) Each of the Mentor VIP Perpetual International Portfolio, Mentor VIP Capital Growth Portfolio, and Mentor VIP Growth Portfolio is a new mutual fund. Operating expenses are estimated based on the expenses the Portfolios expect to incur during their first year of operation.


(2) Each of the Mentor VIP Perpetual International Portfolio, Mentor VIP Capital Growth Portfolio, and the Mentor VIP Growth Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, a Portfolio may pay fees at an annual rate of up to 0.25% of the Portfolio's average daily net assets. None of the Portfolios currently make payment under the plans, though they may do so at any time in the future.


(3) Hartford MidCap Fund and Hartford Growth and Income Fund are new funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for the Hartford Growth and Income Fund until the assets of the Funds (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) reach $20 million. Absent this waiver, the investment advisory fee would be 0.575% annually and Total Fund Operating Expenses ratio would be 0.900% (annualized).

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


EXAMPLE


                               If you surrender your           If you annuitize your           If you do not surrender your
                               Contract at the end of the      Contract at the end of the      Contract, you would pay the
                               applicable time period, you     applicable time period, you     following expenses on a
                               would pay the following         would pay the following         $1,000 investment, assuming a
                               expenses on a $1,000            expenses on a $1,000            5% annual return on assets:
                               investment, assuming a 5%       investment, assuming a 5%
                               annual return on assets:        annual return on assets:

                                                5      10                       5      10                       5      10
 SUB-ACCOUNT                   1 YEAR 3 YEARS YEARS   YEARS    1 YEAR 3 YEARS YEARS   YEARS    1 YEAR 3 YEARS YEARS   YEARS
                               ------ ------- ------ -------   ------ ------- ------ -------   ------ ------- ------ -------
 Mentor Perpetual
  International...............  $ 89   $ 140   $193    $322     $ 29   $  89   $152    $321     $ 29   $  90   $153    $322
 Mentor Capital Growth........    84     124    167     272       24      74    127     271       24      74    127     272
 Mentor Growth................    83     121    162     262       23      71    122     261       23      71    122     262
 Bond Fund....................    73     106    139     215       18      57     99     214       19      58     99     215
 Stock Fund...................    72     104    136     209       17      55     96     208       18      56     96     209
 Money Market Fund............    72     104    136     208       17      55     95     207       18      56     96     208
 Advisers Fund................    74     109    146     228       19      61    105     227       20      61    106     228
 Capital Appreciation Fund....    74     110    146     229       19      61    105     228       20      62    106     229
 Mortgage Securities Fund.....    72     104    136     209       17      55     95     208       18      56     96     209
 Index Fund...................    71     102    133     202       17      53     92     201       17      54     93     202
 International Opportunities
  Fund........................    75     114    153     243       21      65    112     242       21      66    113     243
 Dividend & Growth Fund.......    74     111    148     233       20      62    108     233       20      63    108     233
 International Advisers
  Fund........................    76     117    158     253       22      68    117     253       22      69    118     253
 MidCap Fund..................    76     114    N/A     N/A       21      66    N/A     N/A       22      66    N/A     N/A
 Small Company Fund...........    75     114    153     243       21      65    112     242       21      66    113     243
 Growth and Income Fund.......    74     111    N/A     N/A       20      62    N/A     N/A       20      63    N/A     N/A



    The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium taxes may also be applicable.



    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
--------------------------------------------------------------------------------


                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)



    The following information for the five years ended, has been derived from the audited financial statements of the separate account, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus. The information for the quarter ended March 31, 1998 is unaudited and is included for informational purposes only. There is no information regarding the Mentor Perpetual International Sub-Account, the Mentor Capital Growth Sub-Account, the Mentor Growth Sub-Account, and the Growth and Income Fund Sub-Account because as of March 31, 1998, the Sub-Accounts had not yet commenced operations.



                                                            QUARTER ENDED
                                                              MARCH 31,
                                                            --------------                YEAR ENDED DECEMBER 31,
                                                                 1998        -------------------------------------------------
                                                             (UNAUDITED)      1997        1996        1995     1994     1993
                                                            --------------   -------     -------     -------  -------  -------
BOND FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $2.114       $1.992      $1.880      $1.607   $1.694   $1.556
Accumulation unit value at end of period..................       $2.145       $2.114      $1.922      $1.880   $1.607   $1.694
Number accumulation units outstanding at end of period (in
 thousands)...............................................      122,570      107,759      76,247      48,354   33,950   23,803
STOCK FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $4.602       $3.547      $2.887      $2.180   $2.250   $1.993
Accumulation unit value at end of period..................       $5,277       $4.602      $3.547      $2.887   $2.180   $2.250
Number accumulation units outstanding at end of period (in
 thousands)...............................................      469,940      440,557     317,416     186,727  110,928   60,431
MONEY MARKET FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $1.650       $1.587      $1.528      $1.462   $1.424   $1.401
Accumulation unit value at end of period..................       $1.667       $1.650      $1.587      $1.528   $1.462   $1.424
Number accumulation units outstanding at end of period (in
 thousands)...............................................      115,268      120,947     110,350      66,468   30,871   14,881
ADVISERS FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $3.572       $2.905      $2.523      $1.991   $2.072   $1.870
Accumulation unit value at end of period..................       $3.935       $3.572      $2.905      $2.523   $1.991   $2.072
Number accumulation units outstanding at end of period (in
 thousands)...............................................       63,825      999,829     784,326     645,105  414,318  244,980
CAPITAL APPRECIATION FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $4.845       $4.010      $3.364      $2.615   $2.583   $2.165
Accumulation unit value at end of period..................       $5.446       $4.845      $4.010      $3.364   $2.615   $2.583
Number accumulation units outstanding at end of period (in
 thousands)...............................................      483,913      461,578     353,466     216,591  116,535   58,645
MORTGAGE SECURITIES FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at beginning of period............       $2.098       $1.949      $1.878      $1.637   $1.685   $1.604
Accumulation unit value at end of period..................       $2.123       $2.098      $1.949      $1.878   $1.637   $1.685
Number accumulation units outstanding at end of period (in
 thousands)...............................................       40,671       38,292      38,304      31,288   20,674   28,380
INDEX FUND SUB-ACCOUNT
(INCEPTION DATE MAY 1, 1987)
Accumulation unit value at beginning of period............       $3.726       $2.845      $2.359      $1.750   $1.755   $1.629
Accumulation unit value at end of period..................       $4.228       $3.726      $2.845      $2.359   $1.750   $1.755
Number accumulation units outstanding at end of period (in
 thousands)...............................................      129,470      117,372      77,074      32,779   12,030    7,491
INTERNATIONAL OPPORTUNITIES FUND SUB-ACCOUNT
(INCEPTION DATE JULY 2, 1990)
Accumulation unit value at beginning of period............       $1.469       $1.482      $1.329      $1.181   $1.220   $0.924
Accumulation unit value at end of period..................       $1.657       $1.469      $1.482      $1.329   $1.181   $1.220
Number accumulation units outstanding at end of period (in
 thousands)...............................................      393,348      396,430     326,954     222,606  175,763   66,084
DIVIDEND & GROWTH FUND SUB-ACCOUNT
(INCEPTION DATE MARCH 8, 1994)
Accumulation unit value at beginning of period............       $2.149       $1.650      $1.359      $1.009   $1.000       --
Accumulation unit value at end of period..................       $2.394       $2.149      $1.650      $1.359   $1.009       --
Number accumulation units outstanding at end of period (in
 thousands)...............................................      606,538      541,076     301,767     101,085   21,973       --
INTERNATIONAL ADVISERS FUND SUB-ACCOUNT
(INCEPTION DATE MARCH 1, 1995)
Accumulation unit value at beginning of period............       $1.319       $1.266      $1.146      $1.000       --       --
Accumulation unit value at end of period..................       $1.437       $1.319      $1.266      $1.146       --       --
Number accumulation units outstanding at end of period (in
 thousands)...............................................      115,255      109,735      56,743      10,717       --       --
SMALL COMPANY FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 9, 1996)
Accumulation unit value at beginning of period............       $1.247       $1.066      $1.000          --       --       --
Accumulation unit value at end of period..................       $1.396       $1.247      $1.066          --       --       --
Number accumulation units outstanding at end of period (in
 thousands)...............................................      122,286      108,104      24,397          --       --       --
MIDCAP FUND SUB-ACCOUNT
(INCEPTION DATE JULY 15, 1997)
Accumulation unit value at beginning of period............       $1.097       $1.000          --          --       --       --
Accumulation unit value at end of period..................       $1.238       $1.097          --          --       --       --
Number accumulation units outstanding at end of period (in
 thousands)...............................................       25,315       13,437          --          --       --       --

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                  INTRODUCTION



    This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing an individual or group tax deferred Variable Annuity Contract offered by Hartford Life and Annuity Insurance Company ("Hartford") in the Fixed Account and/or a series of Separate Account One. (See "Hartford Life and Annuity Insurance Company," page 8; "The Contracts," page 13; and "The Separate Account," page 9.) Please read the Glossary of Special Terms on pages 3 and 4 prior to reading this Prospectus to familiarize yourself with the terms being used.



    The Contracts are available for purchase by individuals and groups on both a non-qualified and qualified basis. The maximum issue age for the Contract is 85 years old. (See "The Contracts," page 13.) Generally, the minimum initial Premium Payment is $1,000; the minimum payment is $500, if you are in the InvestEase program the minimum subsequent payment is $50. There is no deduction for sales expenses from Premium Payments when made. A deduction will be made for state Premium Taxes for Contracts sold in certain states. (See "Charges Under the Contract," page 15.)



    Generally, the Contracts are purchased by completing and submitting an application or an order to purchase, along with the initial Premium Payment, to Hartford for its approval. Generally, a Contract Owner may exercise his right to cancel the Contract within ten days of receipt of the Contract by returning the Contract to Hartford at its Administrative Office. If the Contract Owner exercises his right to cancel, Hartford will return either the Contract Value or the original Premium Payments to the Contract Owner. The duration of the right to cancel period and Hartford's obligation to either return the Contract Value or the original Premium Payment will depend on state law.


    The investment options for the Contracts are the Mentor VIP Perpetual International Portfolio, Mentor VIP Capital Growth Portfolio, Mentor VIP Growth Portfolio, Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Growth and Income Fund, Hartford Index Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Mortgage Securities Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Money Market Fund, and such other funds as shall be offered from time to time (the "Funds"), and the Fixed Account. (See "The Funds," page 9, and "The Fixed Account," page 11.) With certain limitations, Contract Owners may allocate their Premium Payments and Contract Values to one or a combination of these investment options and transfer among the investment options. (See "Transfers Between Sub-Accounts/Fixed Account," page 14.)



    An Annual Maintenance Fee in the amount of $30.00 is deducted from Contract Values each Contract Year (not applicable to Contracts with Account Values of $50,000 or more or under other circumstances at the sole discretion of Hartford) and there is a 1.25% per annum mortality and expense risk charge applied against all Contract Values held in the Separate Account. (See "Charges Under the Contract," page 15). Finally, the Funds are subject to certain fees, charges and expenses (see the accompanying Funds' prospectus).



    The Contracts may be surrendered, or portions of the value of the Contracts may be withdrawn, at any time prior to the Annuity Commencement Date. (See "Surrender Benefits," page 18). However, a contingent deferred sales charge may be assessed against Contract Values when they are surrendered. Contingent deferred sales charges will not be assessed in certain instances, including withdrawals up to the annual withdrawal amount and the payment of Death Benefits. (See "Charges Under the Contract," page 15.)



    The Contract provides for a minimum death benefit in the event of the death of the Annuitant or Contract Owner before Annuity payments have commenced (see "Death Benefits," page 17). Various annuity options are available under the Contract for election by the Contract Owner on either a fixed or variable basis. In the absence of an annuity option election, the Contract Value (less applicable Premium Taxes) will be applied on the Annuity Commencement Date to provide a life annuity with 120 monthly payments certain (see "Settlement Provisions," page 19).



                             HARTFORD, THE SEPARATE
                             ACCOUNT, THE FUNDS AND
                               THE FIXED ACCOUNT



                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY



    Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Effective on January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------


                                HARTFORD RATINGS



                  EFFECTIVE
RATING             DATE OF                       BASIS OF
AGENCY              RATING     RATING             RATING
----------------  ----------  ---------  -------------------------
A.M. Best and                            Financial soundness and
Company, Inc....      9/9/97         A+  operating performance.
Standard &                               Insurer financial
Poor's..........     1/23/98         AA  strength
Duff & Phelps...     1/23/98        AA+  Claims paying ability



                              THE SEPARATE ACCOUNT



    The Separate Account was established on May 20, 1991. It is the Separate Account in which Hartford sets aside and invests the assets attributable to variable annuity Contracts, including the Contracts sold under this Prospectus. Separate Account assets are held by Hartford under a safekeeping arrangement. Although the Separate Account is an integral part of Hartford, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Commission supervision of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law.



    Your investment in the Separate Account is allocated to one or more Sub-Accounts as per your specifications. Each Sub-Account is invested exclusively in the assets of one underlying Fund. Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Commission.



    Net Premium Payments and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which the payments were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of your investment will therefore vary in accordance with the net income and fluctuation in the individual investments within the underlying Fund portfolio or portfolios. During the Variable Annuity payout period, both your Annuity payments and reserve values will vary in accordance with these factors.



    Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Contracts, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Contract Values allocated to the Separate Account is not affected by the rate of return of Hartford's General Account, nor by the investment performance of any of Hartford's other separate accounts. The Separate Account may be subject to liabilities arising from a Sub-Account of the Separate Account whose assets are attributable to other variable annuity Contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus. However, all obligations arising under the Contracts are general corporate obligations of Hartford.



    Hartford does not guarantee the investment results of the Separate Accounts or any of the underlying investments. There is no assurance that the value of a Contract during the years prior to retirement or the aggregate amount of the Variable Annuity payments will equal the total of Premium Payments made under the Contract. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying Funds' prospectus.



                                   THE FUNDS



    The Mentor VIP Perpetual International Portfolio, Mentor VIP Capital Growth Portfolio and Mentor VIP Growth Portfolio are series of Mentor Variable Investment Portfolios, a Massachusetts business trust. Mentor Perpetual Advisors, LLC is the investment advisor to the Mentor Perpetual International Portfolio. Mentor Perpetual Advisors is an investment advisory firm organized in 1995 and owned equally by Perpetual, plc, a diversified financial services holding company, and Mentor Investment Advisors, LLC ("Mentor Advisors"). Mentor Advisors is the investment advisor to the Mentor VIP Capital Growth Portfolio and Mentor VIP Growth Portfolio. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group LLC, which in turn is a subsidiary of Wheat First Butcher Singer, Inc. Wheat First Butcher Singer is a wholly owned subsidiary of First Union Corporation, a leading financial services company with approximately $157 billion in assets and $12 billion in total stockholders' equity as of December 31, 1997. EVEREN Capital Corporation currently has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues attributable to clients of EVEREN Securities, Inc. and its affiliates.



    The Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Growth and Income Fund, Hartford Index Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Mortgage Securities Fund, Hartford Small Company Fund, Hartford Stock Fund, and Hartford Money Market Fund are sponsored by Hartford and are incorporated under the laws of the State of Maryland. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds.

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


    Wellington Management Company, LLP serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Growth and Income Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Small Company Fund, and Hartford Stock Fund.



    In addition, HL Advisors has entered into an investment services agreement with The Hartford Investment Management Company ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and Hartford Money Market Fund.



    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in the accompanying Funds' prospectus, which should be read in conjunction with this Prospectus before investing, and in the Funds' Statement of Additional Information which may be ordered from Hartford. The Funds may not be available in all states.



    Depending on where you purchase the Contract, other investment options may be available.



    The investment objectives of each of the Funds are as follows:



 MENTOR VIP PERPETUAL INTERNATIONAL PORTFOLIO



    Seeks to provide long-term capital appreciation by investing in a diversified portfolio of securities of issuers located outside the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into commons stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the investment adviser believe that they would help achieve the Portfolio's objective.



 MENTOR VIP CAPITAL GROWTH PORTFOLIO



    Seeks to provide long-term appreciation of capital by investing in a wide variety of securities which the investment advisor believes offers the potential for capital appreciation over both the immediate and long term.



 MENTOR VIP GROWTH PORTFOLIO



    Seeks to provide long-term growth of capital through a diversified portfolio of equity securities. Although the Portfolio may invest in companies of any size, the Portfolio invests principally in common stocks of small to mid-sized companies.



 HARTFORD ADVISERS FUND



    Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments.



 HARTFORD BOND FUND



    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."



 HARTFORD CAPITAL APPRECIATION FUND



    Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation.



 HARTFORD DIVIDEND AND GROWTH FUND



    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.



 HARTFORD GROWTH AND INCOME FUND



    Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends.



 HARTFORD INDEX FUND



    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*



 HARTFORD INTERNATIONAL ADVISERS FUND



    Seeks maximum long-term total return consistent with prudent investment risk by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.



 HARTFORD INTERNATIONAL OPPORTUNITIES FUND



    Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.



* "STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY. THE HARTFORD INDEX FUND ("INDEX FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------


 HARTFORD MIDCAP FUND



    Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.



 HARTFORD MORTGAGE SECURITIES FUND



    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.



 HARTFORD SMALL COMPANY FUND



    Seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.



 HARTFORD STOCK FUND



    Seeks long-term growth by investing primarily in equity securities.



 HARTFORD MONEY MARKET FUND



    Seeks maximum current income consistent with liquidity and preservation of capital.



VOTING RIGHTS SEPARATE ACCOUNT -- As the owner, Hartford has the right to vote at the Funds' shareholder meetings. However, to the extent required by federal securities laws or regulations, Hartford will:



1. Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner, and



2. Vote shares attributable to a Contract for which no voting instructions are received in the same proportion as shares for which instructions are received.



    If any federal securities laws or regulations, or their present interpretation change to permit Hartford to vote Fund shares in its own right, Hartford may elect to do so.



    Hartford will send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Fund shares held for your account.



    In connection with the voting of Fund shares held by it, Hartford will arrange for the handling and tallying of proxies received from Contract Owners. Hartford as such, shall have no right, except as hereinafter provided, to vote any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Fund shares held by it in accordance with the instructions received from the Contract Owners for whose accounts the Fund shares are held. If a Contract Owner desires to attend any meeting at which shares held for the Contract Owner's benefit may be voted, the Contract Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contract Owner's account. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e. shares owned by Hartford) in the same proportion as it votes shares of that Fund for which it has received instructions. During the Annuity period under a Contract the number of votes will decrease as the assets held to fund Annuity benefits decrease.



    The Funds are available only to serve as the underlying investment for variable annuity and variable life insurance Contracts issued by Hartford. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity Contract Owners or to variable life insurance Policyowners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such Contract Owners and Policyowners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any expenses attendant to the establishment of such separate funds.



                               THE FIXED ACCOUNT



    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



    Premium Payments and Contract Values allocated to the Fixed Account become a part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of Insurance Company General Accounts.



    Currently, Hartford guarantees that it will credit interest at a rate of not less than 3% per year, compounded

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


annually, to amounts allocated to the Fixed Account under the Contracts. However, Hartford reserves the right to change the rate according to state insurance law. Hartford may credit interest at a rate in excess of 3% per year. There is no specific formula for the determination of excess interest credits. Some of the factors that Hartford may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on Hartford's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF HARTFORD. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.



    From time to time, Hartford may credit increased interest rates to Contract Owners under certain programs established at the discretion of Hartford. Contract Owners may enroll in a special pre-authorized transfer program known as Hartford's Dollar Cost Averaging Bonus Program (the "Program"). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program (Hartford may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either the 6 Month Transfer Program or 12 Month Transfer Program. The 6 Month Transfer Program and the 12 Month Transfer Program will generally have different credited interest rates. Under the 6 Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 3 to 6 months. Under the 12 Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and a final transfer of the entire amount remaining in the Program.



    The pre-authorized transfers will begin within 15 days after the initial Program Premium Payment and complete enrollment instructions are received by Hartford. If complete Program enrollment instructions are not received by Hartford within 15 days of receipt of the initial Program Premium Payment, the Program will be voided and the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.



    Any subsequent Premium Payments received by Hartford within the Program period selected will be allocated to the Sub-Accounts over the remainder of that Program transfer period, unless otherwise directed by the Contract Owner.



    A Contract Owner may only have one dollar cost averaging program in place at one time, this means one standard dollar cost averaging plan or one Dollar Cost Averaging Bonus Program.



    Contract Owners may elect to terminate the pre-authorized transfers by calling or writing Hartford of their intent to cancel their enrollment in the Program. Upon cancellation of enrollment in the Program, Contract Owners will no longer receive the increased interest rate. Hartford reserves the right to discontinue, modify or amend the Program or any other interest rate program established by Hartford. Any change to the Program will not affect Contract Owners currently enrolled in the Program. This Program may not be available in all states; please contact Hartford to determine if it is available in your state.



                        PERFORMANCE RELATED INFORMATION



    The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.



    The Mentor Perpetual International, Mentor Capital Growth, Mentor Growth, Advisers Fund, Bond Fund, Capital Appreciation Fund, Dividend and Growth Fund, Growth and Income Fund, Index Fund, International Advisers Fund, International Opportunities Fund, MidCap Fund, Mortgage Securities Fund, Small Company Fund, Stock Fund, and Money Market Fund Sub-Accounts may include total return in advertisements or other sales material.



    When a Sub-Account advertises its standardized total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period).



    In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------


    The Bond Fund and Mortgage Securities Fund Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner:
The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.



    The Money Market Fund Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.



    The Separate Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date the Separate Account commenced operations. For periods prior to the date the Separate Account commenced operations, performance information for the Sub-Accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-Accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-Accounts.



    Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.



                                 THE CONTRACTS



                               CONTRACTS OFFERED



    The Contracts are individual or group tax deferred Variable Annuity Contracts designed for retirement planning purposes and may be purchased by any individual, group or trust, including any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code; annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code; Individual Retirement Annuities adopted according to Section 408 of the Code; employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Code ("Qualified Contracts"). The maximum issue age for the Contract is 85 years old.



                    PREMIUM PAYMENTS AND INITIAL ALLOCATIONS



    Generally, the minimum initial Premium Payment is $1,000; the minimum subsequent payment is $500, if you are in the InvestEase program the minimum subsequent payment is $50. Certain plans may make smaller periodic payments. Each Premium Payment may be split among the various Sub-Accounts and/or the Fixed Account subject to minimum amounts then in effect.



REFUND RIGHTS -- If you are not satisfied with your purchase you may cancel the Contract by returning it within ten days (or longer in some states) after you receive it. A written request for cancellation must accompany the Contract. In such event, Hartford will, without deduction for any charges normally assessed thereunder, pay you an amount equal to the Contract Value on the date of receipt of the request for cancellation. You bear the investment risk during the period prior to Hartford's receipt of request for cancellation. Hartford will refund the premium paid only for Individual Retirement Annuities (if returned within seven days of receipt) and in those states where required by law.



CREDITING AND VALUATION -- The balance of the initial Premium Payment remaining after the deduction of any applicable Premium Tax is credited to your Contract within two business days of receipt of a properly completed application or an order to purchase a Contract and the initial Premium Payment by Hartford at its Administrative Office. It will be credited to the Sub-Account(s) and/or the Fixed Account in accordance with your election. If the application or other information is incomplete when received, the balance of the initial Premium Payment, after deduction of any applicable Premium Tax, will be credited to the Sub-Account(s) or the Fixed Account within five business days of receipt. If the initial Premium Payment is not credited within five business days, the Premium Payment will be immediately returned unless you have been informed of the delay and request that the Premium Payment not be returned.



    The number of Accumulation Units in each Sub-Account to be credited to a Contract will be determined by dividing the portion of the Premium Payment being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on that date.

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


    Subsequent Premium Payments are priced on the Valuation Day received by Hartford at its Administrative Office.



                                 CONTRACT VALUE



    The value of the Sub-Account investments under your Contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Contract in each Sub-Account by the then current Accumulation Unit values for the applicable Sub-Account. The value of the Fixed Account under your Contract will be the amount allocated to the Fixed Account plus interest credited. You will be advised at least semiannually of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, the Fixed Account value, and the total value of your Contract.



ACCUMULATION UNIT VALUES -- The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The "Net Investment Factor" for each of the Sub-Accounts is equal to (a) the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period, minus (b) the mortality and expense risk charge and the administration charge described below. You should refer to the prospectus for each of the Funds which accompanies this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Contract. The Accumulation Unit Value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.



VALUATION OF FUND SHARES -- The shares of the Fund are valued at net asset value on each Valuation Day. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying Funds' prospectus.



VALUATION OF THE FIXED ACCOUNT -- Hartford will determine the value of the Fixed Account by crediting interest to amounts allocated to the Fixed Account.



                        TRANSFERS BETWEEN SUB-ACCOUNTS/
                                 FIXED ACCOUNT



    You may transfer the values of your Sub-Account allocations from one or more Sub-Accounts to another free of charge. However, Hartford reserves the right to limit the number of transfers to twelve (12) per Contract Year, with no two (2) transfers occurring on consecutive Valuation Days. Transfers by telephone may be made by a Contract Owner or by the attorney-in-fact pursuant to a power of attorney by calling (800) 862-6668 or by the agent of record by calling (800) 862-7155. Telephone transfers may not be permitted by some states for their residents who purchase variable annuities.



    The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.



    Hartford may permit the Contract Owner to pre-authorize transfers among Sub-Accounts and between Sub-Accounts and the Fixed Account under certain circumstances. Transfers between the Sub-Accounts may be made both before and after Annuity payments commence (limited to once a quarter) provided that the minimum allocation to any Sub-Account may not be less than $500. No minimum balance is required in any Sub-Account.



    It is the responsibility of the Contract Owner or Participant to verify the accuracy of all confirmations of transfers and to promptly advise Hartford of any inaccuracies within 30 days of receipt of the confirmation. Hartford will send the Contract Owner a confirmation of the transfer within five days from the date of any instruction.



    Transfers from the Fixed Account into a Sub-Account may be made at any time during the Contract Year. The maximum amount which may be transferred from the Fixed Account during any Contract Year is the greater of 30% of the Fixed Account balance as of the last Contract Anniversary or the greatest amount of any prior transfer from the Fixed Account. If Hartford permits pre-authorized transfers from the Fixed Account to the Sub-Accounts, this restriction is inapplicable. Also, if any interest rate is renewed at a rate of at least one percentage point less than the previous rate, the Contract Owner may elect to transfer up to 100% of the funds receiving the reduced rate within 60 days of notification of the interest rate decrease. Generally, transfers may not be made from any Sub-Account into the Fixed Account for the six-month period following any transfer from the Fixed

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
--------------------------------------------------------------------------------


Account into one or more of the Sub-Accounts. Hartford reserves the right to modify the limitations on transfers from the Fixed Account and to defer transfers from the Fixed Account for up to six months from the date of request.



    Subject to the exceptions set forth in the following two paragraphs, the right to reallocate Contract Values is subject to modification if Hartford determines, in its sole opinion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and the Fixed Account and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by a Contract Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Hartford to be to the disadvantage of other Contract Owners.



    Currently, and with respect to Contracts issued in all states, the only restriction in effect is that Hartford will not accept instructions from agents acting under a power of attorney of multiple Contract Owners whose accounts aggregate more than $2 million, unless the agent has entered into a third party transfer services agreement with Hartford.



                           CHARGES UNDER THE CONTRACT



 CONTINGENT DEFERRED SALES CHARGES ("SALES CHARGES")



PURPOSE OF SALES CHARGES -- Sales Charges cover expenses relating to the sale and distribution of the Contracts, including commissions paid to distributing organizations and its sales personnel, the cost of preparing sales literature and other promotional activities. If these charges are not sufficient to cover sales and distribution expenses, Hartford will pay them from its general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.



ASSESSMENT OF SALES CHARGES -- There is no deduction for sales expenses from Premium Payments when made, however, a Sales Charge may be assessed against Premium Payments when surrendered. The length of time from receipt of a Premium Payment to the time of surrender determines the percentage of the Sales Charge. Premium payments are deemed to be surrendered in the order in which they were received.



    During the first seven years from each Premium Payment, a Sales Charge will be assessed against the surrender of Premium Payments. During this time, all surrenders in excess of the Annual Withdrawal Amount will be first from Premium Payments and then from earnings. The Annual Withdrawal Amount is first from earnings and then from Premium Payments. After the seventh Contract Year, all surrenders will first be taken from earnings and then from Premium Payments and a Sales Charge will not be assessed against the surrender of earnings. If an amount equal to all earnings has been surrendered, a Sales Charge will not be assessed against Premium Payments received more than seven years prior to surrender, but will be assessed against Premium Payments received less than seven years prior to surrender. For additional information, see Federal Tax Considerations, page 21.



    Upon receipt of a request for a full surrender, Hartford will assess any applicable Sales Charge against the surrender proceeds representing the lesser of: (1) aggregate Premium Payments not previously withdrawn or (2) the Contract Value, less the Annual Withdrawal Amount available at the time of the full surrender, less the Annual Maintenance Fee, if applicable. Taking the Annual Withdrawal Amount prior to the full surrender may, depending upon the amount of investment gain experienced, reduce the amount of any Sales Charge paid.



    The Sales Charge is a percentage of the amount surrendered (not to exceed the aggregate amount of the Premium Payments made) and equals:



             LENGTH OF TIME
          FROM PREMIUM PAYMENT
           (NUMBER OF YEARS)        CHARGE
          --------------------      -----
                   1                  6%
                   2                  6%
                   3                  5%
                   4                  5%
                   5                  4%
                   6                  3%
                   7                  2%
               8 or more              0%



 PAYMENTS NOT SUBJECT TO SALES CHARGES



ANNUAL WITHDRAWAL AMOUNT -- During the first seven years from each Premium Payment, on a non-cumulative basis, a Contract Owner may make a partial surrender of Contract Values of up to 10% of the aggregate Premium Payments, as determined on the date of the requested surrender, without the application of the Sales Charge. After the seventh year from each Premium Payment, also on a non-cumulative basis, the Contract Owner may make a partial surrender of 10% of Premium Payments made during the seven years prior to the surrender and 100% of the Contract Value less the Premium Payments made during the seven years prior to the surrender.



EXTENDED WITHDRAWAL PRIVILEGE -- This privilege allows Annuitants who attain age 70 1/2 with a Contract held under an Individual Retirement Account or 403(b) plan to

16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


surrender an amount equal to the required minimum distribution for the stated Contract without incurring a Sales Charge or not subject to a Sales Charge.



 WAIVERS OF SALES CHARGES



CONFINEMENT IN A HOSPITAL, LONG TERM CARE FACILITY OR NURSING HOME -- Hartford will waive any Sales Charge applicable to a partial or full surrender if the Annuitant is confined, at the recommendation of a physician for medically necessary reasons, for at least 180 calendar days to: a hospital recognized as a general hospital by the proper authority of the state in which it is located; or a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or a facility certified as a hospital or long-term care facility; or a nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.



    The Annuitant cannot be confined at the time the Contract was purchased in order to receive this waiver and the Contract Owner(s) must have been the Contract Owner(s) continuously since the Contract issue date; must provide written proof of confinement satisfactory to Hartford; and must request the partial or full surrender within 91 calendar days of the last day of confinement.



    This waiver may not be available in all states. Please contact your registered representative or Hartford to determine availability.



DEATH OF THE ANNUITANT OR CONTRACT OWNER OR PAYMENTS UNDER AN ANNUITY OPTION -- No Sales Charge otherwise applicable will be assessed in the event of death of the Annuitant, death of the Contract Owner or if payments are made under an Annuity option (other than a surrender out of Annuity Option 4) provided for under the Contract.



OTHER PLANS OR PROGRAMS -- Certain plans or programs established by Hartford from time to time may have different surrender privileges.



 MORTALITY AND EXPENSE RISK CHARGE



    For assuming these risks under the Contracts, Hartford will make a daily charge at the rate of 1.25% per annum against all Contract Values held in the Sub-Accounts during the life of the Contract (estimated at .90% for mortality and .35% for expense). Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hartford.



    There are two types of mortality undertakings: those made during the accumulation or deferral phase and those made during the annuity payout phase. The mortality undertaking made by Hartford in the accumulation phase is that Hartford may experience a loss resulting from the assumption of the mortality risk relative to the guaranteed death benefit in event of the death of an Annuitant or Contract Owner before commencement of Annuity payments, in periods of declining value or in periods where the contingent deferred sales charges would have been applicable. The mortality undertakings provided by Hartford during the annuity payout phase are to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of a minimum death benefit under the Contract. These mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its contractual obligations. Hartford will bear the loss in such a situation.



    During the accumulation phase, Hartford also provides an expense undertaking. Hartford assumes the risk that the contingent deferred sales charges and the Annual Maintenance Fee for maintaining the Contracts prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.



 ANNUAL MAINTENANCE FEE



    Each year, on each Contract Anniversary on or before the Annuity Commencement Date, Hartford will deduct an Annual Maintenance Fee, if applicable, from Contract Values to reimburse it for expenses relating to the maintenance of the Contract, the Fixed Account, and the Sub-Account(s) thereunder. If during a Contract Year the Contract is surrendered for its full value, Hartford will deduct the Annual Maintenance Fee at the time of such surrender. The fee is a flat fee which will be due in the full amount regardless of the time of the Contract Year that Contract Values are surrendered. The Annual Maintenance Fee is $30.00 per Contract Year for Contracts with less than $50,000 Contract Value on the Contract Anniversary. Fees will be deducted on a pro rata basis according to the value in each Sub-Account and the Fixed Account under a Contract.



WAIVERS OF THE ANNUAL MAINTENANCE FEE -- Annual Maintenance Fees are waived for Contracts with Contract Value equal to or greater than $50,000. In addition, Hartford will waive one Annual Maintenance Fee for Contract Owners who own one or more Contracts with a combined Contract Value of $50,000 up to $100,000. If the Contract Owner has multiple contracts with a combined Contract Value of

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
--------------------------------------------------------------------------------


$100,000 or greater, Hartford will waive the Annual Maintenance Fee on all Contracts. However, Hartford reserves the right to limit the number of Annual Maintenance Fee waivers to a total of six Contracts. Hartford reserves the right to waive the Annual Maintenance Fee under other conditions.



 PREMIUM TAXES



    Charges are also deducted for premium tax, if applicable, imposed by state or other governmental entity. Certain states impose a premium tax, currently ranging up to 3.5%. Some states assess the tax at the time purchase payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes at the time imposed under applicable law. At its sole discretion, Hartford may deduct Premium Taxes at the time Hartford pays such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time the Contract annuitizes.



 EXCEPTIONS TO CHARGES UNDER THE CONTRACTS



    Hartford may offer, at its discretion, reduced fees and charges including, but not limited to, the contingent deferred sales charges, the mortality and expense risk charge and the maintenance fee for certain sales (including employer sponsored savings plans) under circumstances which may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.



                                 DEATH BENEFITS



    The Contract provides that in the event the Annuitant dies before the selected Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If (1) the Annuitant dies before the Annuity Commencement Date and either (a) there is no designated Contingent Annuitant or (b) the Contingent Annuitant predeceases the Annuitant, or (2) if any Contract Owner dies before the Annuity Commencement Date, the Beneficiary as determined under the Contract Control Provisions, will receive the Death Benefit as determined on the date of receipt of Due Proof of Death by Hartford in its Home Office. With regard to Joint Contract Owners, at the first death of a joint Contract Owner prior to the Annuity Commencement Date, the Beneficiary will be the surviving Contract Owner notwithstanding that the Beneficiary designation may be different.



GUARANTEED DEATH BENEFIT -- If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant surviving, or if the Contract Owner dies before the Annuity Commencement Date, the Beneficiary will receive the greatest of (a) the Contract Value determined as of the day written proof of death of such person is received by Hartford, or (b) 100% of the total Premium Payments made to such Contract, reduced by the dollar amount of any partial surrenders since the issue date, or (c) the Maximum Anniversary Value immediately preceding the date of death. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from the following:



    As of the date of receipt of Due Proof of Death, Hartford will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.



    If the Annuitant or Contract Owner, as applicable, dies after the Annuity Commencement Date, then the Death Benefit will equal the present value of any remaining payments under the elected Annuity Option. In computing such present value for the portion of such remaining payments attributable to the Separate Account, Hartford will assume a net investment rate of 5.0% per year.



PAYMENT OF DEATH BENEFIT -- The calculated Death Benefit will remain invested in the Separate Account in accordance with the allocation instructions given by the Contract Owner until the proceeds are paid or Hartford receives new instructions from the Beneficiary. During the time period between Hartford's receipt of written notification of Due Proof of Death and Hartford's receipt of the completed settlement instructions, the calculated Death Benefit will remain invested in the Sub-Account(s) previously elected by the Contract Owner and will be subject to market fluctuations. The death benefit may be taken in one sum, payable within 7 days after the date Due Proof of Death is received, or under any of the settlement options then being offered by Hartford provided, however, that: (a) in the event of the death of any Contract Owner prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after the death of the Contract Owner and (b) in the event of the death of any Contract Owner or Annuitant which occurs on or after the Annuity Commencement Date, any remaining interest in the Contract will be paid at least as rapidly as under the method of distribution in effect at the time of death, or, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. The proceeds due on the death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments.



    However, in the event of the Contract Owner's death where the sole Beneficiary is the spouse of the Contract Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the death benefit, to be treated as the Contract Owner. The Contract Value and the Maximum Anniversary Value of the Contract will be unaffected by treating the spouse as the Contract Owner.

18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


    If the Contract is owned by a corporation or other non-individual, the Death Benefit payable upon the death of the Annuitant prior to the Annuity Commencement Date will be payable only as one sum or under the same settlement options and in the same manner as if an individual Contract Owner died on the date of the Annuitant's death.



    There may be postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission;
(b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.



GROUP UNALLOCATED CONTRACTS -- Hartford requires that detailed accounting of cumulative purchase payments, cumulative gross surrenders, and current Contract Value attached to each Plan Participant be submitted on an annual basis by the Contract Owner. Failure to submit accurate data satisfactory to Hartford will give Hartford the right to terminate this extension of benefits.



                               SURRENDER BENEFITS



FULL SURRENDERS -- At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Annuity Option 4 or the Annuity Proceeds Settlement Option), the Contract Owner has the right to terminate the Contract. In such event, the Termination Value of the Contract may be taken in the form of a lump sum cash settlement.



    Under any of the Annuity options excluding Annuity Options 4 and the Annuity Proceeds Settlement Option, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Annuity Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from the Annuity Proceeds Settlement Option at any time and contingent deferred sales charges will not be applied.



    The Termination Value of the Contract is equal to the Contract Value less any applicable Premium Taxes, the Annual Maintenance Fee if applicable and any applicable contingent deferred sales charges. The Termination Value may be more or less than the amount of the Premium Payments made to a Contract.



PARTIAL SURRENDERS -- The Contract Owner may make a partial surrender of Contract Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least equal to the minimum amount rules then in effect. Additionally, if the remaining Contract Value following a surrender is less than $500, Hartford may terminate the Contract and pay the Termination Value. For Contracts issued in Texas, there is an additional requirement that the Contract will not be terminated when the remaining Contract Value after a surrender is less than $500 unless there were no Premium Payments made during the previous two Contract Years.



    In requesting a partial withdrawal you should specify the Sub-Account(s) and/or the Fixed Account from which the partial withdrawal is to be taken. Otherwise, such withdrawal and any applicable contingent deferred sales charges will be effected on a pro rata basis according to the value in the Fixed Account and each Sub-Account under a Contract.



    Hartford may permit the Contract Owner to pre-authorize partial surrenders subject to certain limitations then in effect.



TELEPHONE SURRENDER PRIVILEGES -- Hartford permits partial surrenders by telephone subject to dollar amount limitations in effect at the time a Contract Owner requests the surrender. To request partial surrenders by telephone, a Contract Owner must have completed and returned to Hartford a Telephone Redemption Program Enrollment Form authorizing telephone surrenders. If there are joint Contract Owners, both must authorize Hartford to accept telephone instructions and agree that Hartford may accept telephone instructions for partial surrenders from either Contract Owner. Partial surrender requests will not be honored until Hartford receives all required documents in proper form.



    Telephone authorization will remain valid until (a) Hartford receives written notice of revocation by a Contract Owner, or, in the case of joint Contract Owners, written notice from either Contract Owner; (b) Hartford discontinues the privilege; or (c) Hartford has reason to believe that a Contract Owner has entered into a market timing agreement with an investment adviser and/or broker/dealer.



    Hartford may record any telephone calls to verify data concerning transactions and may adopt other procedures to confirm that telephone instructions are genuine. Hartford will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.



    In order to obtain that day's unit values on surrender, Hartford must receive telephone surrender instructions prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m.).



    Hartford may modify, suspend, or terminate telephone transaction privileges at any time.



PAYMENT OF SURRENDER BENEFITS -- Payment on any request for a full or partial surrender from the Sub-Accounts will be made as soon as possible and in any event no later than seven days after the written request is received by Hartford at its Administrative Office. Hartford may defer payment of

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
--------------------------------------------------------------------------------


any amounts from the Fixed Account for up to six months from the date of the request for surrender. If Hartford defers payment for more than 30 days, Hartford will pay interest of at least 3% per annum on the amount deferred.



    There may be postponement in the payment of Surrender Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.



    CERTAIN QUALIFIED CONTRACT SURRENDERS -- THERE ARE CERTAIN RESTRICTIONS ON
SECTION 403(b) TAX SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/ EMPLOYEE HAS
A) ATTAINED AGE 59 1/2, B) SEPARATED FROM SERVICE, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP. (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED PRIOR TO AGE 59 1/2 FOR HARDSHIPS.)



    DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.



    HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.



    ANY SUCH FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH HIS TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS," PAGE 21.)



                             SETTLEMENT PROVISIONS



    You select an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday. The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any change must be at least 30 days prior to the date on which Annuity payments are scheduled to begin. The Contract allows the Contract Owner to change the Sub-Accounts on which variable payments are based after payments have commenced once every three months. Any Fixed Annuity allocation may not be changed.



    The Contract contains the four Annuity payment options and the Annuity Proceeds Settlement Option. Annuity Options 2, 4 and the Annuity Proceeds Settlement Option are available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Hartford. With respect to Non-Qualified Contracts, if you do not elect otherwise, payments in most states will automatically begin at the Annuitant's age 90 (with the exception of states that do not allow deferral past age 85) under Annuity Option 2 with 120 monthly payments certain. For Qualified Contracts and Contracts issued in Texas, if you do not elect otherwise, payments will begin automatically at the Annuitant's age 90 under Annuity Option 1 to provide a life Annuity. After the Annuity Commencement Date, the Annuity option elected may not be changed.



    Under any of the Annuity options excluding Annuity Options 4 and the Annuity Proceeds Settlement Option, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Annuity Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from the Annuity Proceeds Settlement Option at any time and contingent deferred sales charges will not be applied.



 ANNUITY PAYMENT OPTIONS



OPTION 1 -- Life Annuity



    A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last payment due preceding the death of the Annuitant. This options offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.



    It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the date of the third Annuity payment, etc.

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20                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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OPTION 2 -- Life Annuity with 120, 180 or
          240 Monthly Payments Certain



    This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.



OPTION 3 -- Joint and Last Survivor Annuity



    An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.



    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.



OPTION 4 -- Payments for a Designated Period



    An amount payable monthly for the number of years selected which may be from five to 30 years. Under this option, you may, at any time, surrender the Contract and receive, within seven days, the Termination Value of the Contract as determined by Hartford.



    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.



    Annuity Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertakings under the Contracts thus provide no real benefit to a Contract Owner.



 ANNUITY PROCEEDS SETTLEMENT OPTION



    Proceeds from the Death Benefit may be left with Hartford for a period not to exceed five years from the date of the Contract Owner's death prior to the Annuity Commencement Date. These proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time. In the event of withdrawals, the remaining value will equal the Contract Value of the proceeds left with Hartford, minus any withdrawals.



    Hartford may offer other annuity or settlement options from time to time.



VARIABLE AND FIXED ANNUITY PAYMENTS -- When an Annuity is effected under a Contract, unless otherwise specified, Contract Values (less applicable Premium Taxes) held in the Sub-Accounts will be applied to provide a Variable Annuity based on the pro rata amount in the various Sub-Accounts. Fixed Account Contract Values will be applied to provide a Fixed Annuity. YOU SHOULD CONSIDER THE QUESTION OF ALLOCATION OF CONTRACT VALUES (LESS APPLICABLE PREMIUM TAXES) AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT OF HARTFORD TO MAKE CERTAIN THAT ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR NEEDS FOR RETIREMENT.



    The minimum monthly Annuity payment is $50.00. No election may be made which results in a first payment of less than $50.00. If at any time Annuity payments are or become less than $50.00, Hartford has the right to change the frequency of payment to intervals that will result in payments of at least $50.00. For New York Contracts, the minimum monthly Annuity payment is $20.00.



    When Annuity payments are to commence, the value of the Contract is determined as the sum of (1) the value of the Fixed Account no earlier than the close of business on the fifth Valuation Day preceding the date the first Annuity payment is due plus (2) the product of (a) the value of the Accumulation Unit of each Sub-Account on that same day and (b) the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.



    All annuity payments under any option will occur on the same day of the month as the Annuity Commencement Date, based on the payment frequency selected by the Contract Owner. Available payment frequencies include monthly, quarterly, semi-annual and annual. The payment frequency may not be changed after payout has begun.



VARIABLE ANNUITY -- The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of Annuity for each $1,000 of value of a Sub-Account under a Contract. The first monthly payment varies according to the form and type of Variable Payment Annuity selected. The Contract contains Variable Payment Annuity tables derived from the 1983(a) Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly Variable Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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first monthly payment per $1,000 of value obtained from the tables in the
Contracts.



    The amount of the first monthly Variable Annuity payment is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity payment period, and in each subsequent month the dollar amount of the Variable Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.



    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the net investment factor for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed investment rate of 5.00% per annum. The Annuity Unit value used in calculating the amount of the Variable Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the Annuity payment.



    LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.



FIXED ANNUITY -- Fixed Annuity payments are determined at annuitization by multiplying the Contract Value (less applicable Premium Taxes) by a rate to be determined by Hartford which is no less than the rate specified in the Fixed Payment Annuity tables in the Contract. The Annuity payment will remain level for the duration of the Annuity.



                               OTHER INFORMATION



ASSIGNMENT -- Ownership of a Contract described herein is generally assignable. However, if the Contracts are issued pursuant to some form of Qualified Plan, it is possible that the ownership of the Contracts may not be transferred or assigned depending on the type of tax-qualified retirement plan involved. An assignment of a Non-Qualified Contract may subject the Contract values or assignment proceeds to income taxes and certain penalty taxes.



CONTRACT MODIFICATION -- The Annuitant may not be changed; however, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by written notice to Hartford.



    Hartford reserves the right to modify the Contract, but only if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification Hartford will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.



                           FEDERAL TAX CONSIDERATIONS



    What are some of the federal tax consequences which affect these Contracts?



  A. GENERAL



    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.



    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I, commencing on page 27, is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.



  B. TAXATION OF HARTFORD AND
     THE SEPARATE ACCOUNT



    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units

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22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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(See "Accumulation Unit Values" commencing on page 7). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.



    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.



  C. TAXATION OF ANNUITIES -- GENERAL
     PROVISIONS AFFECTING PURCHASERS OTHER
     THAN QUALIFIED RETIREMENT PLANS



    Section 72 of the Code governs the taxation of annuities in general.



 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.



    Section 72 contains provisions for Contract Owners which are non-natural persons. Non-natural persons include corporations, trusts, limited liability companies and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person, unless the non-natural person holds the Contract as an agent for a natural person. There are additional exceptions from current inclusion for (i) certain annuities held by structured settlement companies, (ii) certain annuities held by an employer with respect to a terminated qualified retirement plan and (iii) certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.



    If the Contract Owner is not an individual, the primary Annuitant shall be treated as the Contract Owner for purposes of making distributions which are required to be made upon the death of the Contract Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Contract Owner.



 2. OTHER CERTIFICATE OWNERS (NATURAL PERSONS).



    A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.



    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.



   A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.



i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.



ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."



iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the Contract."



iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.



v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.



   B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.



    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").



i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
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ii.  If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.



iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).



   C. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.



    Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.



   D. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.



i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.



ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):



    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.



    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.



    3.  Distributions attributable to a recipient's becoming disabled.



    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).



    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).



   E. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.



    If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the Contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.



   F. REQUIRED DISTRIBUTIONS



i.  Death of Contract Owner or Primary Annuitant



    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:



    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;



    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

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24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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    3.  If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.



ii.  Alternative Election to Satisfy DistributionRequirements



     If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.



iii. Spouse Beneficiary



     If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above.



 3. DIVERSIFICATION REQUIREMENTS.



    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.



    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.



    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.



    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.



 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.



    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner . The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.



    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.

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  D. FEDERAL INCOME TAX WITHHOLDING


    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:



 1. NON-PERIODIC DISTRIBUTIONS.



    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.



 2.PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
   YEAR).



    The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.



  E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS



    The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I commencing on page 27 for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.



  F. ANNUITY PURCHASES BY NONRESIDENT
    ALIENS AND FOREIGN CORPORATIONS



    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.



                                 MISCELLANEOUS



                             HOW CONTRACTS ARE SOLD



    Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford Life Insurance Company. The principal business address of HSD is the same as Hartford's.



    The securities will be sold by salespersons of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives or Broker-Dealers who have entered into distribution agreements with HSD.



    HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.



    Commissions will be paid by Hartford and will not be more than 6% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation. Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.



    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.



    The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their

26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


families) of registered broker-dealers (or financial institutions affiliated therewith) that have a sales agreement with Hartford and its principal underwriter to sell the Contract.



                           LEGAL MATTERS AND EXPERTS



    There are no material legal proceedings pending to which the Separate Account is a party.



    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel, and Corporate Secretary, Hartford Life and Annuity Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.



    The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory-basis financial statements of Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company) which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.



                             ADDITIONAL INFORMATION



    Inquiries will be answered by calling your representative or by writing:



Hartford Life and Annuity Insurance Company
Attn.: Individual Annuity Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone:  (800) 862-6668 (Contract Owner)
           (800) 862-7155 (Investment Representatives)

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
--------------------------------------------------------------------------------


                                   APPENDIX I
                   INFORMATION REGARDING TAX-QUALIFIED PLANS



    The tax rules applicable to tax-qualified contract owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of applicable limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions which do not conform to applicable commencement and minimum distribution rules, and certain other transactions with respect to tax-qualified plans. Therefore, this summary does not attempt to provide more than general information about the tax rules associated with use of a Contract by a tax-qualified retirement plan. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract, but that Hartford is not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless Hartford specifically consents to be bound. Additionally, some tax-qualified retirement plans are subject to distribution and other requirements which are not incorporated into Hartford's administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



  A. TAX-QUALIFIED PENSION OR
     PROFIT-SHARING PLANS



    Provisions of the Code permit eligible employers to establish tax-qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use these contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.



  B. TAX SHELTERED ANNUITIES UNDER
     SECTION 403(b)



    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations, as specified in Section 501(c)(3) of the Code, to purchase annuity contracts, and, subject to certain limitations, to exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of an employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.



    Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:



(1) after the participating employee attains age 59 1/2;



(2) upon separation from service;



(3) upon death or disability; or



(4) in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



    Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a Section 403(b) contract as of December 31, 1988.



  C. DEFERRED COMPENSATION PLANS UNDER
     SECTION 457



    Employees and independent contractors performing services for eligible employers may have contributions made to an Eligible Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Eligible Deferred Compensation Plans maintained by a State or other tax-exempt organization. For these purposes, the term "State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or, for 1998, $8,000 (indexed), whichever is less. Such a plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.



    An employee electing to participate in an Eligible Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as

28                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


owner of the contract(s), retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an Eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity contracts or custodial accounts) for the exclusive benefit of participants and their beneficiaries. Special transition rules apply to such Eligible governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement of a trust does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) organization, and such amounts will be subject to the claims of such tax-exempt employer's general creditors.



    In general, distributions from an Eligible Deferred Compensation Plan are prohibited under Section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.



  D. INDIVIDUAL RETIREMENT ANNUITIES
     UNDER SECTION 408



    Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.



    The Contracts may be offered as SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a regular IRA only after two years have expired since the participant first commenced participation in your employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a regular IRA. Hartford is a non-designated financial institution.



    Beginning in 1998, the Contracts may be offered as ROTH IRAs under Section 408A of the Code. Contributions to a ROTH IRA are not deductible. Subject to special limitations, a regular IRA may be converted into a ROTH IRA or a distribution from a regular IRA may be rolled over to a ROTH IRA. However, a conversion or a rollover from a regular IRA to a ROTH IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a ROTH IRA are tax-free.



  E. FEDERAL TAX PENALTIES AND WITHHOLDING



    Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.



 1. PREMATURE DISTRIBUTION



    Distributions from a tax-qualified plan before the Participant attains age 59 1/2 are generally subject to an additional penalty tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes, a life annuity means a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).



    In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by Section 72(t)(7) of the Code, or which are qualified first-time homebuyer distributions meeting the requirements of Section 72(t)(8) of the Code.



    If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax discussed above is increased to 25% with respect to non-exempt premature distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.



 2. MINIMUM DISTRIBUTION TAX



    If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.



    An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
--------------------------------------------------------------------------------


attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age
70 1/2. The entire interest of the Participant must be distributed beginning no later than the required beginning date over a period which may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.



    If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.



    If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



 3. WITHHOLDING



    In general, distributions from IRAs and plans described in Section 457 of the Code are subject to regular wage withholding rules. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.



    Other distributions from such other tax-qualified retirement plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:



a)  the non-taxable portion of the distribution;



b)  required minimum distributions; or



c)  direct transfer distributions.



    Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code Section 401(a)(31).

30                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION



 SECTION
 ------------------------------------------------------------------------
 DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY..............
 SAFEKEEPING OF ASSETS...................................................
 INDEPENDENT PUBLIC ACCOUNTANTS..........................................
 DISTRIBUTION OF CONTRACTS...............................................
 CALCULATION OF YIELD AND RETURN.........................................
 PERFORMANCE COMPARISONS.................................................
 FINANCIAL STATEMENTS....................................................

This form must be completed for all tax sheltered annuities.



                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM



    The Hartford Variable Annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:



    a.  attained age 59 1/2,



    b.  separated from service,



    c.  died, or



    d.  become disabled.



Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.



Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.



Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Hartford Variable Annuity. Please refer to your Plan.



    Please complete the following and return to:



    Hartford Life and Annuity Insurance Company
    Individual Annuity Services
    P.O. Box 5085
    Hartford, CT 06102-5085



Name of Contract Owner/Participant

-------------------------------------------------------------------------


Address

--------------------------------------------------------------------------------


City or Plan/School District

--------------------------------------------------------------------------------


Date:

--------------------------------------------------------------------------------


Contract No:

--------------------------------------------------------------------------------


Signature:

--------------------------------------------------------------------------------

    To obtain a Statement of Additional Information, please complete the form below and mail to:



    Hartford Life and Annuity Insurance Company
    Attn: Individual Annuity Services
    P.O. Box 5085
    Hartford, CT 06102-5085



    Please send a Statement of Additional Information for The Director SELECT to me at the following address:



----------------------------------------------------
                            Name

------------------------------------------------------------
                          Address

------------------------------------------------------------
    City/State                        Zip Code

                                     PART B


                              HLA DIRECTOR SELECT

                       STATEMENT OF ADDITIONAL INFORMATION

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                             SEPARATE ACCOUNT ONE


                       THE DIRECTOR SELECT VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus.


To obtain a Prospectus, send a written request to  Hartford Life and Annuity
Insurance Company Attn:   Individual Annuity  Services, P.O. Box 5085,
Hartford, CT  06102-5085.






Date of Prospectus:   June 1, 1998



Date of Statement of Additional Information: June 1, 1998



33-73568

                                  TABLE OF CONTENTS


SECTION                                                                   PAGE

DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE
      COMPANY                                                               4

SAFEKEEPING OF ASSETS                                                       4

INDEPENDENT PUBLIC ACCOUNTANTS                                              4

DISTRIBUTION OF CONTRACTS                                                   5

CALCULATION OF YIELD AND RETURN                                             5

PERFORMANCE COMPARISONS                                                    10

FINANCIAL STATEMENTS                                                       14

        DESCRIPTION OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY


Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Effective on January 1, 1998, Hartford*s name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.



                                  HARTFORD RATINGS


        RATING AGENCY         EFFECTIVE    RATING         BASIS OF RATING
 A.M. Best and Company,         9/9/97       A+     Financial soundness and
  Inc.                                               operating performance

 Standard & Poor's             1/23/98       AA     Insurer financial strength

 Duff & Phelps                 1/23/98       AA+    Claims paying ability



                               SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                           INDEPENDENT PUBLIC ACCOUNTANTS


The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory-basis financial statements of Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company) which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut

Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                              DISTRIBUTION OF CONTRACTS


Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account and will offer the Contracts on a continous basis.


HSD is a wholly-owned subsidiary of Hartford. The principal business address of HSD is the same as Hartford.


The securities will be sold by salespersons of HSD, who represent Hartford as insurance and Variable Annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.


HSD is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

                           CALCULATION OF YIELD AND RETURN


YIELD OF THE MONEY MARKET FUND SUB-ACCOUNT. As summarized in the Prospectus under the heading "Performance Related Information," the yield of the Money Market Fund Sub-Account for a seven day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.



The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:



     Effective Yield = [(Base Period Return + 1) 365/7] - 1

THE MONEY MARKET FUND SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.



The yield and effective yield for the seven day period ending March 31, 1998 for the Money Market Fund Sub-Account was as follows ($30 Annual Maintenance
Fee):



  SUB-ACCOUNT                        YIELD               EFFECTIVE YIELD
 Money Market Fund*                  3.96%                    4.04%



* Yield and effective yield for the seven day period ending March 31, 1998.



YIELDS OF BOND FUND AND MORTGAGE SECURITIES FUND SUB-ACCOUNTS. As summarized in the Prospectus under the heading "Performance Related Information," yields of the above Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time to time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.



THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.



Yield calculations of the Sub- Accounts used for illustration purposes reflect the interest earned by the Sub- Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30 day period were computed by dividing the dividends and interests earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:


Example:


Current Yield Formula for the Sub-Account  2[((A- B)/(CD) + 1)6 - 1]


Where  A = Dividends and interest earned during the period.
       B = Expenses accrued for the period (net of reimbursements).

     C = The average daily number of units outstanding during the period that were entitled to receive dividends.

     D = The maximum offering price per unit on the last day of the period.




At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

The method of calculating yields described above for these Sub-Accounts differs from the method used by the Sub-Accounts prior to May 1, 1988. The denominator of the fraction used to calculate yield was previously the average unit value for the period calculated. That denominator will hereafter be the unit value of the Sub-Accounts on the last trading day of the period calculated.


 SUB-ACCOUNTS                                          YIELD
 Bond Fund**                                           4.54%
 Mortgage Securities Fund**                            4.76%



**  Yield quotation based on a 30 day period ended March 31, 1998.



CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in a Sub-Account over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.


The following are the standardized average annual total return quotations for the Sub-Accounts for the first quarter of the fiscal year ended March 31, 1998. No information is included for the Growth and Income Fund Sub-Account because as of March 31, 1998, the Sub-Account had not commenced operations.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR THE QUARTER ENDED MARCH 31, 1998


                                                                                                               10 YEAR OR SINCE
 SUB-ACCOUNTS                   INCEPTION DATE                1 YEAR                    5 YEAR                    INCEPTION*

 Mentor Perpetual
 International                       3/2/98                     na                        na                       -8.22%

 Mentor Capital Growth               3/2/98                     na                        na                       -9.10%

 Mentor Growth                       3/2/98                     na                        na                       -9.10%

 Advisers Fund                      3/31/83                   24.42%                    12.09%                     10.79%

 Bond Fund                          8/31/77                    3.13%                     2.15%                      4.74%

 Capital Appreciation
 Fund                                4/2/84                   32.74%                    16.16%                     15.71%

 Dividend & Growth
 Fund                                3/8/94                   32.57%                      na                       20.38%

 Index Fund                          5/1/87                   36.48%                    17.05%                     14.57%

 International Advisers              3/1/95                    4.85%                      na                        7.66%
 Fund

 International
 Opportunities Fund                  7/2/90                    3.67%                     8.22%                      3.68%

 MidCap Fund                        7/30/97                     na                        na                       14.75%


 Mortgage Securities                 1/1/85                     .27%                     1.67%                      4.38%
 Fund

 Small Company Fund                  8/9/96                   31.83%                      na                       15.53%

 Stock Fund                         8/31/77                   35.67%                    17.72%                     14.17%


 Money Market Fund                  6/30/80                   -4.93%                     -.32%                      1.67%



* Figures represent performance since inception for Sub-Accounts in existence for less than 10 years, or performance for 10 years for Sub-Accounts in existence for more than 10 years.




In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

The following are the non-standardized annualized total return quotations for the Sub-Accounts for the first quarter of the fiscal year ended March 31, 1998. No information is included for the Growth and Income Fund Sub-Account because as of March 31, 1998, the Sub-Account had not commenced operations.


  NON-STANDARDIZED ANNUALIZED TOTAL RETURN FOR THE QUARTER ENDED MARCH 31, 1998


                                                                                                               10 YEAR OR SINCE
 SUB-ACCOUNTS                   INCEPTION DATE                1 YEAR                    5 YEAR                    INCEPTION*
 Mentor Perpetual
 Portfolio                           3/2/98                     na                        na                         .78%

 Mentor Capital Growth               3/2/98                     na                        na                        -.10%

 Mentor Growth                       3/2/98                     na                        na                        -.10%

 Advisers Fund                      3/31/83                   33.42%                    15.31%                     12.99%

 Bond Fund                          8/31/77                   12.13%                     5.85%                      7.23%

 Capital Appreciation
 Fund                                4/2/84                   41.74%                    19.10%                     17.61%

 Dividend & Growth
 Fund                                3/8/94                   41.57%                      na                       23.84%

 Index Fund                          5/1/87                   45.48%                    20.15%                     16.58%

 International Advisers              3/1/95                   13.85%                      na                       12.49%
 Fund

 International
 Opportunities Fund                  7/2/90                   12.67%                    11.31%                      6.73%

 MidCap Fund                        7/30/97                     na                        na                       23.75%


 Mortgage Securities                 1/1/85                    9.27%                     5.37%                      6.85%
 Fund

 Small Company Fund                  8/9/96                   40.83%                      na                       22.18%

 Stock Fund                         8/31/77                   44.67%                    20.74%                     16.25%


 Money Market Fund                  6/30/80                    4.07%                     3.44%                      4.38%


*Figures represent performance since inception for Sub-Accounts in existence for less than 10 years, or performance for 10 years for Sub-Accounts in existence for more than 10 years.

                           PERFORMANCE COMPARISONS


YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time to time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.



The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.


The NASDAQ-OTC Composite Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of
100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.


The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Shearson Lehman Government/Corporate Bond Index (the "SL
Government/Corporate

Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).


SEPARATE ACCOUNT ONE                                                                                                    MORTGAGE
HARTFORD LIFE & ANNUITY INSURANCE COMPANY                                  MONEY                         CAPITAL       SECURITIES
STATEMENT OF ASSETS & LIABILITIES        BOND FUND        STOCK FUND    MARKET FUND   ADVISERS FUND  APPRECIATION FUND    FUND
MARCH 31, 1998 (UNAUDITED)              SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                        ------------     -----------    ------------    -----------     -----------    -----------
ASSETS
Investments:
Hartford Bond Fund, Inc.
Shares       247,350,101
Cost      $  253,373,535
Market Value:.......................... $263,612,875               --             --               --              --          --
Hartford Stock Fund, Inc.
Shares       435,850,809
Cost      $1,704,590,836
Market Value:..........................          --     $2,482,893,430            --               --              --          --
HVA Money Market Fund, Inc.
Shares       192,481,551
Cost      $  192,481,551
Market Value:..........................          --                --    $192,481,550              --              --          --
Hartford Advisers Fund, Inc.
Shares     1,553,222,387
Cost      $3,137,303,872
Market Value:..........................          --                --             --    $4,190,570,703             --          --
Hartford Capital Appreciation
  Fund, Inc.
Shares       564,590,017
Cost      $2,042,038,078
Market Value:..........................          --                --             --               --   $2,637,134,476         --
Hartford Mortgage Securities
  Fund, Inc.
Shares        79,193,300
Cost      $   85,255,309
Market Value:..........................          --                --             --               --              --  $86,550,199
Hartford Index Fund, Inc.
Shares       171,315,319
Cost      $  397,484,314
Market Value:..........................          --                --             --               --              --          --
Hartford International Opportunities
  Fund, Inc.
Shares       475,491,690
Cost      $  603,169,193
Market Value:..........................          --                --             --               --              --          --
Hartford Dividend and Growth
  Fund, Inc.
Shares       690,852,119
Cost      $1,100,339,704
Market Value:..........................          --                --             --               --              --          --
Hartford International Advisers
  Fund, Inc.
Shares       148,814,206
Cost      $  170,734,454
Market Value:..........................          --               --              --             --             --             --
Hartford Small Company
Shares       128,447,598
Cost      $  152,482,456
Market Value:..........................          --               --              --             --             --             --
Hartford MidCap Fund
Shares        24,343,613
Cost      $   27,509,948
Market Value:..........................          --               --              --             --             --             --

Due from Hartford Life and
  Annuity Insurance Company............     818,899        1,628,067              --      1,815,450        915,588         70,925
Receivable from fund shares sold.......          --               --         527,850             --             --             --

                                        -----------    -------------     -----------  -------------  -------------     ----------
TOTAL ASSETS........................... 264,431,774    2,484,521,497     193,009,400  4,192,386,153  2,638,050,064     86,621,124
                                        -----------    -------------     -----------  -------------  -------------     ----------

LIABILITIES

Due to Hartford Life and Annuity
  Insurance Company....................          --               --         529,724             --             --             --
Payable for fund shares purchased......     818,837        1,631,228              --      1,817,053        753,953         71,634
                                        -----------    -------------     -----------  -------------  -------------     ----------

TOTAL LIABILITIES......................     818,837        1,631,228         529,724      1,817,053        753,953         71,634
                                        -----------    -------------     -----------  -------------  -------------     ----------

NET ASSETS (VARIABLE ANNUITY
CONTRACT LIABILITIES).................. 263,612,937    2,482,890,269     192,479,676  4,190,569,100  2,637,296,111     86,549,490
                                        -----------    -------------     -----------  -------------  -------------     ----------
                                        -----------    -------------     -----------  -------------  -------------     ----------


SEPARATE ACCOUNT ONE                                  INTERNATIONAL       DIVIDEND    INTERNATIONAL      SMALL
HARTFORD LIFE & ANNUITY INSURANCE COMPANY             OPPORTUNITIES     AND GROWTH      ADVISERS        COMPANY         MIDCAP
STATEMENT OF ASSETS & LIABILITIES       INDEX FUND        FUND             FUND           FUND            FUND           FUND
MARCH 31, 1998 (UNAUDITED)              SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                        -----------    ------------     -----------    -------------   -----------    -----------
ASSETS
Investments:
Hartford Bond Fund, Inc.
Shares       247,350,101
Cost      $  253,373,535
Market Value:..........................          --             --              --               --            --             --
Hartford Stock Fund, Inc.
Shares       435,850,809
Cost      $1,704,590,836
Market Value:..........................          --             --              --               --            --             --
HVA Money Market Fund, Inc.
Shares       192,481,551
Cost      $  192,481,551
Market Value:..........................          --             --              --               --            --             --
Hartford Advisers Fund, Inc.
Shares     1,553,222,387
Cost      $3,137,303,872
Market Value:..........................          --             --              --               --            --             --
Hartford Capital Appreciation
  Fund, Inc.
Shares       564,590,017
Cost      $2,042,038,078
Market Value:..........................          --             --              --               --            --             --
Hartford Mortgage Securities
  Fund, Inc.
Shares        79,193,300
Cost      $   85,255,309
Market Value:..........................          --             --              --               --            --             --
Hartford Index Fund, Inc.
Shares       171,315,319
Cost      $  397,484,314
Market Value:.......................... $547,801,632            --              --               --            --             --
Hartford International Opportunities
  Fund, Inc.
Shares       475,491,690
Cost      $  603,169,193
Market Value:..........................          --    $652,319,917             --               --            --             --
Hartford Dividend and Growth
  Fund, Inc.
Shares       690,852,119
Cost      $1,100,339,704
Market Value:..........................          --             --   $1,453,467,193              --            --             --
Hartford International Advisers
  Fund, Inc.
Shares       148,814,206
Cost      $  170,734,454
Market Value:..........................          --             --             --        $165,724,708           --            --
Hartford Small Company
Shares       128,447,598
Cost      $  152,482,456
Market Value:..........................          --             --             --                --    $170,817,707           --
Hartford MidCap Fund
Shares        24,343,613
Cost      $   27,509,948
Market Value:..........................          --             --             --               --              --    $31,328,332

Due from Hartford Life and Annuity
  Insurance Company....................     347,459            --       1,191,987          106,332         261,488        236,808
Receivable from fund shares sold.......          --       132,866              --               --              --             --

                                        -----------   -----------   -------------      -----------      -----------    ----------
TOTAL ASSETS........................... 548,149,091   652,452,783   1,454,659,180      165,831,040      171,079,195    31,565,140
                                        -----------   -----------   -------------      -----------      -----------    ----------

LIABILITIES

Due to Hartford Life and Annuity
  Insurance Company....................          --       133,178               --             --              --              --
Payable for fund shares purchased......     343,351            --        1,192,175        106,238         262,352         236,640

                                        -----------   -----------   -------------      -----------      -----------    ----------
TOTAL LIABILITIES......................     343,351       133,178        1,192,175        106,238         262,352         236,640
                                        -----------   -----------   -------------      -----------      -----------    ----------

NET ASSETS (VARIABLE ANNUITY
CONTRACT LIABILITIES).................. 547,805,740   652,319,605    1,453,467,005   165,724,802     170,816,843      31,328,500
                                        -----------   -----------   -------------      -----------      -----------    ----------
                                        -----------   -----------   -------------      -----------      -----------    ----------


SEPARATE ACCOUNT ONE                                                                                CAPITAL        MORTGAGE
HARTFORD LIFE & ANNUITY INSURANCE COMPANY                                MONEY                     APPRECIATION   SECURITIES
STATEMENT OF OPERATIONS                  BOND FUND     STOCK FUND     MARKET FUND  ADVISERS FUND      FUND           FUND
MARCH 31, 1998 (UNAUDITED)              SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                        -----------    -----------    -----------    -----------    ------------   -----------
Investment Income:
Dividends  .........................      $634,440       $700,625      $2,528,855     $2,107,645        $471,665       $566,344

Capital gains income ...............            --     76,061,613           1,315    130,454,479     150,932,848             --

Net realized and unrealized
  gain (loss) on investments:
Net realized gain(loss) on security
  transactions  ....................        (9,901)            --              --            --           (66,911)          373
Net unrealized appreciation
  (depreciation) of investments
  during the period ................      3,555,355    240,129,082             --    255,679,648      142,580,339       677,509
                                        -----------   ------------     ----------    -----------     ------------    ----------
Net gain (losses) on investments ....     3,545,454    240,129,082             --    255,679,648      142,513,428       677,882
                                        -----------   ------------     ----------    -----------     ------------    ----------

Expenses:
Mortality and expense undertakings ..      (767,157)   (6,806,761)       (601,425)   (11,822,649)      (7,344,823)      (257,974)
                                        -----------   ------------     ----------    -----------     ------------    ----------
Net increase (decrease) in net
  assets resulting from operations...     $3,412,737  $310,084,559     $1,928,745   $376,419,123     $286,573,118      $986,252
                                        -----------   ------------     ----------    -----------     ------------    ----------
                                        -----------   ------------     ----------    -----------     ------------    ----------



SEPARATE ACCOUNT ONE                                   INTERNATIONAL   DIVIDEND     INTERNATIONAL      SMALL
HARTFORD LIFE & ANNUITY INSURANCE COMPANY              OPPORTUNITES   AND GROWTH       ADVISERS       COMPANY        MIDCAP
STATEMENT OF OPERATIONS                 INDEX FUND        FUND           FUND            FUND          FUND           FUND
MARCH 31, 1998 (UNAUDITED)              SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                        -----------    ------------   -----------    ------------   -----------    -----------
Investment Income:
Dividends ..........................       $390,766      $351,493      $2,397,037    $16,822,117            --            $ 574

Capital gains income ...............     11,566,682    39,050,857      44,842,140      4,004,303      2,433,792              --

Net Realized and unrealized
  gain (loss) on investments:
Net realized gain(loss) on security
  transactions ......................            --      (291,162)             --        (13,744)         (1,383)            --
Net unrealized appreciation
  (depreciation) of investments
  during the period ................      52,138,833   36,219,751       99,816,055    (7,085,127)     15,708,013       3,178,699
                                       -------------  -----------     ------------   -----------    ------------    ------------
Net gain(losses) on investments ....      52,138,833   35,928,589       99,816,055    (7,098,871)     15,708,013       3,178,699
                                       -------------  -----------     ------------   -----------    ------------    ------------

Expenses:
Mortality and expense undertakings..     (1,487,367)   (1,860,686)      (3,957,142)     (471,821)       (455,207)       (68,030)
                                       -------------  -----------     ------------   -----------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations..      62,608,914   73,470,253      143,098,090    13,255,728      17,686,598       3,111,243
                                       -------------  -----------     ------------   -----------    ------------    ------------
                                       -------------  -----------     ------------   -----------    ------------    ------------

SEPARATE ACCOUNT ONE
HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
MARCH 31, 1998 (UNAUDITED)


                                                                                                          CAPITAL      MORTGAGE
                                                                              MONEY                    APPRECIATION   SECURITIES
                                                 BOND FUND     STOCK FUND   MARKET FUND  ADVISERS FUND      FUND         FUND
                                                SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                -----------   -----------   -----------   -----------   -----------   -----------
Operations:
Net investment income (loss).................    $(132,717)  $(6,106,136)   $1,927,430   $(9,715,004)  $(6,873,158)     $308,370
Capital gains income.........................           --    76,061,613         1,315   130,454,479   150,932,848            --
Net realized gain (loss) on security
  transactions...............................       (9,901)           --            --            --       (66,911)          373
Net unrealized appreciation (depreciation)
  of investments during the period...........    3,555,355   240,129,082            --   255,679,648   142,580,339       677,509
                                                -----------  -----------   -----------  ------------   -----------     -----------
Net increase (decrease) in net assets
  resulting from operations..................    3,412,737   310,084,559     1,928,745   376,419,123   286,573,118       986,252
                                                -----------  -----------   -----------  ------------   -----------     -----------

Unit transactions:
Purchases...................................    16,234,758   101,617,879    16,604,340   165,939,991    96,772,283     2,921,209
Net transfers...............................    19,218,154    60,883,627   (16,019,196)  118,764,106    40,625,177     3,670,866
Surrenders..................................    (3,753,112)  (19,681,443)   (9,995,195)  (46,695,374)  (24,650,084)   (1,557,445)
Net annuity transactions....................       125,078       398,122       127,408       414,712        51,834       193,689
                                                -----------  -----------   -----------  ------------   -----------     -----------
Total increase (decrease) in net assets
  resulting from unit.......................    31,824,878   143,218,185    (9,282,643)  238,423,435   112,799,210     5,228,319
                                                -----------  -----------   -----------  ------------   -----------     -----------
Total increase (decrease) in net assets.....    35,237,615   453,302,744    (7,353,898)  614,842,558   399,372,328     6,214,571

Net Assets:
  Beginning of period.......................    28,375,322  2,029,587,525   199,833,574 3,575,726,542  2,237,923,783     80,334,919
                                                -----------  -----------   -----------  ------------   -----------     -----------
  End of Period.............................  $263,612,937  $2,482,890,269 $192,479,676 $4,190,569,100 $2,637,296,111   $86,549,490
                                                -----------  -----------   -----------  ------------   -----------     -----------
                                                -----------  -----------   -----------  ------------   -----------     -----------

SEPARATE ACCOUNT ONE
HARTFORD LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
MARCH 31, 1998 (UNAUDITED)

                                                             INTERNATIONAL    DIVIDEND   INTERNATIONAL   SMALL
                                                             OPPORTUNITIES   AND GROWTH    ADVISERS     COMPANY        MIDCAP
                                                 INDEX FUND       FUND          FUND         FUND         FUND          FUND
                                                SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                -----------   -----------    -----------  -----------   -----------   -----------
Operations:
Net investment income (loss)................   $(1,096,601)  $(1,509,193)   $(1,560,105) $16,350,296     $(455,207)     $(67,456)
Capital gains income........................    11,566,682    39,050,857     44,842,140    4,004,303     2,433,792            --
Net realized gain (loss) on security
  transactions..............................            --      (291,162)            --      (13,744)       (1,383)           --
Net unrealized appreciation (depreciation)
  of investments during the period..........    52,138,833    36,219,751     99,816,055   (7,085,127)   15,708,013     3,178,699
                                               -----------    ----------    -----------   -----------   ----------    -----------
Net increase (decrease) in net assets
  resulting from operations.................    62,608,914    73,470,253    143,098,090   13,255,728    17,685,215     3,111,243
                                               -----------    ----------    -----------   -----------   ----------    -----------
Unit transactions:
Purchases...................................    28,581,914    11,146,165     86,742,227    6,116,124    11,927,222     6,790,376
Net transfers...............................    23,042,986    (8,904,454)    71,546,262    2,983,351     7,282,577     6,796,880
Surrenders..................................    (4,141,587)   (6,224,852)   (12,130,500)  (1,418,728)     (899,202)     (108,307)
Net annuity transactions....................       196,498       164,443        755,656        1,922       38,849             --
                                               -----------    ----------    -----------   -----------   ----------    -----------
Total increase (decrease) in net assets
  resulting from unit.......................    47,679,811    (3,818,698)   146,913,645    7,682,669   18,349,446     13,478,949
                                               -----------    ----------    -----------   -----------   ----------    -----------
Total increase (decrease) in net assets.....   110,288,725    69,651,555    290,011,735   20,938,397    36,034,661    16,590,192

Net Assets:
Beginning of period.........................   437,517,015   582,668,050  1,163,455,270  144,786,405   134,782,182    14,738,308
                                               -----------    ----------    -----------   -----------   ----------    -----------
End of Period...............................  $547,805,740  $652,319,605 $1,453,467,005 $165,724,802  $170,816,843   $31,328,500
                                               -----------    ----------    -----------   -----------   ----------    -----------
                                               -----------    ----------    -----------   -----------   ----------    -----------

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT Hartford Life and Annuity Insurance Company
Separate Account One and to the
Owners of Units of Interest Therein:

We have audited the accompanying statement of assets and liabilities of ITT Hartford Life and Annuity Insurance Company Separate Account One (the Account) as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ITT Hartford Life and Annuity Insurance Company Separate Account One as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 16, 1998

                      This page intentionally left blank.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1997

                                                                                MONEY
                                                BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                               ------------  --------------  ------------  --------------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                        217,551,092
    Cost                        $ 221,691,144
    Market Value.............................  $228,375,129        --             --             --
  Hartford Stock Fund, Inc.
    Shares                        396,147,047
    Cost                       $1,491,417,347
    Market Value.............................       --       $2,029,590,860       --             --
  HVA Money Market Fund, Inc.
    Shares                        199,835,317
    Cost                        $ 199,835,317
    Market Value.............................       --             --        $199,835,317        --
  Hartford Advisers Fund, Inc.
    Shares                      1,415,150,900
    Cost                       $2,778,139,694
    Market Value.............................       --             --             --       $3,575,726,877
  Hartford Capital Appreciation Fund, Inc.
    Shares                        507,465,622
    Cost                       $1,785,263,721
    Market Value.............................       --             --             --             --
  Hartford Mortgage Securities Fund, Inc.
    Shares                         74,125,274
    Cost                        $  79,718,184
    Market Value.............................       --             --             --             --
  Hartford Index Fund, Inc.
    Shares                        152,035,329
    Cost                        $ 339,334,949
    Market Value.............................       --             --             --             --
  Hartford International Opportunities Fund,
   Inc.
    Shares                        450,125,879
    Cost                        $ 569,737,621
    Market Value.............................       --             --             --             --
  Hartford Dividend and Growth Fund, Inc.
    Shares                        595,932,484
    Cost                        $ 910,144,241
    Market Value.............................       --             --             --             --
  Hartford International Advisers Fund, Inc.
    Shares                        123,244,687
    Cost                        $ 142,711,367
    Market Value.............................       --             --             --             --
  Hartford Small Company
    Shares                        112,112,739
    Cost                        $ 132,155,930
    Market Value.............................       --             --             --             --
  Hartford MidCap Fund
    Shares                         12,961,072
    Cost                        $  14,098,467
    Market Value.............................       --             --             --             --
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................       636,020       1,508,268       --            2,506,884
  Receivable from fund shares sold...........       --             --             152,504        --
                                               ------------  --------------  ------------  --------------
  Total Assets...............................   229,011,149   2,031,099,128   199,987,821   3,578,233,761
                                               ------------  --------------  ------------  --------------
LIABILITIES:
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................       --             --             154,247        --
  Payable for fund shares purchased..........       635,827       1,511,603       --            2,507,219
                                               ------------  --------------  ------------  --------------
  Total Liabilities..........................       635,827       1,511,603       154,247       2,507,219
                                               ------------  --------------  ------------  --------------
  Net Assets (variable annuity contract
   liabilities)..............................  $228,375,322  $2,029,587,525  $199,833,574  $3,575,726,542
                                               ------------  --------------  ------------  --------------
                                               ------------  --------------  ------------  --------------
DEFERRED ANNUITY CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................   107,758,556     440,556,573   120,947,391     999,829,112
  Unit Price.................................  $   2.113753  $     4.601624  $   1.650311  $     3.572368
ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................       284,022         502,394       141,042       1,111,033
  Unit Price.................................  $   2.113753  $     4.601624  $   1.650311  $     3.572368

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                    CAPITAL           MORTGAGE                       INTERNATIONAL
                                               APPRECIATION FUND   SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                               -----------------   ---------------   ------------  ------------------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                        217,551,092
    Cost                        $ 221,691,144
    Market Value.............................        --                 --                --             --
  Hartford Stock Fund, Inc.
    Shares                        396,147,047
    Cost                       $1,491,417,347
    Market Value.............................        --                 --                --             --
  HVA Money Market Fund, Inc.
    Shares                        199,835,317
    Cost                        $ 199,835,317
    Market Value.............................        --                 --                --             --
  Hartford Advisers Fund, Inc.
    Shares                      1,415,150,900
    Cost                       $2,778,139,694
    Market Value.............................        --                 --                --             --
  Hartford Capital Appreciation Fund, Inc.
    Shares                        507,465,622
    Cost                       $1,785,263,721
    Market Value.............................   $2,237,779,780          --                --             --
  Hartford Mortgage Securities Fund, Inc.
    Shares                         74,125,274
    Cost                        $  79,718,184
    Market Value.............................        --              $80,335,564          --             --
  Hartford Index Fund, Inc.
    Shares                        152,035,329
    Cost                        $ 339,334,949
    Market Value.............................        --                 --           $437,513,434        --
  Hartford International Opportunities Fund,
   Inc.
    Shares                        450,125,879
    Cost                        $ 569,737,621
    Market Value.............................        --                 --                --          $582,668,595
  Hartford Dividend and Growth Fund, Inc.
    Shares                        595,932,484
    Cost                        $ 910,144,241
    Market Value.............................        --                 --                --             --
  Hartford International Advisers Fund, Inc.
    Shares                        123,244,687
    Cost                        $ 142,711,367
    Market Value.............................        --                 --                --             --
  Hartford Small Company
    Shares                        112,112,739
    Cost                        $ 132,155,930
    Market Value.............................        --                 --                --             --
  Hartford MidCap Fund
    Shares                         12,961,072
    Cost                        $  14,098,467
    Market Value.............................        --                 --                --             --
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................        --                  101,883          392,373        --
  Receivable from fund shares sold...........          292,471          --                --                 8,115
                                               -----------------   ---------------   ------------  ------------------
  Total Assets...............................    2,238,072,251        80,437,447      437,905,807      582,676,710
                                               -----------------   ---------------   ------------  ------------------
LIABILITIES:
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................          148,468          --                --                 8,660
  Payable for fund shares purchased..........        --                  102,528          388,792        --
                                               -----------------   ---------------   ------------  ------------------
  Total Liabilities..........................          148,468           102,528          388,792            8,660
                                               -----------------   ---------------   ------------  ------------------
  Net Assets (variable annuity contract
   liabilities)..............................   $2,237,923,783       $80,334,919     $437,517,015     $582,668,050
                                               -----------------   ---------------   ------------  ------------------
                                               -----------------   ---------------   ------------  ------------------
DEFERRED ANNUITY CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................      461,577,845        38,291,725      117,372,132      396,429,681
  Unit Price.................................   $     4.845288       $  2.097829     $   3.726058     $   1.468965
ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................          298,474             2,588           48,749          222,417
  Unit Price.................................   $     4.845288       $  2.097829     $   3.726058     $   1.468965

                                                DIVIDEND AND   INTERNATIONAL       SMALL         MIDCAP
                                                GROWTH FUND    ADVISERS FUND   COMPANY FUND       FUND
                                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                               --------------  -------------   -------------   -----------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                        217,551,092
    Cost                        $ 221,691,144
    Market Value.............................        --             --              --             --
  Hartford Stock Fund, Inc.
    Shares                        396,147,047
    Cost                       $1,491,417,347
    Market Value.............................        --             --              --             --
  HVA Money Market Fund, Inc.
    Shares                        199,835,317
    Cost                        $ 199,835,317
    Market Value.............................        --             --              --             --
  Hartford Advisers Fund, Inc.
    Shares                      1,415,150,900
    Cost                       $2,778,139,694
    Market Value.............................        --             --              --             --
  Hartford Capital Appreciation Fund, Inc.
    Shares                        507,465,622
    Cost                       $1,785,263,721
    Market Value.............................        --             --              --             --
  Hartford Mortgage Securities Fund, Inc.
    Shares                         74,125,274
    Cost                        $  79,718,184
    Market Value.............................        --             --              --             --
  Hartford Index Fund, Inc.
    Shares                        152,035,329
    Cost                        $ 339,334,949
    Market Value.............................        --             --              --             --
  Hartford International Opportunities Fund,
   Inc.
    Shares                        450,125,879
    Cost                        $ 569,737,621
    Market Value.............................        --             --              --             --
  Hartford Dividend and Growth Fund, Inc.
    Shares                        595,932,484
    Cost                        $ 910,144,241
    Market Value.............................  $1,163,455,674       --              --             --
  Hartford International Advisers Fund, Inc.
    Shares                        123,244,687
    Cost                        $ 142,711,367
    Market Value.............................        --        $144,786,749         --             --
  Hartford Small Company
    Shares                        112,112,739
    Cost                        $ 132,155,930
    Market Value.............................        --             --         $134,783,169        --
  Hartford MidCap Fund
    Shares                         12,961,072
    Cost                        $  14,098,467
    Market Value.............................        --             --              --         $14,738,151
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................       2,905,020       --              204,951        95,103
  Receivable from fund shares sold...........        --              25,098         --             --
                                               --------------  -------------   -------------   -----------
  Total Assets...............................   1,166,360,694   144,811,847     134,988,120    14,833,254
                                               --------------  -------------   -------------   -----------
LIABILITIES:
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................        --              25,441         --             --
  Payable for fund shares purchased..........       2,905,424       --              205,938        94,946
                                               --------------  -------------   -------------   -----------
  Total Liabilities..........................       2,905,424        25,441         205,938        94,946
                                               --------------  -------------   -------------   -----------
  Net Assets (variable annuity contract
   liabilities)..............................  $1,163,455,270  $144,786,406    $134,782,182    $14,738,308
                                               --------------  -------------   -------------   -----------
                                               --------------  -------------   -------------   -----------
DEFERRED ANNUITY CONTRACTS IN THE
  ACCUMULATION PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................     541,076,428   109,734,605     108,104,289    13,437,161
  Unit Price.................................  $     2.149172  $   1.318862    $   1.246631    $ 1.096832
ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
INDIVIDUAL SUB-ACCOUNTS:
  Units Owned by Participants................         274,041        46,710          12,853        --
  Unit Price.................................  $     2.149172  $   1.318862    $   1.246631    $   --

SEPARATE ACCOUNT ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
DECEMBER 31, 1997

                                                                             MONEY
                                                BOND FUND    STOCK FUND   MARKET FUND  ADVISERS FUND
                                               SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                               -----------  ------------  -----------  -------------
INVESTMENT INCOME:
  Dividends..................................  $11,445,297  $ 17,644,351  $10,430,718  $  71,905,491
EXPENSES:
  Mortality and expense undertakings.........   (2,221,972)  (20,017,591)  (2,508,581)   (36,850,979)
                                               -----------  ------------  -----------  -------------
    Net investment income (loss).............    9,223,325    (2,373,240)   7,922,137     35,054,512
                                               -----------  ------------  -----------  -------------
CAPITAL GAINS INCOME.........................      --         62,602,913      --         107,409,178
                                               -----------  ------------  -----------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................        9,814        84,100      --               1,305
  Net unrealized appreciation (depreciation)
   of investments during the period..........    8,361,624   325,437,100      --         440,215,879
                                               -----------  ------------  -----------  -------------
    Net gain (loss) on investments...........    8,371,438   325,521,200      --         440,217,184
                                               -----------  ------------  -----------  -------------
    Net increase (decrease) in net assets
     resulting from operations...............  $17,594,763  $385,750,873  $ 7,922,137  $ 582,680,874
                                               -----------  ------------  -----------  -------------
                                               -----------  ------------  -----------  -------------

* From inception, July 15, 1997 to December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

                                                    CAPITAL           MORTGAGE                      INTERNATIONAL
                                               APPRECIATION FUND   SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                               -----------------   ---------------   -----------  ------------------
INVESTMENT INCOME:
  Dividends..................................    $ 10,461,911        $4,630,685      $ 4,775,090     $  5,347,323
EXPENSES:
  Mortality and expense undertakings.........     (23,085,650)         (950,587)      (4,129,538)      (7,060,305)
                                               -----------------   ---------------   -----------  ------------------
    Net investment income (loss).............     (12,623,739)        3,680,098          645,552       (1,712,982)
                                               -----------------   ---------------   -----------  ------------------
CAPITAL GAINS INCOME.........................     112,339,947           --            19,616,096       37,513,752
                                               -----------------   ---------------   -----------  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................        (119,550)           58,290          185,916          (68,174)
  Net unrealized appreciation (depreciation)
   of investments during the period..........     223,915,112         1,886,382       62,356,292      (45,233,169)
                                               -----------------   ---------------   -----------  ------------------
    Net gain (loss) on investments...........     223,795,562         1,944,672       62,542,208      (45,301,343)
                                               -----------------   ---------------   -----------  ------------------
    Net increase (decrease) in net assets
     resulting from operations...............    $323,511,770        $5,624,770      $82,803,856     $ (9,500,573)
                                               -----------------   ---------------   -----------  ------------------
                                               -----------------   ---------------   -----------  ------------------

                                                DIVIDEND AND   INTERNATIONAL       SMALL         MIDCAP
                                                GROWTH FUND    ADVISERS FUND   COMPANY FUND       FUND
                                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT*
                                               --------------  -------------   -------------   -----------
INVESTMENT INCOME:
  Dividends..................................  $   15,926,807   $ 3,867,653     $    61,352     $ 13,070
EXPENSES:
  Mortality and expense undertakings.........     (10,204,886)   (1,395,128)       (903,283)     (30,019)
                                               --------------  -------------   -------------   -----------
    Net investment income (loss).............       5,721,921     2,472,525        (841,931)     (16,949)
                                               --------------  -------------   -------------   -----------
CAPITAL GAINS INCOME.........................      15,828,765       262,472       6,247,370       --
                                               --------------  -------------   -------------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................         (12,819)        3,758          (1,756)         414
  Net unrealized appreciation (depreciation)
   of investments during the period..........     182,031,024       383,378       2,416,430      639,685
                                               --------------  -------------   -------------   -----------
    Net gain (loss) on investments...........     182,018,205       387,136       2,414,674      640,099
                                               --------------  -------------   -------------   -----------
    Net increase (decrease) in net assets
     resulting from operations...............  $  203,568,891   $ 3,122,133     $ 7,820,113     $623,150
                                               --------------  -------------   -------------   -----------
                                               --------------  -------------   -------------   -----------

--------------------------------------------------------------------------------

SEPARATE ACCOUNT ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 1997

                                                                                MONEY
                                                BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                               ------------  --------------  ------------  --------------
OPERATIONS:
  Net investment income (loss)...............  $  9,223,325  $   (2,373,240) $  7,922,137  $   35,054,512
  Capital gains income.......................       --           62,602,913       --          107,409,178
  Net realized gain (loss) on security
   transactions..............................         9,814          84,100       --                1,305
  Net unrealized appreciation (depreciation)
   of investments during the period..........     8,361,624     325,437,100       --          440,215,879
                                               ------------  --------------  ------------  --------------
  Net increase (decrease) in net assets
   resulting from operations.................    17,594,763     385,750,873     7,922,137     582,680,874
                                               ------------  --------------  ------------  --------------
UNIT TRANSACTIONS:
  Purchases..................................    48,533,601     430,730,097   154,121,029     650,294,881
  Net transfers..............................    24,454,452     137,640,435  (105,053,239)    185,059,734
  Surrenders.................................    (9,332,737)    (52,393,369)  (32,455,810)   (124,493,708)
  Net annuity transactions...................       563,032       1,508,388       110,035       1,689,593
                                               ------------  --------------  ------------  --------------
  Net increase in net assets resulting from
   unit transactions.........................    64,218,348     517,485,551    16,722,015     712,550,500
                                               ------------  --------------  ------------  --------------
  Total increase in net assets...............    81,813,111     903,236,424    24,644,152   1,295,231,374
NET ASSETS:
  Beginning of period........................   146,562,211   1,126,351,101   175,189,422   2,280,495,168
                                               ------------  --------------  ------------  --------------
  End of period..............................  $228,375,322  $2,029,587,525  $199,833,574  $3,575,726,542
                                               ------------  --------------  ------------  --------------
                                               ------------  --------------  ------------  --------------
* From inception, July 15, 1997
 to December 31, 1997.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                MONEY
                                                BOND FUND      STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                               -----------   -------------   -----------   -------------
OPERATIONS:
  Net investment income (loss)...............  $  6,179,469  $    2,739,156  $  5,458,975  $   30,356,891
  Capital gains income.......................       --           23,889,792       --           32,217,082
  Net realized gain (loss) on security
   transactions..............................       (12,579)        125,474       --                5,867
  Net unrealized (depreciation) appreciation
   of investments during the period..........    (2,390,902)    143,331,264       --          201,866,663
                                               -----------   -------------   -----------   -------------
  Net increase in net assets resulting from
   operations .                                   3,775,988     170,085,686     5,458,975     264,446,503
                                               -----------   -------------   -----------   -------------
UNIT TRANSACTIONS:
  Purchases..................................    50,521,787     328,658,597   170,409,309     548,125,217
  Net transfers..............................     6,860,514     111,488,442   (87,853,221)    158,897,610
  Surrenders.................................    (5,504,050)    (23,567,485)  (14,470,700)    (70,519,197)
  Net annuity transactions...................         1,807         394,242         8,095         766,829
                                               -----------   -------------   -----------   -------------
  Net increase in net assets resulting from
   unit transactions.........................    51,880,058     416,973,796    68,093,483     637,270,459
                                               -----------   -------------   -----------   -------------
  Total increase in net assets...............    55,656,046     587,059,482    73,552,458     901,716,962
NET ASSETS:
  Beginning of period........................    90,906,165     539,291,619   101,636,964   1,378,778,206
                                               -----------   -------------   -----------   -------------
  End of period..............................  $146,562,211  $1,126,351,101  $175,189,422  $2,280,495,168
                                               -----------   -------------   -----------   -------------
                                               -----------   -------------   -----------   -------------

** From inception, August 9, 1996 to December 31, 1996.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                    CAPITAL           MORTGAGE                       INTERNATIONAL
                                               APPRECIATION FUND   SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                               -----------------   ---------------   ------------  ------------------
OPERATIONS:
  Net investment income (loss)...............   $  (12,623,739)      $ 3,680,098     $    645,552     $ (1,712,982)
  Capital gains income.......................      112,339,947          --             19,616,096       37,513,752
  Net realized gain (loss) on security
   transactions..............................         (119,550)           58,290          185,916          (68,174)
  Net unrealized appreciation (depreciation)
   of investments during the period..........      223,915,112         1,886,382       62,356,292      (45,233,169)
                                               -----------------   ---------------   ------------  ------------------
  Net increase (decrease) in net assets
   resulting from operations.................      323,511,770         5,624,770       82,803,856       (9,500,573)
                                               -----------------   ---------------   ------------  ------------------
UNIT TRANSACTIONS:
  Purchases..................................      444,618,125        11,734,160      106,908,193      103,316,180
  Net transfers..............................      111,621,605        (5,624,261)      38,286,952       21,889,359
  Surrenders.................................      (60,594,326)       (6,044,100)      (9,935,604)     (18,041,766)
  Net annuity transactions...................          689,458             5,419          151,370           39,532
                                               -----------------   ---------------   ------------  ------------------
  Net increase in net assets resulting from
   unit transactions.........................      496,334,862            71,218      135,410,911      107,203,305
                                               -----------------   ---------------   ------------  ------------------
  Total increase in net assets...............      819,846,632         5,695,988      218,214,767       97,702,732
NET ASSETS:
  Beginning of period........................    1,418,077,151        74,638,931      219,302,248      484,965,318
                                               -----------------   ---------------   ------------  ------------------
  End of period..............................   $2,237,923,783       $80,334,919     $437,517,015     $582,668,050
                                               -----------------   ---------------   ------------  ------------------
                                               -----------------   ---------------   ------------  ------------------
* From inception, July 15, 1997
  to December 31, 1997.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                    CAPITAL           MORTGAGE                       INTERNATIONAL
                                               APPRECIATION FUND   SECURITIES FUND    INDEX FUND   OPPORTUNITIES FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                                 -------------       ----------      -----------      -----------
OPERATIONS:
  Net investment income (loss)...............   $   (5,913,744)      $ 3,346,436     $  1,224,839     $  2,771,532
  Capital gains income.......................       50,334,274          --              1,690,389        8,880,986
  Net realized gain (loss) on security
   transactions..............................          (93,060)           11,668          238,066            7,755
  Net unrealized (depreciation) appreciation
   of investments during the period..........      142,164,193          (882,583)      25,487,376       31,201,375
                                                 -------------       ----------      -----------      -----------
  Net increase in net assets resulting from
   operations .                                    186,491,663         2,475,521       28,640,670       42,861,648
                                                 -------------       ----------      -----------      -----------
UNIT TRANSACTIONS:
  Purchases..................................      403,482,054        13,476,913       83,760,185      110,673,155
  Net transfers..............................      129,133,556         2,655,230       33,248,800       47,078,167
  Surrenders.................................      (30,210,654)       (2,722,173)      (3,699,700)     (11,782,890)
  Net annuity transactions...................          288,203          --                    203           81,416
                                                 -------------       ----------      -----------      -----------
  Net increase in net assets resulting from
   unit transactions.........................      502,693,159        13,409,970      113,309,488      146,049,848
                                                 -------------       ----------      -----------      -----------
  Total increase in net assets...............      689,184,822        15,885,491      141,950,158      188,911,496
NET ASSETS:
  Beginning of period........................      728,892,329        58,753,440       77,352,090      296,053,822
                                                 -------------       ----------      -----------      -----------
  End of period..............................   $1,418,077,151       $74,638,931     $219,302,248     $484,965,318
                                                 -------------       ----------      -----------      -----------
                                                 -------------       ----------      -----------      -----------

                                                DIVIDEND AND   INTERNATIONAL       SMALL         MIDCAP
                                                GROWTH FUND    ADVISERS FUND   COMPANY FUND       FUND
                                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT*
                                               --------------  -------------   -------------   -----------
OPERATIONS:
  Net investment income (loss)...............  $    5,721,921  $   2,472,525   $   (841,931)   $  (16,949 )
  Capital gains income.......................      15,828,765        262,472      6,247,370        --
  Net realized gain (loss) on security
   transactions..............................         (12,819)         3,758         (1,756)          414
  Net unrealized appreciation (depreciation)
   of investments during the period..........     182,031,024        383,378      2,416,430       639,685
                                               --------------  -------------   -------------   -----------
  Net increase (decrease) in net assets
   resulting from operations.................     203,568,891      3,122,133      7,820,113       623,150
                                               --------------  -------------   -------------   -----------
UNIT TRANSACTIONS:
  Purchases..................................     344,818,126     53,015,752     59,848,160     7,620,550
  Net transfers..............................     142,586,883     20,439,056     42,807,593     6,536,068
  Surrenders.................................     (25,953,097)    (3,671,030)    (1,723,390)      (41,460 )
  Net annuity transactions...................         343,961         63,436         14,177        --
                                               --------------  -------------   -------------   -----------
  Net increase in net assets resulting from
   unit transactions.........................     461,795,873     69,847,214    100,946,540    14,115,158
                                               --------------  -------------   -------------   -----------
  Total increase in net assets...............     665,364,764     72,969,347    108,766,653    14,738,308
NET ASSETS:
  Beginning of period........................     498,090,506     71,817,059     26,015,529        --
                                               --------------  -------------   -------------   -----------
  End of period..............................  $1,163,455,270  $ 144,786,406   $134,782,182    $14,738,308
                                               --------------  -------------   -------------   -----------
                                               --------------  -------------   -------------   -----------
* From inception, July 15, 1997
  to December 31, 1997.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996
                                                DIVIDEND AND   INTERNATIONAL       SMALL
                                                GROWTH FUND    ADVISERS FUND   COMPANY FUND
                                                SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT**
                                               -------------    -----------     -----------
OPERATIONS:
  Net investment income (loss)...............  $    3,729,650  $   1,500,255   $    (33,591)
  Capital gains income.......................       3,429,737      1,446,895        --
  Net realized gain (loss) on security
   transactions..............................          (2,773)          (563)         1,014
  Net unrealized (depreciation) appreciation
   of investments during the period..........      53,771,055      1,479,032        210,808
                                               -------------    -----------     -----------
  Net increase in net assets resulting from
   operations .                                    60,927,669      4,425,619        178,231
                                               -------------    -----------     -----------
UNIT TRANSACTIONS:
  Purchases..................................     205,512,019     37,280,366     14,704,067
  Net transfers..............................     101,413,217     19,003,957     11,169,302
  Surrenders.................................      (7,316,597)    (1,178,598)       (36,071)
  Net annuity transactions...................         146,210             31        --
                                               -------------    -----------     -----------
  Net increase in net assets resulting from
   unit transactions.........................     299,754,849     55,105,756     25,837,298
                                               -------------    -----------     -----------
  Total increase in net assets...............     360,682,518     59,531,375     26,015,529
NET ASSETS:
  Beginning of period........................     137,407,988     12,285,684        --
                                               -------------    -----------     -----------
  End of period..............................  $  498,090,506  $  71,817,059   $ 26,015,529
                                               -------------    -----------     -----------
                                               -------------    -----------     -----------

--------------------------------------------------------------------------------

                              SEPARATE ACCOUNT ONE
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

 1. ORGANIZATION:
    Separate Account One (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2. SIGNIFICANT ACCOUNTING POLICIES:
    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION -- The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3. ADMINISTRATION OF THE ACCOUNT
   AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS -- The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE -- Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

                           PART I.  FINANCIAL INFORMATION

ITEM 1.   FINANCIAL STATEMENTS


                  HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED STATEMENTS OF INCOME


                                                            Three Months Ended
                                                                 March 31,
                                                           --------------------
(IN MILLIONS)                                                1998        1997
--------------------------------------------------------------------------------
                                                                (Unaudited)
REVENUES
  Premiums and other considerations                        $  563       $  310
  Net investment income                                       352          337
  Net realized capital gains                                   --            4
--------------------------------------------------------------------------------
     TOTAL REVENUES                                           915          651
--------------------------------------------------------------------------------

BENEFITS, CLAIMS AND EXPENSES
  Benefits, claims and claim adjustment expenses              398          342
  Amortization of deferred policy acquisition costs            94           81
  Dividends to policyholders                                  107           54
  Other insurance expenses                                    188           73
--------------------------------------------------------------------------------
     TOTAL BENEFITS, CLAIMS AND EXPENSES                      787          550
--------------------------------------------------------------------------------

     INCOME BEFORE INCOME TAX EXPENSE                         128          101
  Income tax expense                                           45           38
--------------------------------------------------------------------------------
     NET INCOME                                             $  83        $  63
--------------------------------------------------------------------------------


             SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                 HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONDENSED CONSOLIDATED BALANCE SHEETS


                                                         March 31, December 31,
(IN MILLIONS, EXCEPT FOR SHARE DATA)                       1998        1997
--------------------------------------------------------------------------------
                                                        (Unaudited)
ASSETS
   INVESTMENTS
   Fixed maturities, available for sale, at fair
     value (amortized cost of $14,336 and $13,885)       $ 14,609     $ 14,176
   Equity securities, available for sale, at
     fair value                                               188          180
   Policy loans, at outstanding balance                     3,760        3,756
   Other investments, at cost                                 235           47
--------------------------------------------------------------------------------
     Total investments                                     18,792       18,159
   Cash                                                        52           54
   Premiums and amounts receivable                             23           18
   Accrued investment income                                  353          330
   Reinsurance recoverable                                  6,040        6,325
   Deferred policy acquisition costs                        3,430        3,315
   Deferred income tax                                        454          348
   Other assets                                               207          352
   Separate account assets                                 77,457       69,055
--------------------------------------------------------------------------------
     TOTAL ASSETS                                        $106,808     $ 97,956
--------------------------------------------------------------------------------

LIABILITIES
   Future policy benefits                                $  3,325     $  3,270
   Other policyholder funds                                20,980       21,034
   Other liabilities                                        2,622        2,254
   Separate account liabilities                            77,457       69,055
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                    104,384       95,613
--------------------------------------------------------------------------------

STOCKHOLDER'S EQUITY
   Common stock - authorized 1,000; issued and
     outstanding, par value $5,690                              6            6
   Capital surplus                                          1,045        1,045
   Accumulated other comprehensive income
         Net unrealized capital gains on securities,
           net of tax                                         177          179
     Total accumulated other comprehensive income             177          179
   Retained earnings                                        1,196        1,113
--------------------------------------------------------------------------------
     TOTAL STOCKHOLDER'S EQUITY                             2,424        2,343
--------------------------------------------------------------------------------
          TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY     $106,808    $  97,956
--------------------------------------------------------------------------------

              SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                   HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY


THREE MONTHS ENDED MARCH 31, 1998


                                                                          ACCUMULATED OTHER
                                                                            COMPREHENSIVE
                                                                                INCOME
                                                                        ----------------------
                                                                                  NET
                                                                          UNREALIZED CAPITAL                        TOTAL
                                                   COMMON      CAPITAL    GAINS (LOSSES) ON        RETAINED      STOCKHOLDERS'
(IN MILLIONS) (UNAUDITED)                          STOCK       SURPLUS  SECURITIES, NET OF TAX     EARNINGS        EQUITY
-----------------------------------------         --------    --------  ----------------------     --------      -------------
BALANCE, DECEMBER 31, 1997                         $  6       $  1,045   $         179             $  1,113       $  2,343

COMPREHENSIVE INCOME
Net income                                           --             --              --                   83             83
                                                                                                                   -----------
Other comprehensive income, net  of tax:
  Change in unrealized capital gains

  (losses) on securities (1) (2)                     --             --              (2)                  --             (2)
                                                                                                                   -----------
Total other comprehensive income                                                                                        (2)
                                                                                                                   -----------
  TOTAL COMPREHENSIVE INCOME                                                                                            81
                                                  -------     --------   --------------------      ---------       -----------
BALANCE, MARCH 31, 1998                            $  6       $  1,045    $        177             $  1,196       $  2,424
                                                  -------     --------   --------------------      ---------       -----------
                                                  -------     --------   --------------------      ---------       -----------



THREE MONTHS ENDED MARCH 31, 1997


                                                                          ACCUMULATED OTHER
                                                                            COMPREHENSIVE
                                                                                INCOME
                                                                        ----------------------
                                                                                  NET
                                                                          UNREALIZED CAPITAL                        TOTAL
                                                   COMMON      CAPITAL    GAINS (LOSSES) ON        RETAINED      STOCKHOLDERS'
(IN MILLIONS) (UNAUDITED)                          STOCK       SURPLUS  SECURITIES, NET OF TAX     EARNINGS        EQUITY
-----------------------------------------         --------    --------  ----------------------     --------      -------------
BALANCE, DECEMBER 31, 1996                         $  6       $  1,045   $          30               $  811       $  1,892
COMPREHENSIVE INCOME
Net income                                           --             --              --                   63             63
                                                                                                                   -----------
Other comprehensive income, net  of tax:
  Change in unrealized capital gains

  (losses) on securities (1) (2)                     --             --             (87)                  --            (87)
                                                                                                                   -----------
Total other comprehensive income                                                                                       (87)
                                                                                                                   -----------
  TOTAL COMPREHENSIVE INCOME                                                                                            24
                                                  -------     --------   --------------------      ---------       -----------
BALANCE, MARCH 31, 1997                            $  6       $  1,045    $        (57)              $  874       $  1,868
                                                  -------     --------   --------------------      ---------       -----------
                                                  -------     --------   --------------------      ---------       -----------



(1) UNREALIZED GAIN (LOSS) ON SECURITIES IS NET OF TAX EXPENSE (BENEFIT) OF $95 AND $(34) FOR MARCH 31, 1998 AND 1997, RESPECTIVELY.
(2) NET OF RECLASSIFICATION ADJUSTMENT FOR GAINS REALIZED IN NET INCOME OF $0 AND $4 FOR MARCH 31, 1998 AND 1997, RESPECTIVELY.




              SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                   HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                      Three Months Ended
                                                                           March 31,
                                                                   -------------------------
(IN MILLIONS)                                                         1998          1997
--------------------------------------------------------------------------------------------
                                                                         (Unaudited)
OPERATING ACTIVITIES
  Net income                                                       $    83         $    63
ADJUSTMENTS TO NET INCOME:
  Depreciation and amortization                                         (5)              5
  Net realized capital gains                                            --              (4)
  (Increase) decrease in deferred income taxes                        (102)             21
  Increase in deferred policy acquisition costs                       (115)           (128)
  (Increase) decrease in premiums receivable and agents'
   balances                                                             (5)             32
  (Increase) decrease in accrued investment income                     (23)             57
  Decrease in other assets                                             104              25
  Decrease (increase) in reinsurance recoverables                       23            (112)
  Increase in liabilities for future policy benefits                    55             158
  Increase in other liabilities                                         74             227
--------------------------------------------------------------------------------------------
    CASH PROVIDED BY OPERATING ACTIVITIES                               89             344
--------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
  Purchases of fixed maturity investments                           (2,014)         (1,525)
  Sales of fixed maturity investments                                1,162             985
  Maturities and principal paydowns of fixed maturity
   investments                                                         459             664
  Net (purchases) sales of other investments                          (118)            111
  Net sales (purchases) of short-term investments                      211            (102)
--------------------------------------------------------------------------------------------
    CASH (USED FOR) PROVIDED BY INVESTING ACTIVITIES                  (300)            133
--------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
  Net receipts from (disbursements for) investment and universal life-type contracts credited to (charged against) policyholder
   accounts                                                            209            (447)
--------------------------------------------------------------------------------------------
    CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES                   209            (447)
--------------------------------------------------------------------------------------------
  (Decrease) increase in cash                                           (2)             30
  Cash - beginning of period                                            54              43
--------------------------------------------------------------------------------------------
    CASH - END OF PERIOD                                           $    52         $    73
--------------------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
NET CASH PAID DURING THE PERIOD FOR:
Income taxes                                                       $    56         $    41


              SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
      (DOLLAR AMOUNTS IN MILLIONS EXCEPT FOR SHARE DATA UNLESS OTHERWISE STATED)
                                     (UNAUDITED)

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

(a)  BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements of Hartford Life Insurance Company (the "Company") have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures which are normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information presented not misleading. In the opinion of management, these statements include all adjustments which were normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows for the periods presented.

For a description of accounting policies, see Note 2 of Notes to Consolidated Financial Statements in the Company's 1997 Form 10-K Annual Report.

Certain reclassifications have been made to prior year financial information to conform to the current year classification of transactions and accounts.

(b)  CHANGES IN ACCOUNTING PRINCIPLES

In March 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") No. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". The SOP provides guidance on accounting for the costs of internal use software and in determining whether the software is for internal use. The SOP defines internal use software as software that is acquired, internally developed, or modified solely to meet internal needs and identifies stages of software development and accounting for the related costs incurred during the stages. This statement is effective for fiscal years beginning after December 15, 1998 and is not expected to have a material impact on the Company's financial condition or results of operations.

Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", which establishes standards for reporting and display of comprehensive income and its components in a full set of general purpose financial statements. The objective of this statement is to report a measure of all changes in equity of an enterprise that result from transactions and other economic events of the period other than transactions with owners. Comprehensive income is the total of net income and all other nonowner changes in equity. Accordingly, the Company has reported comprehensive income in the Condensed Consolidated Statement of Changes in Stockholder's Equity.

NOTE 2.  INITIAL PUBLIC OFFERING ("IPO")

On February 10, 1997, the Company's indirect parent, Hartford Life, Inc. ("Hartford Life"), filed a registration statement, as amended, with the Securities and Exchange Commission, relating to the IPO of Hartford Life's Class A Common Stock. Pursuant to the IPO on May 22, 1997, Hartford Life sold to the public 26 million shares at $28.25 per share and received proceeds, net of offering expenses, of $687. Of the proceeds, $527 was used to retire debt related to Hartford Life's promissory notes outstanding and line of credit. The remaining $160 was contributed by Hartford Life to Hartford Life and Accident Insurance Company, the Company's direct parent, to support growth in its core businesses.

The 26 million shares sold in the IPO represent approximately 18.6% of the equity ownership in Hartford Life and approximately 4.4% of the combined voting power of Hartford Life's Class A and Class B Common Stock. The Hartford owns all of the 114 million outstanding shares of Class B Common Stock of Hartford Life, representing approximately 81.4% of the equity ownership in Hartford Life and approximately 95.6% of the combined voting power of Hartford Life's Class A and Class B Common Stock. Holders of Class A Common Stock generally have identical rights to the holders of Class B Common Stock except that the holders of Class A Common Stock are entitled to one vote per share while holders of Class B Common Stock are entitled to five votes per share on all matters submitted to a vote of Hartford Life's stockholders.

NOTE 3.  COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, management, at the present time, does not anticipate that the ultimate liability arising from such pending or threatened litigation will have a material effect on the financial condition or operating results of the Company.

ITEM 2.   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                              AND RESULTS OF OPERATIONS

 (DOLLAR AMOUNTS IN MILLIONS EXCEPT FOR PER SHARE DATA UNLESS OTHERWISE STATED)

Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") addresses the financial condition of the Company as of March 31, 1998, compared with December 31, 1997, and its results of operations for the three months ended March 31, 1998 compared with the equivalent 1997 period.
This discussion should be read in conjunction with the MD&A in the Company's 1997 Form 10-K Annual Report.

Certain statements contained in this discussion, other than statements of historical fact, are forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include estimates and assumptions related to economic, competitive and legislative developments. These forward-looking statements are subject to change and uncertainty which are, in many instances, beyond the Company's control and have been made based upon management's expectations and beliefs concerning future developments and their potential effect on Hartford Life Insurance Company and subsidiaries (the "Company"). There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. Actual results could differ materially from those expected by the Company, depending on the outcome of certain factors, including those described in the forward-looking statements.

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

INDEX

Consolidated Results of Operations:        Employee Benefits                  10
 Operating Summary                   8     Guaranteed Investment Contracts    11
Annuity                              9     Accounting Standards               11
Individual Life Insurance            10

CONSOLIDATED RESULTS OF OPERATIONS:  OPERATING SUMMARY

OPERATING SUMMARY                                      FIRST QUARTER ENDED
                                                            MARCH 31,
                                                  ----------------------------
                                                       1998           1997
                                                  ----------------------------
REVENUES                                              $ 915          $ 651
EXPENSES                                                832            588
                                                      ------         ------
  NET INCOME                                          $  83          $  63
                                                      ------         ------
                                                      ------         ------

The Company's insurance business operates in three principal segments: Annuity, Individual Life Insurance, and Employee Benefits as well as a Guaranteed Investments Contracts segment, which is primarily comprised of business written prior to 1995. The Company also maintains a Corporate operation through which it reports items that are not directly allocable to any of its business segments.

The Annuity segment focuses on the savings and retirement needs of the growing number of individuals who are preparing for retirement or have already retired. This segment consists of two areas of operation: Individual Annuity and Group Annuity. The variety of products sold within this segment reflects the diverse nature of the market. These include, in the Individual Annuity area, individual variable annuities, fixed market value adjusted ("MVA") annuities, and mutual funds; and in the Group Annuity area, deferred compensation and retirement plan services for municipal governments and corporations, structured settlement contracts and other special purpose annuity contracts, and investment management contracts. The Individual Life Insurance segment, which focuses on the high end estate and business planning markets, sells a variety of life insurance products, including variable life and universal life insurance. The Employee Benefits segment consists of two areas of operation: Group Insurance and Specialty Insurance. Through Group Insurance, the Company offers products such as group life insurance, group short- and long-term disability and accidental death and dismemberment. Substantially all of the Group Insurance business directly written by the Company is ceded to its direct parent, Hartford Life and Accident Insurance Company. Specialty Insurance primarily consists of the Company's corporate owned life insurance ("COLI") business. The Guaranteed Investment Contracts segment consists of guaranteed rate contract ("GRC") business that is supported by assets held in either the Company's general account or a guaranteed separate account and includes a closed block of guaranteed rate contracts ("Closed Book GRC"). The Company decided in 1995, after a thorough review of its GRC business, that it would significantly de-emphasize general account GRC, choosing to focus its distribution efforts on other products sold through other divisions. Management expects no material income or loss from the Guaranteed Investment Contracts segment in the future.

Revenues increased $264, or 41%, to $915 for the first quarter of 1998 from $651 for the comparable period in 1997. This was partially due to COLI revenues which increased $161 due to renewal premium on leveraged COLI and increased fees associated with variable COLI sales. Excluding COLI, revenues increased $103, or 22%, over the first quarter of 1997. This increase was driven by the Annuity segment whose revenues increased $101, or 36%, for the first quarter of 1998 as compared to the first quarter of 1997. This increase was due to higher fee income earned on growing annuity account values where the average account value grew $18.9 billion, or 37%, to $70.6 billion at March 31, 1998 from $51.7 billion at March 31, 1997 due to market appreciation and new sales. Also, Individual Life Insurance revenues increased $17, or 15%, for the first quarter of 1998 as compared to the first quarter of 1997 due to increased cost of insurance charges and other fee income on the Company's growing block of variable life business. Partially offsetting the increases discussed above was a $20 decline in revenues related to Closed Book GRC.

Expenses increased $244, or 41%, to $832 for the first quarter of 1998 from $588 for the comparable period in 1997. The increase was partially driven by COLI, whose expenses increased $160 as a result of increased operating expenses associated with significant renewal premium and variable COLI sales for the quarter ended March 31, 1998. Excluding COLI, expenses increased $84, or 20%, over the first quarter of 1997. Annuity expenses grew $81 primarily due to higher amortization of deferred policy acquisition costs and operating expenses. Individual Life Insurance expenses increased $15 primarily due to higher benefits, claims, and claim adjustment expenses, which is consistent with the growth in this blocks of business. Partially offsetting the increases discussed above was a $20 decline in expenses related to Closed Book GRC.

Net income increased $20, or 32%, to $83 for the first quarter of 1998 from $63 for the first quarter of 1997 primarily due to growth in the Annuity and the Individual Life Insurance segments. Annuity earnings increased $20, or 47%, due to increasing account values resulting from significant stock market
appreciation and new sales, particularly in Individual Annuity.   Individual
Life Insurance earnings increased $2, or 18%, as a result of strong sales and growing account values. Guaranteed Investment Contracts had no net income in the first quarter of 1998 or 1997, consistent with management's expectations.

SEGMENT RESULTS

The Company's reporting segments, which reflect the management structure of the Company, consist of Annuity, Individual Life Insurance, Employee Benefits, Guaranteed Investment Contracts and a Corporate Operation.


Below is a summary of net income by segment.


                                                        FIRST QUARTER ENDED
                                                              MARCH 31,
                                                     -------------------------
                                                         1998           1997
                                                     -------------------------
ANNUITY                                                $  63          $  43
INDIVIDUAL LIFE INSURANCE                                 13             11
EMPLOYEE BENEFITS                                          6              6
GUARANTEED INVESTMENT CONTRACTS                           --             --
CORPORATE OPERATION                                        1              3
                                                     ----------     ----------
   NET INCOME                                          $  83          $  63
                                                     ----------     ----------
                                                     ----------     ----------

The sections that follow analyze each segment's results.

ANNUITY

                                                        FIRST QUARTER ENDED
                                                              MARCH 31,
                                                     -------------------------
                                                         1998           1997
                                                     -------------------------
REVENUES                                                $ 381          $ 280
EXPENSES                                                  318            237
                                                        -------        -------
   NET INCOME                                           $  63          $  43
                                                        -------        -------
                                                        -------        -------

Revenues increased $101, or 36%, to $381 as of March 31, 1998 from $280 as of March 31, 1997. Individual Annuity revenues increased $90, or 50%, over the first quarter of 1997 primarily due to higher fee income earned on growth in individual variable annuity account values. Average individual variable annuity account values grew $16.9 billion, or 51%, to $50.2 billion as of March 31, 1998 from $33.3 billion as of March 31, 1997. This growth was the result of significant market appreciation as well as strong sales of $2.4 billion in the first quarter of 1998. Also, Group Annuity revenues increased $11, or 11%, as of March 31, 1998 as compared to March 31, 1997 due to higher net investment income resulting from growth in assets under management. Group Annuity average account values grew $2.0 billion, or 22%, to $11.1 billion as March 31, 1998 from $9.1 billion as of March 31, 1997 due to market appreciation and new deposits.

Expenses increased $81, or 34%, to $318 as of March 31, 1998 from $237 as of March 31, 1997. Benefits, claims and claim adjustment expenses increased $14 primarily due to increased interest credited on Individual Annuity general account values, which increased $1.3 billion, or 43%, to $4.2 billion at March 31, 1998 from $2.9 billion at March 31, 1997. Amortization of DPAC increased $20 as prior and current year sales remained strong. Also, other business expenses increased $37 as a result of the growth in this segment. However, operating expenses as a percentage of average account value declined from 1997 levels.

Annuity net income increased $20, or 47%, to $63 as of March 31, 1998 from $43 as of March 31, 1997 as a result of growing average account values discussed above and operating expense efficiencies.

INDIVIDUAL LIFE INSURANCE

                                                        FIRST QUARTER ENDED
                                                              MARCH 31,
                                                      ------------------------
                                                         1998           1997
                                                      ------------------------
REVENUES                                                $ 128          $ 111
EXPENSES                                                  115            100
                                                        -------        -------
   NET INCOME                                           $  13          $  11
                                                        -------        -------
                                                        -------        -------

Revenues increased $17, or 15%, to $128 as of March 31, 1998 from $111 as of March 31, 1997. This increase was primarily due to higher cost of insurance charges and other fee income earned on the Company's growing block of variable life insurance. Variable life average account values increased $540, or 84%, to $1.2 billion as of March 31, 1998 from $640 as of March 31, 1997 due to market appreciation and strong sales. Variable life product sales constituted 75%, or $24, of total Individual Life Insurance new sales in the first quarter of 1998, an increased of $9, or 60%, compared to the same period in 1997.

Expenses increased $15, or 15%, to $115 as of March 31, 1998 from $100 as of March 31, 1997. This increase was primarily the result of higher benefits, claims, and claim adjustment expenses of $20 due to the growth in this segment as well as increased mortality experience in the first quarter of 1998. Net income increased $2, or 18%, to $13 as of March 31, 1998 from $11 as of March 31, 1997.

EMPLOYEE BENEFITS

                                                        FIRST QUARTER ENDED
                                                              MARCH 31,
                                                      ------------------------
                                                         1998           1997
                                                      ------------------------
REVENUES                                                $ 348          $ 179
EXPENSES                                                  342            173
                                                        -------        -------
   NET INCOME                                           $   6          $   6
                                                        -------        -------
                                                        -------        -------

Revenues increased $169, or 94%, to $348 as of March 31, 1998 from $179 as of March 31, 1997. This was primarily due to COLI whose revenues increased $161, or 90%, for the first quarter of 1998 as compared to the first quarter of 1997. This increase was due to $80 of renewal premium on leveraged COLI as well as increase in fee income of $78 related to new sales of variable COLI.

Expenses increased $169, or 98%, to $342 as of March 31, 1998 from $173 as of March 31, 1997. COLI expenses increased $160 primarily due to higher expenses associated with the first quarter 1998 increased variable COLI sales and leveraged COLI renewal premium. Net income was consistent with the prior year results.



GUARANTEED INVESTMENT CONTRACTS

                                                        FIRST QUARTER ENDED
                                                              MARCH 31,
                                                      ------------------------
                                                         1998           1997
                                                      ------------------------
REVENUES                                               $  52          $  72
EXPENSES                                                  52             72
                                                       -------        -------
   NET INCOME                                          $  --          $  --
                                                       -------        -------
                                                       -------        -------

This segment reported no net income for the first quarter of 1998 and 1997 consistent with management's expectations that net income (loss) from Closed Book GRC in the years subsequent to 1996 will be immaterial based on the Company's current projections for the performance of the assets and liabilities associated with Closed Book GRC. However, no assurance can be given that, under certain unanticipated economic circumstances which result in the Company's assumptions being proven inaccurate, further losses in respect of Closed Book GRC will not occur in the future.

ACCOUNTING STANDARDS

For a discussion of accounting standards, see Note 1 of Notes to Condensed Consolidated Financial Statements


                              PART II. OTHER INFORMATION

ITEM 1.  LEGAL PROCEEDINGS


The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, management, at the present time, does not anticipate that the ultimate liability arising from such pending or threatened litigation will have a material effect on the financial condition or operating results of the Company.


ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

(a) Exhibits - See Exhibits Index

(b) Reports on Form 8-K - None

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of ITT Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of ITT Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1.

In our opinion, because the differences in accounting practices as described in
Note 1 are material, the statutory financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1997.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with statutory accounting practices as described in Note 1.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 27, 1998

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         STATUTORY STATEMENTS OF INCOME

                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------
                                                       1997        1996        1995
                                                    ----------  ----------  ----------
                                                                  ($000)
Revenues
  Premiums and annuity considerations.............  $  296,645  $  250,244  $  165,792
  Annuity and other fund deposits.................   1,981,246   1,897,347   1,087,661
  Net investment income...........................     102,285      98,441      78,787
  Commissions and expense allowances on
   reinsurance ceded..............................     396,921     370,637     183,380
  Reserve adjustment on reinsurance ceded.........   3,672,076   3,864,395   1,879,785
  Other revenues..................................     288,632     161,906     140,796
                                                    ----------  ----------  ----------
    Total Revenues................................   6,737,805   6,642,970   3,536,201
                                                    ----------  ----------  ----------
Benefits and Expenses
  Death and annuity benefits......................      66,013      60,111      53,029
  Surrenders and other benefit payments...........     461,733     276,720     221,392
  Commissions and other expenses..................     564,240     491,720     236,202
  Increase in aggregate reserves for future
   benefits.......................................      33,213      27,351      94,253
  Increase in liability for premium and other
   deposit funds..................................     640,006     207,156     460,124
  Net transfers to Separate Accounts..............   4,914,980   5,492,964   2,414,669
                                                    ----------  ----------  ----------
    Total Benefits and Expenses...................   6,680,185   6,556,022   3,479,669
                                                    ----------  ----------  ----------
Net Gain from Operations Before Federal Income
 Taxes............................................      57,620      86,948      56,532
  Federal income tax (benefit) expense............     (14,878)     19,360      14,048
                                                    ----------  ----------  ----------
Net Gain from Operations..........................      72,498      67,588      42,484
  Net realized capital gains, after tax...........       1,544         407         374
                                                    ----------  ----------  ----------
Net Income........................................  $   74,042  $   67,995  $   42,858
                                                    ----------  ----------  ----------
                                                    ----------  ----------  ----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATUTORY BALANCE SHEETS

                                                       AS OF DECEMBER 31,
                                                    ------------------------
                                                       1997         1996
                                                    -----------  -----------
                                                             ($000)
Assets
  Bonds...........................................  $ 1,501,311  $ 1,268,480
  Common stocks...................................       64,408       44,996
  Mortgage loans..................................       85,103            0
  Policy loans....................................       36,533       28,853
  Cash and short-term investments.................      309,432      176,830
  Other invested assets...........................       20,942        2,858
                                                    -----------  -----------
    Total cash and invested assets................    2,017,729    1,522,017
                                                    -----------  -----------
  Investment income due and accrued...............       15,878       14,555
  Premium balances receivable.....................          389          373
  Receivables from affiliates.....................        1,269          257
  Other assets....................................       22,788       19,099
  Separate Account assets.........................   23,208,728   14,619,324
                                                    -----------  -----------
    Total Assets..................................  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------
Liabilities
  Aggregate reserves for future benefits..........  $   605,183  $   571,970
  Policy and contract claims......................        5,672        6,806
  Liability for premium and other deposit funds...    1,795,149    1,155,143
  Asset valuation reserve.........................       13,670        7,442
  Payable to affiliates...........................       20,972       10,022
  Other liabilities...............................     (754,393)    (498,195)
  Separate Account liabilities....................   23,208,728   14,619,324
                                                    -----------  -----------
    Total liabilities.............................   24,894,981   15,872,512
                                                    -----------  -----------
Capital and Surplus
  Common stock....................................        2,500        2,500
  Gross paid-in and contributed surplus...........      226,043      226,043
  Unassigned funds................................      143,257       74,570
                                                    -----------  -----------
    Total capital and surplus.....................      371,800      303,113
                                                    -----------  -----------
  Total liabilities, capital and surplus..........  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
             STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------
                                                      1997        1996        1995
                                                    ---------   ---------   ---------
                                                                 ($000)

Capital and surplus -- beginning of year            $ 303,113   $ 238,334   $  91,285
                                                    ---------   ---------   ---------
  Net income......................................     74,042      67,995      42,858
  Change in net unrealized capital gains (losses)
   on common stocks and other invested assets.....      2,186      (5,171)      1,709
  Change in asset valuation reserve...............     (6,228)        568      (5,588)
  Change in non-admitted assets...................     (1,313)      1,387      (1,944)
  Aggregate write-ins for surplus (See Note 3)....          0           0       8,080
  Dividends to shareholder........................          0           0     (10,000)
  Paid-in surplus.................................          0           0     111,934
                                                    ---------   ---------   ---------
  Change in capital and surplus...................     68,687      64,779     147,049
                                                    ---------   ---------   ---------
  Capital and surplus -- end of year..............  $ 371,800   $ 303,113   $ 238,334
                                                    ---------   ---------   ---------
                                                    ---------   ---------   ---------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       STATUTORY STATEMENTS OF CASH FLOWS

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------
                                                       1997          1996          1995
                                                    -----------   -----------   -----------
                                                                    ($000)
Operations
  Premiums, annuity considerations and fund
   deposits.......................................  $ 2,277,874   $ 2,147,627   $ 1,253,511
  Investment income...............................      101,991       106,178        78,328
  Other income....................................    4,381,718     4,396,892     2,253,466
                                                    -----------   -----------   -----------
    Total income..................................    6,761,583     6,650,697     3,585,305
                                                    -----------   -----------   -----------
  Benefits Paid...................................      529,733       338,998       277,965
  Federal income taxes (received) paid on
   operations.....................................      (14,499)       28,857       208,423
  Other expenses..................................    5,754,725     6,254,139     2,664,385
                                                    -----------   -----------   -----------
  Total benefits and expenses.....................    6,269,959     6,621,994     3,150,773
                                                    -----------   -----------   -----------
  Net cash from operations........................      491,624        28,703       434,532
                                                    -----------   -----------   -----------
Proceeds from Investments
  Bonds...........................................      614,413       871,019       287,941
  Common stocks...................................       11,481        72,100            52
  Other...........................................          152            10            28
                                                    -----------   -----------   -----------
    Net investment proceeds.......................      626,046       943,129       288,021
                                                    -----------   -----------   -----------
Taxes Paid on Capital Gains.......................            0           936           226
Paid-In Surplus...................................            0             0       111,934
  Other Cash Provided.............................            0        41,998        28,199
                                                    -----------   -----------   -----------
    Total Proceeds................................    1,117,670     1,012,894       862,460
                                                    -----------   -----------   -----------
Cost of Investments Acquired
  Bonds...........................................      848,267       914,523       720,521
  Common stocks...................................       28,302        82,495        35,794
  Mortgage loans..................................       85,103             0             0
  Miscellaneous applications......................       18,548           130         2,146
                                                    -----------   -----------   -----------
    Total Investments Acquired....................      980,220       997,148       758,461
                                                    -----------   -----------   -----------
Other Cash Applied
  Dividends paid to stockholders..................            0             0        10,000
  Other...........................................        4,848        12,220         5,007
                                                    -----------   -----------   -----------
    Total other cash applied......................        4,848        12,220        15,007
                                                    -----------   -----------   -----------
      Total applications..........................      985,068     1,009,368       773,468
                                                    -----------   -----------   -----------
Net Change in Cash and Short-Term Investments.....      132,602         3,526        88,992
  Cash and Short-Term Investments, Beginning of
   Year...........................................      176,830       173,304        84,312
                                                    -----------   -----------   -----------
  Cash and Short-Term Investments, End of Year....  $   309,432   $   176,830   $   173,304
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    NOTES TO STATUTORY FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    ITT Hartford Life and Annuity Insurance Company ("ILA" or "the Company"), formerly known as ITT Life Insurance Corporation, is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"), which is majority owned by The Hartford Financial Services Group, Inc. ("The Hartford"), formerly a wholly owned subsidiary of ITT Corporation ("ITT"). On February 10, 1997, HLI filed a registration statement, as amended, with the Securities and Exchange Commission relating to the initial public offering of HLI Class A Common Stock (the "Offering"). Pursuant to the Offering on May 22, 1997, HLI sold to the public 26 million shares, representing 18.6% of the equity ownership of HLI. On December 19, 1995, ITT Corporation distributed all the outstanding shares of The Hartford to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, The Hartford became an independent, publicly traded company. During 1996, ILA re-domesticated from the State of Wisconsin to the State of Connecticut.

    ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

BASIS OF PRESENTATION

    The accompanying ILA statutory financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

    The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The most significant estimates are for determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

    Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;

(4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

(5) excluding certain GAAP assets designated as non-admitted assets (e.g., past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

(6) establishing accruals for post-retirement and post-employment health care benefits on an option basis, using a twenty year phase-in approach, whereas GAAP liabilities are recorded upon adoption of the applicable standard;

--------------------------------------------------------------------------------

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(9) the reporting of fixed maturities at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Net unrealized capital gains (losses) on securities net of tax". For statutory reporting purposes, Change in Net Unrealized Capital Gains (Losses) on Common Stocks and Other Invested Assets includes the change in unrealized gains (losses) on common stock reported at fair value; and

(10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method ("CARVM"), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.

    As of and for the years ended December 31, 1997, 1996 and 1995, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Net Income...............  $     58,050   $   41,202   $   38,821
Amortization and
 deferral of policy
 acquisition costs............      (345,658)    (341,572)    (174,341)
Change in unearned revenue
 reserve......................         4,641       55,504       32,300
Deferred taxes................        47,113        2,090        2,801
Separate accounts.............       282,818      306,978      146,635
Other, net....................        27,078        3,793       (3,358)
                                ------------   ----------   ----------
Statutory Net Income..........  $     74,042   $   67,995   $   42,858
                                ------------   ----------   ----------
                                ------------   ----------   ----------

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Capital and
 Surplus......................  $    570,469   $  503,887   $  455,541
Deferred policy acquisition
 costs........................    (1,283,771)    (938,114)    (596,542)
Unearned revenue reserve......       134,789      130,148       74,644
Deferred taxes................        64,522       12,823        1,493
Separate accounts.............       923,040      640,101      333,123
Asset valuation reserve.......       (13,670)      (7,442)      (8,010)
Unrealized gains (losses) on
 bonds........................        13,943        5,112       (1,696)
Adjustment relating to Lyndon
 contribution (see Note 3)....       (41,277)     (41,277)     (41,277)
Other, net....................         3,755       (2,125)      21,058
                                ------------   ----------   ----------
Statutory Capital and
 Surplus......................  $    371,800   $  303,113   $  238,334
                                ------------   ----------   ----------
                                ------------   ----------   ----------

AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

    Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.5% to 8.75% and using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based on Company experience.

    ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Statements of Income.

INVESTMENTS

    Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

    The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The reserve increased by $6,228 in 1997, decreased by $568 in 1996 and increased by $5,588 in 1995. Additionally, the Interest Maintenance Reserve

--------------------------------------------------------------------------------

("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes not included in IMR are reported in the Statutory Statements of Income. Realized investment gains and losses are determined on a specific identification basis. The amount of net capital losses reclassified from the IMR was $719 in 1997 and the amount of net capital gains reclassified was $1,413 and $39 in 1996 and 1995, respectively. The amount of income amortized was $85, $392 and $256 in 1997, 1996 and 1995, respectively.

OTHER LIABILITIES
    The amount reflected in other liabilities includes a receivable from the separate accounts of $923 million and $640 million as of December 31, 1997 and 1996, respectively. The balances are classified in accordance with NAIC accounting practices.

MORTGAGE LOANS
    Mortgage loans, carried at cost, which approximates fair value, include investments in assets backed by mortgage loan pools.

 2. INVESTMENTS:

(A) COMPONENTS OF NET INVESTMENT INCOME

                                  1997     1996      1995
                                --------  -------  --------
Interest income from bonds and
 short-term investments.......  $100,475  $89,940  $ 76,100
Interest income from policy
 loans........................     1,958    1,846     1,504
Interest and dividends from
 other investments............     1,005    7,864     2,288
                                --------  -------  --------
Gross investment income.......   103,438   99,650    79,892
Less: investment expenses.....     1,153    1,209     1,105
                                --------  -------  --------
Net investment income.........  $102,285  $98,441  $ 78,787
                                --------  -------  --------
                                --------  -------  --------

(B) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                        1997     1996      1995
                                      --------  -------  --------
Gross unrealized capital gains at
 end of year........................  $    537  $   713  $  1,724
Gross unrealized capital losses at
 end of year........................    (1,820)  (4,160)        0
                                      --------  -------  --------
Net unrealized capital (losses)
 gains..............................    (1,283)  (3,447)    1,724
Balance at beginning of year........    (3,447)   1,724        15
                                      --------  -------  --------
Change in net unrealized capital
 gains (losses) on common stocks....  $  2,164  $(5,171) $  1,709
                                      --------  -------  --------
                                      --------  -------  --------

(C) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                       1997      1996       1995
                                      -------  --------   --------
Gross unrealized capital gains at
 end of year........................  $23,357  $ 11,821   $ 22,251
Gross unrealized capital losses at
 end of year........................   (1,906)   (3,842)    (1,374)
                                      -------  --------   --------
Net unrealized capital gains........   21,451     7,979     20,877
Balance at beginning of year........    7,979    20,877     33,732
                                      -------  --------   --------
Change in net unrealized capital
 gains (losses) on bonds and
 short-term investments.............  $13,472  $(12,898)  $ 54,609
                                      -------  --------   --------
                                      -------  --------   --------

(D) COMPONENTS OF NET REALIZED CAPITAL GAINS

                                            1997      1996     1995
                                           -------   -------  ------
Bonds and short-term investments.........  $  (120)  $ 2,756  $   56
Common stocks............................        0         0      52
Real estate and other....................      114         0       0
                                           -------   -------  ------
Realized capital (losses) gains..........       (6)    2,756     208
Capital gains (benefit) tax..............     (831)      936    (205)
                                           -------   -------  ------
Net realized capital gains, after tax....      825     1,820     413
Less: IMR capital (losses) gains.........     (719)    1,413      39
                                           -------   -------  ------
Net realized capital gains...............  $ 1,544   $   407  $  374
                                           -------   -------  ------
                                           -------   -------  ------

(E) OFF-BALANCE SHEET INVESTMENTS

    The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1997 and 1996.

(F) CONCENTRATION OF CREDIT RISK

    Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

--------------------------------------------------------------------------------

(G) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    11,114     $    55      $   (51)   $    11,118
  Guaranteed and sponsored -- asset-backed...       55,506       1,056         (269)        56,293
States, municipalities and political
 subdivisions................................       26,404         329            0         26,733
International governments....................        7,609         500            0          8,109
Public utilities.............................       73,024         754         (132)        73,646
All other corporate..........................      517,715      14,110         (704)       531,121
All other corporate -- asset-backed..........      630,069       5,005         (739)       634,335
Short-term investments.......................      277,330          33           (8)       277,355
Certificates of deposit......................       93,770       1,515           (3)        95,282
Parents, subsidiaries and affiliates.........       86,100           0            0         86,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,778,641     $23,357      $(1,906)   $ 1,800,092
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    30,307     $   537      $     0    $    30,844
Common stock -- affiliated...................       35,384           0       (1,820)        33,564
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    65,691     $   537      $(1,820)   $    64,408
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    58,761     $     6      $  (195)   $    58,572
  Guaranteed and sponsored -- asset-backed...       78,237       1,477         (609)        79,105
States, municipalities and political
 subdivisions................................       25,958         163           (2)        26,119
International governments....................        7,447         205            0          7,652
Public utilities.............................       70,116         396         (424)        70,088
All other corporate..........................      410,530       6,357       (1,355)       415,532
All other corporate -- asset-backed..........      485,953       2,654       (1,081)       487,526
Short-term investments.......................      148,094           0          (66)       148,028
Certificates of deposit......................       83,378         563         (110)        83,831
Parents, subsidiaries and affiliates.........       48,100           0            0         48,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,416,574     $11,821      $(3,842)   $ 1,424,553
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    13,064     $   713      $     0    $    13,777
Common stock -- affiliated...................       35,379           0       (4,160)        31,219
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    48,443     $   713      $(4,160)   $    44,996
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

    The amortized cost and estimated fair value of bonds and short-term investments at December 31, 1997 by management's anticipated maturity are shown below. Asset-backed securities are distributed to maturity year based on ILA's estimate of the rate of future prepayments of principal

--------------------------------------------------------------------------------

over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting borrowers' rights to call or prepay their obligations.

                                               AMORTIZED    ESTIMATED
MATURITY                                          COST     FAIR VALUE
---------------------------------------------  ----------  -----------
Due in one year or less......................  $  424,518  $   696,203
Due after one year through five years........     586,980      708,365
Due after five years through ten years.......     451,963      295,896
Due after ten years..........................     315,180       99,628
                                               ----------  -----------
  Total......................................  $1,778,641  $ 1,800,092
                                               ----------  -----------
                                               ----------  -----------

    Proceeds from sales of investments in bonds and short-term investments during 1997, 1996 and 1995 were $367,626, $668,078 and $313,961, respectively, resulting in gross realized gains of $964, $3,675 and $1,419, respectively, and gross realized losses of $1,084, $919 and $1,263, respectively, before transfers to IMR. The Company had realized gains of $52 during 1995 from a capital gain distribution.

(H) FAIR VALUE OF FINANCIAL INSTRUMENTS

    BALANCE SHEET ITEMS (IN MILLIONS):

                                                      1997                 1996
                                               ------------------   ------------------
                                               CARRYING    FAIR     CARRYING    FAIR
                                                AMOUNT     VALUE     AMOUNT     VALUE
                                               --------   -------   --------   -------
ASSETS
  Bonds and short-term investments...........   $1,778    $ 1,800    $1,417    $ 1,425
  Common stocks..............................       64         64        45         45
  Policy loans...............................       37         37        29         29
  Mortgage loans.............................       85         85         0          0
  Other invested assets......................       21         21         3          3
LIABILITIES
  Liabilities on investment contracts........   $1,911    $ 1,835    $1,245    $ 1,191

    The carrying amounts for policy loans approximates fair value. The fair value of liabilities on investment contracts are determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

 3. RELATED PARTY TRANSACTIONS:

    Transactions between the Company and its affiliates within The Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends. The Company has also invested in bonds of its subsidiaries, Hartford Financial Services Corporation and HL Investment Advisors, Inc., and common stock of its subsidiary, ITT Hartford Life, LTD.

    On June 30, 1995, the assets of Lyndon Insurance Company were contributed to ILA. As a result, ILA received approximately $365 million in bonds and short-term investments, common stocks and cash, $28 million in policy reserves, $187 million of current tax liability, $26 million in IMR, $8 million in AVR (offset by an aggregate write-in to surplus), and $4 million of other liabilities. The assets in excess of liabilities of $112 million were recorded as an increase to paid-in surplus.

    For additional information, see Note 5.

 4. FEDERAL INCOME TAXES:

    The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were to file separate Federal, state and local income tax returns.

    As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the current intention of The Hartford and its subsidiaries to continue to file a single consolidated Federal income tax return. The Company will continue to remit (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. Federal income taxes (received) paid by the Company were $(14,499), $29,792 and $215,921 in 1997, 1996 and 1995, respectively. The effective tax rate was (26)%, 22% and 25% in 1997, 1996 and 1995, respectively. The following schedule provides a reconciliation of the tax provision at the U.S. Federal Statutory rate to Federal income tax (benefit) expense (in millions).

                                               1997    1996    1995
                                               -----   -----   -----
Tax provision at U.S. Federal statutory
 rate........................................  $  20   $  30   $  20
Tax deferred acquisition costs...............     25      27       8
Statutory to tax reserve differences.........      1       0       3
Unrealized gain on separate accounts.........    (44)    (21)    (13)
Investments and other........................    (17)    (17)     (4)
                                               -----   -----   -----
Federal income tax (benefit) expense.........  $ (15)  $  19   $  14
                                               -----   -----   -----
                                               -----   -----   -----

 5. CAPITAL AND SURPLUS AND SHAREHOLDER
   DIVIDEND RESTRICTIONS:

    The maximum amount of dividends which can be paid, without prior approval, by State of Connecticut insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1997 or 1996. ILA paid dividends of $10 million to its parent, HLIC, in 1995. As a result of the Distribution by ITT, the assets of ITT Lyndon Insurance Company (Lyndon) were contributed to ILA in June 1995. Substantially all the business was removed from Lyndon prior to the contribution. The amount of assets which

--------------------------------------------------------------------------------

exceeded liabilities at the contribution date ($112 million) was included in paid-in surplus.

 6. PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

    The Company's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $265, $358, and $1,034 in 1997, 1996 and 1995, respectively. Liabilities for the plan are held by The Hartford.

    The Company also participates in The Hartford's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statements of The Hartford. The cost to ILA was not material in 1997, 1996 and 1995.

    The Company's employees are included in The Hartford's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Amounts allocated by The Hartford for post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations) are immaterial. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 8.5% for 1997, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The cost to ILA was not material in 1997, 1996 and 1995.

    Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. Post-employment benefit expense was not material in 1997, 1996 and 1995.

 7. REINSURANCE:

    The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve ILA of its primary liability. ILA also assumes insurance from other insurers.

    Life insurance net retained premiums were comprised of the following:

                                      1997      1996      1995
                                    --------  --------  --------
Direct premiums...................  $266,427  $226,612  $159,918
Premiums assumed..................    51,630    33,817    13,299
Premiums ceded....................   (21,412)  (10,185)   (7,425)
                                    --------  --------  --------
Premiums and annuity
 considerations...................  $296,645  $250,244  $165,792
                                    --------  --------  --------
                                    --------  --------  --------

    The Company cedes to RGA Reinsurance Company, on a modified coinsurance basis, 80% of the variable annuity business written since 1994.

 8. SEPARATE ACCOUNTS:

    The Company maintains separate account assets and liabilities totaling $23.2 billion and $14.6 billion at December 31, 1997 and 1996, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with CARVM, which approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $252 million, $144 million and $72 million in 1997, 1996 and 1995, respectively, and are recorded as a component of other revenues on the Statutory Statements of Income.

 9. COMMITMENTS AND CONTINGENCIES:

    As of December 31, 1997 and 1996, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the normal course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.

    Under insurance guaranty laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. ILA paid guaranty fund assessments of $1,544, $1,262 and $1,684 in 1997, 1996 and 1995,
respectively. ILA incurred guaranteed fund expense of $548 in 1997 and 1996 and $0 in 1995.
\

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a) All financial statements are included in Part A and Part B of the Registration Statement.


    (b) (1) Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)


         (2)  Not applicable.

         (3)  (a)  Principal Underwriter Agreement.(2)


         (3)  (b)  Form of Dealer Agreement.(2)


         (4)  Form of Individual Flexible Premium Variable Annuity Contract.1


         (5)  Form of  Application.(1)

         (6)  (a)  Certificate of Incorporation of Hartford.


         (6)  (b)  Bylaws of Hartford.(1)

         (7)  Not applicable.

         (8)  Not applicable.


         (9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary.

         (10) Consent of Arthur Andersen LLP, Independent Public Accountants.

         (11) No financial statements are omitted.

-----------------------
(1) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration
         Statement File No. 33-73568, dated May 1, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 33-73568, dated April 29, 1996.

         (12) Not applicable.

         (13) Not applicable.

         (14) Not applicable.

         (15) Copy of Power of Attorney.

         (16) Organizational Chart.





Item 25. Directors and Officers of the Depositor


 NAME, AGE                      POSITION WITH HARTFORD

 Wendell J. Bossen              Vice President

 Gregory A. Boyko               Senior Vice President, Chief Financial Officer,
                                and  Treasurer, Director*

 Peter W. Cummins               Senior Vice President

 Ann M. de Raismes              Senior Vice President

 James R. Dooley                Vice President

 Timothy M. Fitch               Vice President

 David T. Foy                   Vice President

 J. Richard Garrett             Vice President and Assistant Treasurer

 Donald J. Gillette             Vice President

 John P. Ginnetti               Executive Vice President

 William A. Godfrey, III        Senior Vice President

 Lynda Godkin                   Senior Vice President, General Counsel, and
                                Corporate Secretary, Director*

 Lois W. Grady                  Senior Vice President

 Christopher Graham             Vice President

 Mark E. Hunt                   Vice President

 Stephen T. Joyce               Vice President

 Michael D. Keeler              Vice President

 Robert A. Kerzner              Senior Vice President

 David N. Levenson              Vice President

 William B. Malchodi, Jr.       Vice President

 Thomas M. Marra                Executive Vice President and Director,
                                Individual Life and Annuity Division, Director*

 Steven L.  Matthiesen          Vice President

 Michael C. O'Halloran          Vice President

 Daniel E. O'Sullivan           Vice President

 Craig D. Raymond               Senior Vice President and Chief Actuary

 David T. Schrandt              Vice President

 Lowndes A. Smith               President and Chief Executive Officer,
                                Director*

 Walter C. Welsh                Senior Vice President

 Raymond P. Welnicki            Senior Vice President

 Lizabeth H. Zlatkus            Senior Vice President

 David M. Znamierowski          Senior Vice President, Director*


Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

         Filed herewith as Exhibit 16.

Item 27. Number of Contract Owners


         As of  February 28, 1998, there  were 168,651 Contract Owners.

Item 28. Indemnification


         Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.




The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful.
Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.



The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.



Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify only a director that was successful on the merits in a suit, under
Article VIII, Section 2 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant who are parties or threatened to be parties to a legal proceeding by reason of his being or having been a director or officer of the Registrant for any expenses if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, and with respect to criminal proceedings, had no reason to believe his conduct was unlawful. Unless otherwise mandated by a court, no indemnification shall be made if such officer or director is adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant.



Additionally, the directors and officers of Hartford and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriters

    (a) HSD acts as principal underwriter for the following investment companies:


         Hartford Life Insurance Company - Separate Account One
         Hartford Life Insurance Company - Separate Account Two
         Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
         Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
         Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
         Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
         Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
         Hartford Life Insurance Company - Putnam Capital Manager Trust Separate Account
         Hartford Life Insurance Company - Separate Account Three
         Hartford Life Insurance Company - Separate Account Five

         Hartford Life and Annuity Insurance Company - Separate Account One
         Hartford Life and Annuity Insurance Company - Putnam Capital Manager Trust Separate Account Two
         Hartford Life and Annuity Insurance Company - Separate Account Three
         Hartford Life and Annuity Insurance Company - Separate Account Five
         Hartford Life and Annuity Insurance Company - Separate Account Six
         American Maturity Life Insurance Company - Separate Account AMLVA

    (b)       Directors and Officers of HSD


              NAME AND PRINCIPAL       POSITIONS AND OFFICES
               BUSINESS ADDRESS          WITH UNDERWRITER

              Lowndes A. Smith         President and Chief Executive Officer,
                                       Director
              John P. Ginnetti         Executive Vice President, Director
              Thomas M. Marra          Executive Vice President, Director

              Peter W. Cummins         Senior Vice President
              Lynda Godkin             Senior Vice President, General Counsel
                                       and Corporate Secretary
              Donald E. Waggaman, Jr.  Treasurer
              George R. Jay            Controller


         Unless otherwise indicated, the principal business address of each the above individuals is P. O. Box 2999, Hartford, Connecticut 06104-2999.

Item 30. Location of Accounts and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31. Management Services

         All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32. Undertakings


    (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.



    (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.


    (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

    (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

         The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 29th day of May, 1998.



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE
          (Registrant)


*By: /s/ Peter W. Cummins                          *By:/s/ Marianne O'Doherty
     ------------------------------------           --------------------------
         Peter W. Cummins                                  Marianne O'Doherty
         Senior Vice President                             Attorney-in-Fact

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
          (Depositor)

*By: /s/ Peter W. Cummins
     ------------------------------------
         Peter W. Cummins
         Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.


Gregory A. Boyko, Senior Vice President,
   Chief Financial Officer, and Treasurer,
   Director*
Lynda Godkin, Senior Vice President,
   General Counsel, and Corporate Secretary,      By: /s/ Marianne O'Doherty
   Director*                                          --------------------
Thomas M. Marra, Executive Vice                         Marianne O'Doherty
   President and Director, Individual Life and          Attorney-in-Fact
   Annuity Division, Director*                    Dated: May 29, 1998
Lowndes A. Smith, President and
   Chief Executive Officer, Director*
David M. Znamierowski, Senior Vice President,
   Director*

                                 EXHIBIT INDEX


(6)(a)   Articles of Incorporation of Hartford.

(9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary.

(10)     Consent of Arthur Andersen LLP, Independent Public Accountants.

(15)     Copy of Power of Attorney.

(16)     Organizational Chart.